     As filed with the Securities and Exchange Commission on 28 April 2000

                                                       Registration No. 33-58796
                                                                  811-7534

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 12
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate space)

[_]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 2000 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on (date), pursuant to paragraph (a)(1) of rule 485

[_]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

Post-Effective Amendment No. 12 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes five variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the five prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the five Policies.



multi-pr

                    [LOGO OF PARAGON LIFE INSURANCE COMPANY]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

                                                                           50407
              Prospectus dated May 1, 2000                                   Com
                                               Scudder
                                 [LOGO OF SCUDDER VARIABLE LIFE INVESTMENT FUND]
                                               Variable Life
                                               Investment Fund

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund:

                 FUND                                    FUND
--------------------------------------------------------------------------------
 Money Market Portfolio                 Global Discovery Portfolio
 Bond Portfolio                         International Portfolio
 Capital Growth Portfolio               21st Century Growth Portfolio
 Balanced Portfolio                     Large Company Growth Portfolio
 Growth and Income Portfolio
--------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 2000.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  31
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  35
Federal Tax Matters......................................................  36
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  43
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999.

   The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                        Management Fees
                                          (after fee       Other Expenses     Total
                                            waiver      (after reimbursement  Annual
                  Fund                  as applicable)     as applicable)    Expenses
   Money Market Portfolio                    0.37%             0.06%          0.43%
   Bond Portfolio                            0.48%             0.09%          0.57%
   Capital Growth Portfolio                  0.46%             0.03%          0.49%
   Balanced Portfolio                        0.48%             0.08%          0.56%
   Growth and Income Portfolio               0.48%             0.08%          0.56%
   International Portfolio                   0.85%             0.18%          1.03%
   Global discovery Portfolio(/1/)           0.98%             0.65%          1.63%
   Large Company Growth Portfolio(/2/)       0.00%             1.25%          1.25%
   21st Century Growth Portfolio(/3/)        0.00%             1.50%          1.50%

  (/1/)Please note that beginning May 1, 2000, with the new Scudder Variable Life Investment Fund prospectus, Scudder Kemper Investments had agreed to maintain the expenses for the Global Discovery Portfolio at 1.25% of the portfolio's average daily net assets. These expense limits will remain in effect until at least April 30, 2001.

  (/2/)The Adviser continues to maintain the expenses for the Large Company Growth Portfolio at 1.25% of the portfolio's average daily net assets through April 30, 2001. Without these reimbursements, the Management Fee would have been .745% and Other Expenses would have been 2.72% for total expenses of 3.47%.

  (/3/)The Adviser also continues to maintain the management expenses for the 21st Century Growth Portfolio at 1.50% of the portfolio's average daily net assets through April 30, 2001. Without these reimbursements, the Management Fee would have been .875% and Other Expenses would have been 2.02% for total expenses of 2.90%.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, we had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies.

In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Bond Portfolio

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Balanced Portfolio

The Balanced Portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Growth and Income Portfolio

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Global Discovery Portfolio

The Global Discovery Portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

21st Century Growth Portfolio

 (Please note: This fund was previously named Small Company Growth Portfolio)

The 21st Century Growth Portfolio pursues long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Large Company Growth Portfolio

Large Company Growth Portfolio seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued:

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1)The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face

Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

   Eligible                                                     First Subsequent
   Employees                                                    Year    Years
   ---------                                                    ----- ----------
   250-499..................................................... $5.00   $2.50
   500-999..................................................... $4.75   $2.25
   1000+....................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named
Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given.

If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies.as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer. and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's, operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, Mo (GenAm).

    Matthew K. Duffy/4/      Vice President and Chief Financial Officer since
                             June 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March
                             1987-June 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December 1994. Corporate Actuary
     General American Life   and Treasurer, GenAm since October 1994.
     Insurance Company
     700 Market Street
     St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
     General American Life   Secretary since August 1981. Vice President and
     Insurance Company       Associate General Counsel, GenAm, since December
     700 Market Street       30, 1995.
     St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November 1996. Vice President and Chief Actuary
                             August 1990-November 1996.

    John R. Tremmel          Vice President--Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/

    Richard A. Liddy         Chairman and Chief Executive Officer, GenAm, since
                             January 2000. Chairman, President, and Chief
                             Executive Officer, GenAm, May 1992-January 2000.

    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July 1993-August 1995.

    Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                             October 1991.

    A. Greig Woodring        President and CEO, Reinsurance Group of America,
                             Inc., since May 1993, and Executive Vice
                             President--Reinsurance, GenAm, since January 1990.

--------
/1 /All positions listed are with the Company unless otherwise indicated.
/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
/3 /The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.
/4 /Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               December 31, 1999

                          Money                  Capital                    Growth &  Global
                          Market  International  Growth   Balanced   Bond    Income  Discovery
                         Division   Division    Division  Division Division Division Division
                         -------- ------------- --------- -------- -------- -------- ---------
Net Assets:
  Investments in Scudder
   Investments, at
   Market Value (See
   Schedule of
   Investments)......... $107,458    976,038    2,249,701 983,502  209,666  476,350   18,386
  Receivable from
   (payable to) Paragon
   Life Insurance
   Company..............      --          55           83      55      --        84      --
                         --------    -------    --------- -------  -------  -------   ------
    Total Net Assets.... $107,458    976,093    2,249,784 983,557  209,666  476,434   18,386
                         ========    =======    ========= =======  =======  =======   ======
Net Assets, represent-
 ing:
  Equity of Contract
   Owners............... $107,409    975,679    2,248,803 983,119  209,571  476,222   18,378
  Equity of Paragon Life
   Insurance Company....       49        414          981     438       95      212        8
                         --------    -------    --------- -------  -------  -------   ------
                         $107,458    976,093    2,249,784 983,557  209,666  476,434   18,386
                         ========    =======    ========= =======  =======  =======   ======
Total Units Held........   85,564     37,559       55,141  44,991   23,315   33,437    1,387
Net Asset Value Per
 Unit................... $   1.26      25.98        40.78   21.85     8.99    14.24    13.25
Cost of Investments..... $107,458    627,557    1,447,076 775,896  218,557  470,926   12,184
                         ========    =======    ========= =======  =======  =======   ======



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

 For the Years Ended December 31, 1999, 1998, and 1997, except for the Global
                              Discovery Division
  which is for the period from May 15, 1998 (Inception) to December 31, 1998.

                     Money Market Division   International Division     Capital Growth Division       Balanced Division
                     ----------------------  ------------------------ ----------------------------- ----------------------
                      1999     1998   1997    1999     1998     1997    1999       1998      1997    1999    1998    1997
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
Investment Income:
 Dividend Income...  $ 4,524   2,514  1,697    3,862    9,586   6,239     4,505     10,625   67,231  10,818  16,634 12,268
Expenses:
 Mortality and
 Expense Charge....      730     364    260    5,713    4,279   3,814    14,587     10,303    8,396   6,948   4,734  3,712
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Investment
   Income
   (Expense).......    3,794   2,150  1,437   (1,851)   5,307   2,425   (10,082)       322   58,835   3,870  11,900  8,556
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....      --      --     --    54,461   63,044   3,268   159,059     67,200    2,366  54,670  26,776 20,984
 Proceeds from
 Sales.............   18,828  11,296 18,673  156,952  112,597  68,547   294,883    264,342  149,231 165,754  83,851 70,741
 Cost of
 Investments Sold..   18,828  11,296 18,673  132,987  100,354  56,471   220,294    202,151  104,692 136,484  69,758 56,070
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Realized
   Gain on
   Investments.....      --      --     --    78,426   75,287  15,344   233,648    129,391   46,905  83,940  40,869 35,655
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........      --      --     --    86,528   78,522  59,971   457,526    316,515  120,746 173,652  97,262 43,162
 Unrealized Gain
 (Loss) End of
 Year..............      --      --     --   348,481   86,528  78,522   802,625    457,526  316,515 207,606 173,652 97,262
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
 Net Unrealized
 Gain (Loss) on
 Investments.......      --      --     --   261,953    8,006  18,551   345,099    141,011  195,769  33,954  76,390 54,100
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
   Net Gain (Loss)
   on Investments..      --      --     --   340,379   83,293  33,895   578,747    270,402  242,674 117,894 117,259 89,755
                     -------  ------ ------  -------  -------  ------ ---------  ---------  ------- ------- ------- ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $ 3,794   2,150  1,437  338,528   88,600  36,320   568,665    270,724  301,509 121,764 129,159 98,311
                     =======  ====== ======  =======  =======  ====== =========  =========  ======= ======= ======= ======
                                                Growth & Income             Global
                         Bond Division              Division          Discovery Division
                     ----------------------  ------------------------ --------------------
                      1999     1998   1997    1999     1998     1997    1999       1998
                     -------  ------ ------  -------  -------  ------ ---------  ---------
Investment Income:
 Dividend Income...  $ 7,739   8,740  5,950    4,300    6,710   3,833       --         --
Expenses:
 Mortality and
 Expense Charge....    1,585   1,121    930    3,390    2,254   1,275        58          1
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Investment
   Income
   (Expense).......    6,154   7,619  5,020      910    4,456   2,558       (58)        (1)
Net Realized Gain
on Investments
 Realized Gain
 from
 Distributions.....      773     481  1,659   24,411   15,633   3,309        18
 Proceeds from
 Sales.............   32,355  30,061 27,553  106,367   67,098  26,569     1,402         52
 Cost of
 Investments Sold..   33,369  30,206 24,606  102,472   62,590  22,348     1,237         51
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Realized
   Gain on
   Investments.....     (241)    336  4,606   28,306   20,141   7,530       183          1
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........      535      35     51   20,860   37,619   7,630        59        --
 Unrealized Gain
 (Loss) End of
 Year..............   (8,891)    535     35    5,424   20,860  37,619     6,202         59
                     -------  ------ ------  -------  -------  ------ ---------  ---------
 Net Unrealized
 Gain (Loss) on
 Investments.......   (9,426)    500    (16) (15,436) (16,759) 29,989     6,143         59
                     -------  ------ ------  -------  -------  ------ ---------  ---------
   Net Gain (Loss)
   on Investments..   (9,667)    836  4,590   12,870    3,382  37,519     6,326         60
                     -------  ------ ------  -------  -------  ------ ---------  ---------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $(3,513)  8,455  9,610   13,780    7,838  40,077     6,268         59
                     =======  ====== ======  =======  =======  ====== =========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

 For the Years ended December 31, 1999, 1998, and 1997, except for the Global
                           Discovery Division which
     is for the period from May 15, 1998 (inception) to December 31, 1998.

                          Money Market Division   International Division       Capital Growth Division
                         ------------------------ ------------------------  -------------------------------
                           1999    1998    1997    1999     1998    1997      1999       1998       1997
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
Operations:
 Net Investment Income
 (Expense).............  $  3,794   2,150   1,437  (1,851)   5,307   2,425    (10,082)       322     58,835
 Net Realized Gain
 (Loss) on Investments.       --      --      --   78,426   75,287  15,344    233,648    129,391     46,905
 Net Unrealized Gain
 (Loss) on Investments.       --      --      --  261,953    8,006  18,551    345,099    141,011    195,769
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
   Increase (Decrease)
   in Net Assets Re-
   sulting from
   Operations..........     3,794   2,150   1,437 338,528   88,600  36,320    568,665    270,724    301,509
    Net Deposits into
    Separate Account...    26,053  42,677   5,480  31,554    5,924  73,456    115,249     75,940    140,956
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
     Increase in Net
     Assets............    29,847  44,827   6,917 370,082   94,524 109,776    683,914    346,664    442,465
 Net Assets, Beginning
 of Year...............    77,611  32,784  25,867 606,011  511,487 401,711  1,565,870  1,219,206    776,741
                         -------- ------- ------- -------  ------- -------  ---------  ---------  ---------
 Net Assets, End of
 Year..................  $107,458  77,611  32,784 976,093  606,011 511,487  2,249,784  1,565,870  1,219,206
                         ======== ======= ======= =======  ======= =======  =========  =========  =========
                                                                                                              Global
                            Balanced Division          Bond Division          Growth & Income Division       Discovery
                         ------------------------ ------------------------  ------------------------------- ------------
                           1999    1998    1997    1999     1998    1997      1999       1998       1997     1999   1998
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ----
Operations:
 Net Investment Income
 (Expense).............  $  3,870  11,900   8,556   6,154    7,619   5,020        910      4,456      2,558    (58)  (1)
 Net Realized Gain
 (Loss) on Investments.    83,940  40,869  35,655    (241)     336   4,606     28,306     20,141      7,530    183    1
 Net Unrealized Gain
 (Loss) on Investments.    33,954  76,390  54,100  (9,426)     500     (16)   (15,436)   (16,759)    29,989  6,143   59
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
   Increase (Decrease)
   in Net Assets Re-
   sulting from
   Operations..........   121,764 129,159  98,311  (3,513)   8,455   9,610     13,780      7,838     40,077  6,268   59
    Net Deposits into
    Separate Account...   101,725  93,743  69,393  35,257   41,324  14,364    104,619    131,034     97,894 11,545  514
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
     Increase in Net
     Assets............   223,489 222,902 167,704  31,744   49,779  23,974    118,399    138,872    137,971 17,813  573
 Net Assets, Beginning
 of Year...............   760,068 537,166 369,462 177,922  128,143 104,169    358,035    219,163     81,192    573  --
                         -------- ------- ------- -------  ------- -------  ---------  ---------  --------- ------  ---
 Net Assets, End of
 Year..................  $983,557 760,068 537,166 209,666  177,922 128,143    476,434    358,035    219,163 18,386  573
                         ======== ======= ======= =======  ======= =======  =========  =========  ========= ======  ===

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seven Divisions, which invest exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income and Global Discovery (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and

                           PARAGON SEPARATE ACCOUNT B
assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales of Scudder Investment Series Shares

  For the years ended December 31, 1999, 1998, and 1997 except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998; purchases and proceeds from sales of Scudder Variable Life Investment Funds were as follows:

                         Money Market Division International Division  Capital Growth Division
                         --------------------- ----------------------- -----------------------
                          1999    1998   1997   1999    1998    1997    1999    1998    1997
                         ------- ------ ------ ------- ------- ------- ------- ------- -------
Purchases............... $44,371 53,364 23,916 185,087 111,520 138,552 407,432 317,123 282,658
Sales................... $18,828 11,296 18,673 156,952 112,597  68,547 294,883 264,342 149,231
                         ======= ====== ====== ======= ======= ======= ======= ======= =======

                                                                           Growth & Income       Global
                            Balanced Division        Bond Division            Division          Discovery
                         ------------------------ -------------------- ----------------------- -----------
                           1999    1998    1997    1999   1998   1997   1999    1998    1997    1999  1998
                         -------- ------- ------- ------ ------ ------ ------- ------- ------- ------ ----
Purchases............... $274,510 158,435 136,801 66,448 69,750 41,077 208,443 194,789 123,344 12,889 565
Sales................... $165,754  83,851  70,741 32,355 30,061 27,553 106,367  67,098  26,569  1,402  52
                         ======== ======= ======= ====== ====== ====== ======= ======= ======= ====== ===

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1999, 1998, and 1997, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998.

                             Money Market        International        Capital Growth
                               Division             Division             Division
                         -------------------- -------------------- --------------------
                          1999   1998   1997   1999   1998   1997   1999   1998   1997
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 35,974 45,369 21,325 10,022  7,107 10,046 12,248 11,935 13,559
 Withdrawals............ 14,831  9,370 16,319  8,240  6,829  4,720  8,642  9,447  6,577
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
   Net Increase in
    Units............... 21,143 35,999  5,006  1,782    278  5,326  3,606  2,488  6,982
Outstanding Units,
 Beginning of Year...... 64,421 28,422 23,416 35,777 35,499 30,173 51,535 49,047 42,065
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 85,564 64,421 28,422 37,559 35,777 35,499 55,141 51,535 49,047
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                                                                                          Global
                                                                     Growth & Income    Discovery
                          Balanced Division      Bond Division           Division        Division
                         -------------------- -------------------- -------------------- ----------
                          1999   1998   1997   1999   1998   1997   1999   1998   1997  1999  1998
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ----
Net Increase in Units
 Deposits............... 13,201 10,163 10,116  7,282  7,938  5,071 14,411 14,262 11,243 1,460  78
 Withdrawals............  8,020  4,734  4,939  3,425  3,295  3,293  7,439  4,975  2,275   144   7
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ---
   Net Increase in
    Units...............  5,181  5,429  5,177  3,857  4,643  1,778  6,972  9,287  8,968 1,316  71
Outstanding Units,
 Beginning of Year...... 39,810 34,381 29,204 19,458 14,815 13,037 26,465 17,178  8,210    71 --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ---
Outstanding Units, End
 of Year................ 44,991 39,810 34,381 23,315 19,458 14,815 33,437 26,465 17,178 1,387  71
                         ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===

                           PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997, except for the Global Discovery Division which is for the period from May 15, 1998 (inception) to December 31, 1998.

                        Money Market Division      International Division      Capital Growth Division
                       --------------------------  -------------------------  ---------------------------
                         1999     1998     1997     1999     1998     1997      1999      1998     1997
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
Total Gross Deposits.. $ 33,424   25,225   18,433  176,515  164,286  172,592   431,496   377,928  334,899
Surrenders and
 Withdrawals..........   (4,670)    (505) (13,596) (82,647) (84,896) (30,987) (170,285) (150,589) (56,497)
Transfers Between
 Funds and General
 Account..............    9,057   25,891    8,319   (8,662) (15,319) (12,712)    1,787      (101)  (1,888)
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers...........   37,811   50,611   13,156   85,206   64,071  128,893   262,998   227,238  276,514
Deductions:
 Premium Expense
  Charges.............      981      740      543    5,186    4,819    5,084    12,684    11,085    9,865
 Monthly Expense
  Charges.............      779      497      433    3,504    3,685    4,050     9,764     9,690    7,859
 Cost of Insurance
  and Optional
  Benefits............    9,998    6,697    6,700   44,962   49,643   46,303   125,301   130,523  117,834
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
   Total Deductions...   11,758    7,934    7,676   53,652   58,147   55,437   147,749   151,298  135,558
                       --------  -------  -------  -------  -------  -------  --------  --------  -------
Net Deposits from
 Policyholders........ $ 26,053   42,677    5,480   31,554    5,924   73,456   115,249    75,940  140,956
                       ========  =======  =======  =======  =======  =======  ========  ========  =======
                                                                                                              Global
                          Balanced Division             Bond Division         Growth & Income Division      Discovery
                       --------------------------  -------------------------  ---------------------------  ------------
                         1999     1998     1997     1999     1998     1997      1999      1998     1997     1999  1998
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
Total Gross Deposits.. $279,270  208,733  168,771   73,305   79,806   52,193   233,644   209,544  129,485  13,335 1,239
Surrenders and
 Withdrawals..........  (97,872) (28,227) (34,296)  (8,447)  (4,783)  (9,875)  (36,802)  (17,789)  (7,167)    --    (11)
Transfers Between
 Funds and General
 Account..............   15,106  (14,287)  (2,412)  (8,709) (12,203)  (9,318)  (27,875)    1,021   15,123     715   --
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers...........  196,504  166,219  132,063   56,149   62,820   33,000   168,967   192,776  137,441  14,050 1,228
Deductions:
 Premium Expense
  Charges.............    8,207    6,122    4,971    2,152    2,341    1,537     6,865     6,146    3,814     393    36
 Monthly Expense
  Charges.............    6,259    4,586    3,961    1,355    1,324    1,225     4,156     3,842    3,039     153    47
 Cost of Insurance
  and Optional
  Benefits............   80,313   61,768   53,738   17,385   17,831   15,874    53,327    51,754   32,694   1,959   631
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
   Total Deductions...   94,779   72,476   62,670   20,892   21,496   18,636    64,348    61,742   39,547   2,505   714
                       --------  -------  -------  -------  -------  -------  --------  --------  -------  ------ -----
Net Deposits from
 Policyholders........ $101,725   93,743   69,393   35,257   41,324   14,364   104,619   131,034   97,894  11,545   514
                       ========  =======  =======  =======  =======  =======  ========  ========  =======  ====== =====

                           PARAGON SEPARATE ACCOUNT B

(7) Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
Scudder Variable Insurance Series:
  Money Market Division.......................... 107,458 $  107,458 $  107,458
  International Division.........................  47,988 $  976,038 $  627,557
  Capital Growth Division........................  77,232 $2,249,701 $1,447,076
  Balanced Division..............................  61,049 $  983,502 $  775,896
  Bond Division..................................  32,306 $  209,666 $  218,557
  Growth & Income Division.......................  43,463 $  476,350 $  470,926
  Global Discovery...............................   1,395 $   18,386 $   12,184




                 See Accompanying Independent Auditor's Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1999) of .890%. These charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .634% and
 .657%, respectively. See the respective Fund prospectus for details. After deduction for these amounts with expense reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.790%, 4.210%, and 10.210%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                  1.790%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,045           $500,000           $ 4,874           $500,000
  2          12,630             5,882            500,000             9,576            500,000
  3          19,423             8,468            500,000            14,145            500,000
  4          26,555            10,797            500,000            18,515            500,000
  5          34,045            12,844            500,000            22,698            500,000
  6          41,908            14,593            500,000            26,698            500,000
  7          50,165            16,014            500,000            30,521            500,000
  8          58,834            17,065            500,000            34,110            500,000
  9          67,937            17,712            500,000            37,531            500,000
 10          77,496            17,923            500,000            40,728            500,000
 11          87,532            17,693            500,000            43,648            500,000
 12          98,070            16,987            500,000            46,357            500,000
 13         109,134            15,803            500,000            48,805            500,000
 14         120,752            14,109            500,000            50,940            500,000
 15         132,951            11,853            500,000            52,768            500,000
 16         145,760             8,972            500,000            54,295            500,000
 17         159,209             5,353            500,000            55,468            500,000
 18         173,331               860            500,000            56,234            500,000
 19         188,159                 0                  0            56,604            500,000
 20         203,728                 0                  0            56,524            500,000
 25         294,060                 0                  0            46,474            500,000
 30         409,348                 0                  0             7,369            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.210%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,144           $500,000           $  5,033           $500,000
  2          12,630             6,264            500,000             10,191            500,000
  3          19,423             9,311            500,000             15,518            500,000
  4          26,555            12,272            500,000             20,950            500,000
  5          34,045            15,116            500,000             26,502            500,000
  6          41,908            17,818            500,000             32,182            500,000
  7          50,165            20,337            500,000             37,998            500,000
  8          58,834            22,620            500,000             43,897            500,000
  9          67,937            24,619            500,000             49,950            500,000
 10          77,496            26,286            500,000             56,106            500,000
 11          87,532            27,596            500,000             62,316            500,000
 12          98,070            28,496            500,000             68,647            500,000
 13         109,134            28,960            500,000             75,057            500,000
 14         120,752            28,935            500,000             81,500            500,000
 15         132,951            28,341            500,000             87,986            500,000
 16         145,760            27,085            500,000             94,526            500,000
 17         159,209            25,019            500,000            101,076            500,000
 18         173,331            21,961            500,000            107,595            500,000
 19         188,159            17,716            500,000            114,097            500,000
 20         203,728            12,071            500,000            120,542            500,000
 25         294,060                 0                  0            149,741            500,000
 30         409,348                 0                  0            164,235            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.210%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,242           $500,000           $  5,190           $500,000
  2          12,630             6,655            500,000             10,821            500,000
  3          19,423            10,208            500,000             16,977            500,000
  4          26,555            13,907            500,000             23,643            500,000
  5          34,045            17,743            500,000             30,882            500,000
  6          41,908            21,710            500,000             38,756            500,000
  7          50,165            25,791            500,000             47,338            500,000
  8          58,834            29,957            500,000             56,644            500,000
  9          67,937            34,183            500,000             66,820            500,000
 10          77,496            38,447            500,000             77,903            500,000
 11          87,532            42,750            500,000             89,942            500,000
 12          98,070            47,070            500,000            103,109            500,000
 13         109,134            51,414            500,000            117,485            500,000
 14         120,752            55,765            500,000            133,166            500,000
 15         132,951            60,082            500,000            150,313            500,000
 16         145,760            64,318            500,000            169,112            500,000
 17         159,209            68,375            500,000            189,723            500,000
 18         173,331            72,130            500,000            212,342            500,000
 19         188,159            75,444            500,000            237,239            500,000
 20         203,728            78,173            500,000            264,684            500,000
 25         294,060            77,940            500,000            453,351            525,887
 30         409,348            21,483            500,000            763,920            817,395

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.790%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,798           $508,798           $ 10,633           $510,633
  2          25,261            17,268            517,268             20,981            520,981
  3          38,846            25,368            525,368             31,085            531,085
  4          53,111            33,092            533,092             40,878            540,878
  5          68,090            40,417            540,417             50,371            550,371
  6          83,817            47,328            547,328             59,571            559,571
  7         100,330            53,796            553,796             68,481            568,481
  8         117,669            59,782            559,782             77,044            577,044
  9         135,875            65,252            565,252             85,328            585,328
 10         154,992            70,182            570,182             93,276            593,276
 11         175,064            74,568            574,568            100,827            600,827
 12         196,140            78,384            578,384            108,053            608,053
 13         218,269            81,636            581,636            114,903            614,903
 14         241,505            84,304            584,304            121,316            621,316
 15         265,903            86,344            586,344            127,302            627,302
 16         291,521            87,709            587,709            132,867            632,867
 17         318,419            88,305            588,305            137,954            637,954
 18         346,663            88,021            588,021            142,507            642,507
 19         376,319            86,749            586,749            146,542            646,542
 20         407,457            84,393            584,393            150,002            650,002
 25         588,120            54,750            554,750            155,817            655,817
 30         818,697                 0                  0            131,300            631,300

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.210%)
                        -------------------------------------------------------------------
                               GUARANTEED*                          CURRENT**
                        --------------------------------    -------------------------------
           PREM            CASH              DEATH             CASH             DEATH
 YR      AT 5.00%          VALUE            BENEFIT           VALUE            BENEFIT
 ---     --------       -----------       -----------       ----------       -----------
  1      $ 12,322       $     9,086       $   509,086       $   10,980       $   510,980
  2        25,261            18,378           518,378           22,326           522,326
  3        38,846            27,835           527,835           34,088           534,088
  4        53,111            37,453           537,453           46,211           546,211
  5        68,090            47,207           547,207           58,716           558,716
  6        83,817            57,078           557,078           71,620           571,620
  7       100,330            67,036           567,036           84,938           584,938
  8       117,669            77,035           577,035           98,622           598,622
  9       135,875            87,033           587,033          112,755           612,755
 10       154,992            96,995           596,995          127,287           627,287
 11       175,064           106,907           606,907          142,168           642,168
 12       196,140           116,730           616,730          157,482           657,482
 13       218,269           126,454           626,454          173,183           673,183
 14       241,505           136,044           636,044          189,223           689,223
 15       265,903           145,441           645,441          205,615           705,615
 16       291,521           154,575           654,575          222,375           722,375
 17       318,419           163,324           663,324          239,450           739,450
 18       346,663           171,546           671,546          256,787           756,787
 19       376,319           179,090           679,090          274,404           774,404
 20       407,457           185,810           685,810          292,244           792,244
 25       588,120           203,314           703,314          381,673           881,673
 30       818,697           174,009           674,009          457,425           957,425

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.210%)
                        ------------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------   ---------------------------------
           PREM           CASH            DEATH             CASH              DEATH
 YR      AT 5.00%        VALUE           BENEFIT            VALUE            BENEFIT
 ---     --------       ----------     ------------      -----------       ------------
  1      $ 12,322       $  9,369       $   509,369       $    11,322       $   511,322
  2        25,261         19,512           519,512            23,700           523,700
  3        38,846         30,458           530,458            37,279           537,279
  4        53,111         42,277           542,277            52,105           552,105
  5        68,090         55,025           555,025            68,314           568,314
  6        83,817         68,773           568,773            86,045           586,045
  7       100,330         83,585           583,585           105,454           605,454
  8       117,669         99,519           599,519           126,644           626,644
  9       135,875        116,647           616,647           149,866           649,866
 10       154,992        135,052           635,052           175,258           675,258
 11       175,064        154,853           654,853           202,972           702,972
 12       196,140        176,153           676,153           233,315           733,315
 13       218,269        199,102           699,102           266,493           766,493
 14       241,505        223,835           723,835           302,725           802,725
 15       265,903        250,478           750,478           342,325           842,325
 16       291,521        279,165           779,165           385,636           885,636
 17       318,419        309,991           809,991           432,969           932,969
 18       346,663        343,042           843,042           484,666           984,666
 19       376,319        378,416           878,416           541,178         1,041,178
 20       407,457        416,231           916,231           602,930         1,102,930
 25       588,120        648,905         1,148,905         1,007,307         1,507,307
 30       818,697        969,509         1,469,509         1,626,060         2,126,060

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                          Morgan Stanley Dean Witter Variable
                                          Investment Series
[Paragon Logo]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000

                                                                           50450

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 13 Divisions of the Separate Account will invest solely in one of the corresponding Funds managed by Morgan Stanley Dean Witter Advisors Inc.:

                   FUND FUND
----------------------------

  Money Market Portfolio                   Global Dividend Growth Portfolio
  Quality Income Plus Portfolio            European Growth Portfolio
  High Yield Portfolio                     Pacific Growth Portfolio
  Utilities Portfolio                      Equity Portfolio
  Income Builder Portfolio                 Competitive Edge "Best Ideas"
  Dividend Growth Portfolio                Portfolio
  Capital Growth Portfolio
                                           Strategist Portfolio

                The date of this Prospectus is May 1, 2000.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  35
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-- Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2.25% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                             Management      Other
                                                Fees       Expenses
                                             (after fee     (after
                                               waiver    reimbursement  Total
                                                 as           as        Annual
                       Fund                  applicable)  applicable)  Expenses
                       ----                  ----------  ------------- --------
      Money Market Portfolio................    0.50%        0.02%       0.52%
      Quality Income Plus Portfolio.........    0.50%        0.02%       0.52%
      High Yield Portfolio..................    0.50%        0.03%       0.53%
      Utilities Portfolio...................    0.64%        0.03%       0.67%
      Income Builder Portfolio..............    0.75%        0.06%       0.81%
      Dividend Growth Portfolio.............    0.51%        0.01%       0.52%
      Capital Growth Portfolio..............    0.65%        0.07%       0.72%
      Global Dividend Growth Portfolio......    0.75%        0.08%       0.83%
      European Growth Portfolio.............    0.95%        0.09%       1.04%
      Pacific Growth Portfolio..............    0.95%        0.47%       1.42%
      Equity Portfolio......................    0.49%        0.02%       0.51%
      Competitive Edge "Best Ideas"
       Portfolio............................    0.44%        0.12%       0.56%
      Strategist Portfolio..................    0.50%        0.02%       0.52%

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.


Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, we had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of Morgan Stanley Dean Witter Variable Investment Series (referred to as the "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the funds described in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the Morgan Stanley Dean Witter Variable Investment Series. The assets of each Portfolio used by the Policies are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.

Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Portfolio:

Money Market Portfolio

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

Quality Income Plus Portfolio

The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. Government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

High Yield Portfolio

The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

Utilities Portfolio

The Utilities Portfolio seeks both capital appreciation and current income.

Income Builder Portfolio

The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is a secondary objective.

Dividend Growth Portfolio

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

Capital Growth Portfolio

The Capital Growth Portfolio seeks long-term capital growth.

Global Dividend Growth Portfolio

The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

European Growth Portfolio (European Portfolio)

The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

Pacific Growth Portfolio

The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

Equity Portfolio

The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

Competitive Edge "Best Ideas" Portfolio

The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

Strategist Portfolio

The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities, and the writing of covered call and put options.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must preceede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds".

Agreements. We have has entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

(a) operated as a management company under the 1940 Act;

(b) deregistered under that Act in the event such registration is no longer required; or

(c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

   (1) to independent contractors of the employer;

   (2) to persons who wish to continue coverage after a Group Contract has terminated;

   (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

   (4) if state law restrictions make issuance of a Group Contract impracticable; or

   (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract-- Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:
(1) the premium paid; less

(2) the premium expense charge;

(3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

(4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            40................................    250%
            41................................    243
            42................................    236
            43................................    229
            44................................    222
            45................................    215
            46................................    209
            47................................    203
            48................................    197
            49................................    191
            50................................    185
            51................................    178
            52................................    171
            53................................    164
            54................................    157
            55................................    150
            56................................    146
            57................................    142
            58................................    138
            59................................    134
            60................................    130
            61................................    128
            62................................    126
            63................................    124
            64................................    122
            65................................    120
            66................................    119
            67................................    118
            68................................    117
            69................................    116
            70................................    115
            71................................    113
            72................................    111
            73................................    109
            74................................    107

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            75 to 90..........................    105%
            91................................    104
            92................................    103
            93................................    102
            94................................    101
            95 or older.......................    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,
  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.


Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate
    income taxes resulting from    the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2 1/4% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                First Subsequent
        Eligible Employees                      Year    Years
        --------------------------------------- ----- ----------
        250--499............................... $5.00   $2.50
        500--999............................... $4.75   $2.25
        1000+.................................. $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company.
Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender Value. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                            FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven

Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years /1/
 ------------------------ -----------------------------------------------------
 Executive Officers/2/

  Carl H. Anderson/4/     President and Chief Executive Officer since June
                          1986. Vice President, New Ventures, since June 1986,
                          General American Life Insurance Co., St. Louis, Mo.
                          (GenAm).

  Matthew K. Duffy/4/     Vice President and Chief Financial Officer since June
                          1996. Formerly Director of Accounting, Prudential
                          Insurance Company of America, March 1987--June 1996.

  E. Thomas Hughes, Jr./4 Treasurer since December 1994. Corporate Actuary and
  / General American Life Treasurer, GenAm since October, 1994.
  Insurance Company
  700 Market Street
  St. Louis, MO 63101

  Matthew P. McCauley/4   Vice President and General Counsel since 1984.
  / General American Life Secretary since August 1981. Vice President and
  Insurance Company       Associate General Counsel, GenAm, since December 30,
  700 Market Street       1995.
  St. Louis, MO 63101

  Craig K. Nordyke/4/     Executive Vice President and Chief Actuary since
                          November 1996. Vice President and Chief Actuary
                          August 1990--November 1996.

  John R. Tremmel         Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998. Senior Vice President, Citicorp Insurance
                          Group, September 1986--December 1995.

 Directors/3/

  Richard A. Liddy        Chairman and Chief Executive Officer, GenAm, since
                          January 2000. Chairman, President, and Chief
                          Executive Officer, GenAm, May 1992--January 2000.
  Warren J. Winer         Executive Vice President--Group, GenAm, since
                          September 1995. Formerly, Managing Director, Wm. M.
                          Mercer, July 1993--August 1995.

  Bernard H Wolzenski     Executive Vice President--Individual, GenAm, since
                          October 1991.

  A. Greig Woodring       President and CEO, Reinsurance Group of America,
                          Inc., since May 1993, and Executive Vice President--
                          Reinsurance, GenAm, since January 1990.

--------

/1/All positions listed are with the Company unless otherwise indicated.
/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3/The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.
/4/ Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's Morgan Stanley
Dean Witter Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge Best Ideas Divisions of Paragon Separate Account B as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Morgan Stanley Dean Witter Variable Investment Series. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation, and Competitive Edge Best Ideas Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1999

                          Money                                     Quality     Dividend            Capital
                          Market  High Yield  Equity   Strategist Income Plus    Growth   Utilities  Growth
                         Division  Division  Division   Division    Division    Division  Division  Division
                         -------- ---------- --------- ---------- ------------ ---------- --------- --------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Investments, at
  Market Value (See
  Schedule of
  Investments).......... $199,611   106,312  1,237,768  302,880      56,653    1,337,461   61,118   358,738
                         -------- ---------  ---------  -------      ------    ---------   ------   -------
   Total Net Assets..... $199,611   106,312  1,237,768  302,880      56,653    1,337,461   61,118   358,738
                         ======== =========  =========  =======      ======    =========   ======   =======
Total Net Assets,
 represented by:
 Equity of Contract
  Owners................ $199,474   104,899  1,236,521  301,157      56,293    1,330,352   60,749   358,555
 Equity of Paragon Life
  Insurance Company.....      137     1,413      1,247    1,723         360        7,109      369       183
                         -------- ---------  ---------  -------      ------    ---------   ------   -------
                         $199,611   106,312  1,237,768  302,880      56,653    1,337,461   61,118   358,738
                         ======== =========  =========  =======      ======    =========   ======   =======
Total Units Held........  167,157    14,710     14,843   12,895       4,498       51,032    2,220    11,094
Net Asset Value Per
 Unit................... $   1.19      7.13      83.31    23.35       12.52        26.07    27.36     32.32
Cost of Investments..... $199,611   139,749    813,689  250,097      61,353    1,408,157   46,719   269,575
                         ======== =========  =========  =======      ======    =========   ======   =======

                                              Global
                                   Pacific   Dividend    Income     Capital    Comp. Edge
                         European   Growth    Growth    Builder   Appreciation Best Ideas
                         Division  Division  Division   Division    Division    Division
                         -------- ---------- --------- ---------- ------------ ----------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Investments, at
  Market Value (See
  Schedule of
  Investments).......... $698,725 1,310,308    838,278    8,334         --       111,023
                         -------- ---------  ---------  -------      ------    ---------
   Total Net Assets..... $698,725 1,310,308    838,278    8,334         --       111,023
                         ======== =========  =========  =======      ======    =========
Total Net Assets,
 represented by:
 Equity of Contract
  Owners................ $698,363 1,309,641    833,967    8,225         --       110,969
 Equity of Paragon Life
  Insurance Company.....      362       667      4,311      109         --            54
                         -------- ---------  ---------  -------      ------    ---------
                         $698,725 1,310,308    838,278    8,334         --       111,023
                         ======== =========  =========  =======      ======    =========
Total Units Held........   17,184   146,004     43,814      653         --         9,029
Net Asset Value Per
 Unit................... $  40.64      8.97      19.03    12.61         --         12.29
Cost of Investments..... $520,136 1,070,711    775,969    8,061         --        93,484
                         ======== =========  =========  =======      ======    =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 1 of 2

 For the Years ended December 31, 1999, 1998, and 1997, except for the Income
  Builder and the Capital Appreciation Division which are for the period from May 1, 1997 (Inception) through December 31, 1997 and the Competitive Edge
   Best Ideas Division which is for the period from May 19, 1998 (Inception)
                          through December 31, 1998.

                          Money Market               High Yield                   Equity                 Strategist
                            Division                  Division                   Division                 Division
                     ------------------------ --------------------------  ------------------------  ---------------------
                       1999     1998   1997     1999     1998     1997     1999    1998     1997     1999   1998    1997
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
Investment Income:
 Dividend Income...  $  7,930   7,158   6,775   20,323   22,700   15,138   18,770   3,713    2,078   5,565  3,488   2,963
Expenses:
 Mortality and
 Expense Charge....     1,505   1,254   1,180    1,345    1,607    1,075    6,971   4,478    3,039   1,997  1,292     834
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Investment
 Income (Expense)..     6,425   5,904   5,595   18,978   21,093   14,063   11,799    (765)    (961)  3,568  2,196   2,129
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....       --      --      --       --       --       --    75,327  59,774   22,106     --  13,853   1,943
 Proceeds from
 Sales.............    74,996  55,996 125,617  106,893   23,423   21,931  108,003 115,177   62,902  36,946  9,976  10,046
 Cost of
 Investments Sold..    74,996  55,996 125,617  128,463   26,109   19,948   86,095  96,763   50,493  30,221  8,897   8,592
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Realized Gain
 (Loss) on
 Investments.......       --      --      --   (21,570)  (2,686)   1,983   97,235  78,188   34,515   6,725 14,932   3,397
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........       --      --      --   (36,213)  (4,982)  (1,865) 130,269  73,339    2,835  26,703  9,875   5,142
 Unrealized Gain
 (Loss) End of
 Year..............       --      --      --   (33,437) (36,213)  (4,982) 424,079 130,269   73,339  52,783 26,703   9,875
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Unrealized
 Gain (Loss) on
 Investments.......       --      --      --     2,776  (31,231)  (3,117) 293,810  56,930   70,504  26,080 16,828   4,733
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Gain (Loss) on
 Investments.......       --      --      --   (18,794) (33,917)  (1,134) 391,045 135,118  105,019  32,805 31,760   8,130
Increase (Decrease)
in Assets Resulting
from Operations....  $  6,425   5,904   5,595      184  (12,824)  12,929  402,844 134,352  104,058  36,373 33,956  10,259
                     ========  ====== ======= ========  =======  =======  ======= =======  =======  ====== ======  ======
                       Quality Income Plus        Dividend Growth                Utilities             Capital Growth
                            Division                  Division                   Division                 Division
                     ------------------------ --------------------------  ------------------------  ---------------------
                       1999     1998   1997     1999     1998     1997     1999    1998     1997     1999   1998    1997
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
Investment Income:
 Dividend Income...  $  3,563   2,746   1,559   30,640   24,526   20,643    1,460   1,395    1,315   8,292     17     724
Expenses:
 Mortality and
 Expense Charge....       487     379     207   13,186   11,708    8,929      514     426      328   2,572  2,099   1,676
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Investment
 Income (Expense)..     3,076   2,367   1,352   17,454   12,818   11,714      946     969      987   5,720 (2,082)   (952)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....       --      --      --   209,513  116,995   46,805    1,113   2,323      479  27,927 17,323  20,724
 Proceeds from
 Sales.............     4,345   7,815   9,791  361,347  229,964  183,012   13,788  13,062   12,068  66,476 45,333  50,041
 Cost of
 Investments Sold..     4,522   7,666   9,003  337,867  194,242  135,818   10,602  10,220   10,478  55,308 39,779  40,214
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Realized Gain
 (Loss) on
 Investments.......      (177)    149     788  232,993  152,717   93,999    4,299   5,165    2,069  39,095 22,877  30,551
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........     1,040     343     206  229,735  234,467  128,860   12,987   8,928    2,803  45,992 25,565  17,315
 Unrealized Gain
 (Loss) End of
 Year..............    (4,700)  1,040     343  (70,696) 229,735  234,467   14,399  12,987    8,928  89,163 45,992  25,565
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Unrealized
 Gain (Loss) on
 Investments.......    (5,740)    697     137 (300,431)  (4,732) 105,606    1,412   4,059    6,125  43,171 20,427   8,250
                     --------  ------ ------- --------  -------  -------  ------- -------  -------  ------ ------  ------
 Net Gain (Loss) on
 Investments.......    (5,917)    846     925  (67,438) 147,985  199,605    5,711   9,224    8,194  82,266 43,304  38,801
Increase (Decrease)
in Assets Resulting
from Operations....  $ (2,841)  3,213   2,277  (49,984) 160,803  211,319    6,657  10,193    9,181  87,986 41,222  37,849
                     ========  ====== ======= ========  =======  =======  ======= =======  =======  ====== ======  ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 2 of 2

 For the Years ended December 31, 1999, 1998, and 1997, except for the Income
  Builder and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31, 1999 and for the Competitive Edge
   Best Ideas Division which is for the period from May 19, 1998 (inception)
                          through December 31, 1998.

                                 European                Pacific Growth          Global Dividend Growth  Income Builder
                                 Division                   Division                    Division            Division
                          ------------------------ ----------------------------  ----------------------- --------------
                            1999      1998   1997    1999      1998      1997     1999    1998     1997  1999  1998
                          ---------  ------ ------ --------  --------  --------  ------- -------  ------ ----- ----
Investment Income:
  Dividend Income.......  $   3,622   5,489  3,083    8,602    25,728     8,299   20,390  11,342   9,443   153  37
Expenses:
  Mortality and Expense
  Charge................      4,926   4,201  2,695    8,232     4,246     4,822    6,921   5,967   4,941    16   5
                          ---------  ------ ------ --------  --------  --------  ------- -------  ------ ----- ---
    Net Investment In-
    come (Expense)......     (1,304)  1,288    388      370    21,482     3,477   13,469   5,375   4,502   137  32
Net Realized Gain on In-
vestments
  Realized Gain from
  Distributions.........     53,707  30,332 15,138      --        --        --    49,153  68,547  23,555    19   1
  Proceeds from Sales...    120,363  74,099 35,610  149,242    61,430    97,967  207,136 165,949  80,262 1,372  12
  Cost of Investments
  Sold..................    103,796  61,617 28,179  166,113   102,232   104,807  190,685 154,978  66,550 1,310  12
                          ---------  ------ ------ --------  --------  --------  ------- -------  ------ ----- ---
    Net Realized Gain
    (Loss) on Invest-
    ments...............     70,274  42,814 22,569  (16,871)  (40,802)   (6,840)  65,604  79,518  37,267    81   1
Net Unrealized Gain
(Loss) on Investments:
  Unrealized Gain (Loss)
  Beginning of Year.....     98,264  55,867 36,882 (255,713) (237,617)    7,836   40,275  50,203  38,176     4   0
  Unrealized Gain (Loss)
  End of Year...........    178,589  98,264 55,867  239,597  (255,713) (237,617)  62,309  40,275  50,203   273   4
                          ---------  ------ ------ --------  --------  --------  ------- -------  ------ ----- ---
  Net Unrealized Gain
  (Loss) on Investments.     80,325  42,397 18,985  495,310   (18,096) (245,453)  22,034  (9,928) 12,027   269   4
                          ---------  ------ ------ --------  --------  --------  ------- -------  ------ ----- ---
    Net Gain (Loss) on
    Investments.........    150,599  85,211 41,554  478,439   (58,898) (252,293)  87,638  69,590  49,294   350   5
  Increase (Decrease) in
  Assets Resulting from
  Operations............  $ 149,295  86,499 41,942  478,809   (37,416) (248,816) 101,107  74,965  53,796   487  37
                          =========  ====== ====== ========  ========  ========  ======= =======  ====== ===== ===


                                                                  Competitive
                                                   Capital            Edge
                                                 Appreciation      Best Ideas
                                                   Division         Division
                                                 ---------------  -------------
                                                  1999    1998     1999   1998
                                                 -------  ------  ------  -----
Investment Income:
  Dividend Income............................... $   --       5      359    --
Expenses:
  Mortality and Expense Charge..................       1      8      459     38
                                                 -------  -----   ------  -----
    Net Investment Income (Expense).............      (1)    (3)    (100)   (38)
Net Realized Gain on Investments
  Realized Gain from Distributions..............     --     --       --     --
  Proceeds from Sales...........................   1,568     37    1,197    598
                                                 -------  -----   ------  -----
  Cost of Investments Sold......................   1,525     35    1,139    644
    Net Realized Gain (Loss) on Investments.....      43      2       58    (46)
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of Year......     (37)     0    1,004      0
  Unrealized Gain (Loss) End of Year............     --     (37)  17,539  1,004
                                                 -------  -----   ------  -----
  Net Unrealized Gain (Loss) on Investments.....      37    (37)  16,535  1,004
                                                 -------  -----   ------  -----
    Net Gain (Loss) on Investments..............      80    (35)  16,593    958
  Increase (Decrease) in Assets Resulting from
  Operations.................................... $    79    (38)  16,493    920
                                                 =======  =====   ======  =====

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF CHANGES IN NET ASSETS
                                  Page 1 of 2

 For the Years ended December 31, 1999, 1998, and 1997, except for the Income
                 Builder and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31,
               1997 and the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31,
                                     1998.

                             Money Market                 High Yield                       Equity
                               Division                    Division                       Division
                       ------------------------- -------------------------------  ---------------------------
                         1999     1998    1997     1999       1998       1997       1999      1998     1997
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
Operations:
 Net Investment
 Income (expense)....  $  6,425    5,904   5,595    18,978     21,093     14,063     11,799     (765)    (961)
 Net Realized Gain
 (Loss) on
 Investments.........       --       --      --    (21,570)    (2,686)     1,983     97,235   78,188   34,515
 Net Unrealized Gain
 (Loss) on
 Investments.........       --       --      --      2,776    (31,231)    (3,117)   293,810   56,930   70,504
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...     6,425    5,904   5,595       184    (12,824)    12,929    402,844  134,353  104,058
   Net Deposits into
   Separate Account..    42,319   29,356   8,391   (81,792)    32,111     73,622    220,956   35,309   88,708
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
     Increase in Net
     Assets..........    48,744   35,260  13,986   (81,608)    19,287     86,551    623,800  169,662  192,766
Net Assets, Beginning
of Year..............   150,867  115,607 101,621   187,920    168,633     82,082    613,968  444,306  251,540
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
Net Assets, End of
Year.................  $199,611  150,867 115,607   106,312    187,920    168,633  1,237,768  613,968  444,306
                       ========  ======= ======= =========  =========  =========  =========  =======  =======
                         Quality Income Plus            Dividend Growth                   Utilities
                               Division                    Division                       Division
                       ------------------------- -------------------------------  ---------------------------
                         1999     1998    1997     1999       1998       1997       1999      1998     1997
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
Operations:
 Net Investment
 Income (expense)....  $  3,076    2,367   1,352    17,454     12,818     11,714        946      969      987
 Net Realized Gain
 (Loss) on
 Investments.........      (177)     149     788   232,993    152,717     93,999      4,299    5,165    2,069
 Net Unrealized Gain
 (Loss) on
 Investments.........    (5,740)     697     137  (300,431)    (4,732)   105,606      1,412    4,059    6,125
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...    (2,841)   3,213   2,277   (49,984)   160,803    211,319      6,657   10,193    9,181
   Net Deposits into
   Separate Account..     5,420   23,059   1,992   (51,192)    96,482    144,340       (322)  (1,350)    (112)
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
     Increase in Net
     Assets..........     2,579   26,272   4,269  (101,176)   257,285    355,659      6,335    8,843    9,069
Net Assets, Beginning
of Year..............    54,074   27,802  23,533 1,438,637  1,181,352    825,693     54,783   45,940   36,871
                       --------  ------- ------- ---------  ---------  ---------  ---------  -------  -------
Net Assets, End of
Year.................  $ 56,653   54,074  27,802 1,337,461  1,438,637  1,181,352     61,118   54,783   45,940
                       ========  ======= ======= =========  =========  =========  =========  =======  =======
                             Strategist
                              Division
                       -------------------------
                        1999    1998     1997
                       ------- -------- --------
Operations:
 Net Investment
 Income (expense)....    3,568   2,196    2,129
 Net Realized Gain
 (Loss) on
 Investments.........    6,725  14,932    3,397
 Net Unrealized Gain
 (Loss) on
 Investments.........   26,080  16,828    4,733
                       ------- -------- --------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...   36,373  33,956   10,259
   Net Deposits into
   Separate Account..   84,920  31,816   36,030
                       ------- -------- --------
     Increase in Net
     Assets..........  121,293  65,772   46,289
Net Assets, Beginning
of Year..............  181,587 115,815   69,526
                       ------- -------- --------
Net Assets, End of
Year.................  302,880 181,587  115,815
                       ======= ======== ========
                           Capital Growth
                              Division
                       -------------------------
                        1999    1998     1997
                       ------- -------- --------
Operations:
 Net Investment
 Income (expense)....    5,720  (2,082)    (952)
 Net Realized Gain
 (Loss) on
 Investments.........   39,095  22,877   30,551
 Net Unrealized Gain
 (Loss) on
 Investments.........   43,171  20,427    8,250
                       ------- -------- --------
   Increase
   (Decrease) in Net
   Assets Resulting
   from Operations...   87,986  41,222   37,849
   Net Deposits into
   Separate Account..       76  14,267   20,698
                       ------- -------- --------
     Increase in Net
     Assets..........   88,062  55,489   58,547
Net Assets, Beginning
of Year..............  270,676 215,187  156,640
                       ------- -------- --------
Net Assets, End of
Year.................  358,738 270,676  215,187
                       ======= ======== ========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF CHANGES IN NET ASSETS
                                  Page 2 of 2

 For the Years ended December 31, 1998, 1997, and 1996, except for the Income
  Builder and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31, 1997 and the Competitive Edge
   Best Ideas Division which is for the period from May 19, 1998 (inception)
                          through December 31, 1998.

                                                                                      Global Dividend
                             European Division       Pacific Growth Division          Growth Division
                          ------------------------- ----------------------------  ------------------------
                            1999     1998    1997     1999      1998      1997     1999    1998     1997
                          --------  ------- ------- ---------  -------  --------  ------- -------  -------
Operations:
 Net Investment Income
 (expense)..............  $ (1,304)   1,288     388       370   21,482     3,477   13,469   5,375    4,502
 Net Realized Gain
 (Loss) on Investments..    70,274   42,814  22,569   (16,871) (40,802)   (6,840)  65,604  79,518   37,267
 Net Unrealized Gain
 (Loss) on Investments..    80,325   42,397  18,985   495,310  (18,096) (245,453)  22,034  (9,928)  12,027
                          --------  ------- ------- ---------  -------  --------  ------- -------  -------
   Increase (Decrease)
   in Net Assets
   Resulting from
   Operations...........   149,295   86,499  41,942   478,809  (37,416) (248,816) 101,107  74,965   53,796
   Net Deposits into
   Separate Account.....    18,595   74,213 104,536   202,458  217,960   172,283    6,007   7,793  182,583
                          --------  ------- ------- ---------  -------  --------  ------- -------  -------
     Increase in Net
     Assets.............   167,890  160,711 146,478   681,267  180,544   (76,533) 107,114  82,758  236,379
Net Assets, Beginning of
Year....................   530,835  370,124 223,646   629,041  448,497   525,030  731,164 648,406  412,027
                          --------  ------- ------- ---------  -------  --------  ------- -------  -------
Net Assets, End of Year.   698,725  530,835 370,124 1,310,308  629,041   448,497  838,278 731,164  648,406
                          ========  ======= ======= =========  =======  ========  ======= =======  =======

                                      Income      Capital       Competitive
                                     Builder    Appreciation     Edge Best
                                     Division     Division     Ideas Division
                                   ------------ -------------  ---------------
                                    1999  1998   1999   1998    1999     1998
                                   ------ ----- ------  -----  -------  ------
Operations:
 Net Investment Income (expense).. $  137    32     (1)    (3)    (100)    (38)
 Net Realized Gain (Loss) on
 Investments......................     81     1     43      2       58     (46)
 Net Unrealized Gain (Loss) on
 Investments......................    269     4     37    (37)  16,535   1,004
                                   ------ ----- ------  -----  -------  ------
   Increase in Net Assets
   Resulting from Operations......    487    37     79    (38)  16,493     920
   Net Deposits into Separate
   Account........................  6,391 1,419 (1,432) 1,391   75,652  17,958
                                   ------ ----- ------  -----  -------  ------
     Increase in Net Assets.......  6,878 1,456 (1,353) 1,353   92,145  18,878
Net Assets, Beginning of Year.....  1,456   --   1,353    --    18,878     --
                                   ------ ----- ------  -----  -------  ------
Net Assets, End of Year........... $8,334 1,456    --   1,353  111,023  18,878
                                   ====== ===== ======  =====  =======  ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements


                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on December 1, 1995. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions, which invest exclusively in shares of a single fund of Morgan Stanley Dean Witter Variable Investment Series (Morgan Stanley Dean Witter), an open-end, diversified management investment company. These funds are the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge Best Ideas (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Morgan Stanley Dean Witter are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy

                           PARAGON SEPARATE ACCOUNT B
and is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Morgan Stanley Dean Witter Investment Shares

  For the years ended December 31, 1999, 1998, and 1997, except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) to December 31, 1997 and for the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998.

                               Money Market               High Yield                  Equity
                                 Division                  Division                  Division
                         ------------------------ --------------------------- -----------------------
                           1999    1998    1997    1999     1998      1997     1999    1998    1997
                         -------- ------- ------- ------- --------- --------- ------- ------- -------
Purchases............... $115,697  84,104 132,963  23,614    53,931    93,779 321,550 146,072 148,683
Sales................... $ 74,996  55,996 125,617 106,893    23,423    21,931 108,003 115,177  62,902
                         ======== ======= ======= ======= ========= ========= ======= ======= =======

                                Strategist            Quality Income Plus         Dividend Growth
                                 Division                  Division                  Division
                         ------------------------ --------------------------- -----------------------
                           1999    1998    1997    1999     1998      1997     1999    1998    1997
                         -------- ------- ------- ------- --------- --------- ------- ------- -------
Purchases............... $119,737  40,532  44,691   9,235    30,513    11,458 295,904 316,061 314,169
Sales................... $ 36,946   9,976  10,046   4,345     7,815     9,791 361,347 229,964 183,012
                         ======== ======= ======= ======= ========= ========= ======= ======= =======

                                Utilities               Capital Growth               European
                                 Division                  Division                  Division
                         ------------------------ --------------------------- -----------------------
                           1999    1998    1997    1999     1998      1997     1999    1998    1997
                         -------- ------- ------- ------- --------- --------- ------- ------- -------
Purchases............... $ 12,911  11,288  11,329  63,791    57,789    68,959 133,645 144,181 137,762
Sales................... $ 13,788  13,062  12,068  66,476    45,333    50,041 120,363  74,099  35,610
                         ======== ======= ======= ======= ========= ========= ======= ======= =======

                              Pacific Growth        Global Dividend Growth
                                 Division                  Division
                         ------------------------ ---------------------------
                           1999    1998    1997    1999     1998      1997
                         -------- ------- ------- ------- --------- ---------
Purchases............... $343,005 275,498 265,523 205,685   168,043   257,005
Sales................... $149,242  61,430  97,967 207,136   165,949    80,262
                         ======== ======= ======= ======= ========= =========

                              Income          Capital
                             Builder       Appreciation    Competitive Edge
                             Division        Division     Best Ideas Division
                         ---------------- --------------- -------------------
                           1999    1998    1999    1998     1999      1998
                         -------- ------- ------- ------- --------- ---------
Purchases............... $  7,745   1,428     135   1,420    76,376    18,532
Sales................... $  1,372      12   1,568      37     1,197       598
                         ======== ======= ======= ======= ========= =========

         The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1999, 1998, and 1997 except for the Income Builder Division and the Capital Appreciation Division which are for the Period from May 1, 1997 (inception) through December 31, 1997 and the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998.

                              Money Market            High Yield               Equity
                                Division               Division               Division
                         ----------------------- ---------------------- ---------------------
                          1999    1998    1997    1999     1998   1997   1999    1998   1997
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
Net Increase in Units
  Deposits..............  98,447  75,146 123,611   3,199   7,099 12,526  4,956   3,257  4,229
  Withdrawals...........  62,582  48,733 114,886  13,920   2,879  2,863  1,693   2,493  1,745
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
    Net Increase in
     Units..............  35,865  26,413   8,725 (10,721)  4,220  9,663  3,263     764  2,484
Outstanding Units,
 Beginning of Year...... 131,292 104,879  96,154  25,431  21,211 11,548 11,580  10,816  8,332
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
Outstanding Units, End
 of Year................ 167,157 131,292 104,879  14,710  25,431 21,211 14,843  11,580 10,816
                         ======= ======= ======= =======  ====== ====== ======  ====== ======

                               Strategist         Quality Income Plus     Dividend Growth
                                Division               Division               Division
                         ----------------------- ---------------------- ---------------------
                          1999    1998    1997    1999     1998   1997   1999    1998   1997
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
Net Increase in Units
  Deposits..............   5,541   2,306   2,898     727   2,394    988 10,692  12,475 14,308
  Withdrawals...........   1,642     494     613     301     576    845 12,783   8,689  8,129
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
    Net Increase in
     Units..............   3,899   1,812   2,285     426   1,818    143 (2,091)  3,786  6,179
Outstanding Units,
 Beginning of Year......   8,996   7,184   4,899   4,072   2,254  2,111 53,123  49,337 43,158
                         ------- ------- ------- -------  ------ ------ ------  ------ ------
Outstanding Units, End
 of Year................  12,895   8,996   7,184   4,498   4,072  2,254 51,032  53,123 49,337
                         ======= ======= ======= =======  ====== ====== ======  ====== ======

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(continued)

The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1999, 1998, and 1997 except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31, 1997 and the Competitive Edge Best Ideas Division which is for the period from May 19, 1998 (inception) through December 31, 1998

                               Utilities                Capital Growth            European
                                Division                   Division               Division
                         ------------------------  ------------------------ --------------------
                          1999     1998     1997    1999    1998     1997    1999   1998   1997
                         -------  -------  ------  ------ -------- -------- ------ ------ ------
Net Increase in Units
  Deposits..............     507      511     673   2,442    2,633    3,685  4,047  4,841  5,762
  Withdrawals...........     511      574     719   2,409    1,989    2,603  3,579  2,433  1,385
                         -------  -------  ------  ------ -------- -------- ------ ------ ------
    Net Increase in
     Units..............      (4)     (63)    (46)     33      644    1,082    468  2,408  4,377
Outstanding Units,
 Beginning of Year......   2,224    2,287   2,333  11,061   10,417    9,335 16,716 14,308  9,931
                         -------  -------  ------  ------ -------- -------- ------ ------ ------
Outstanding Units, End
 of Year................   2,220    2,224   2,287  11,094   11,061   10,417 17,184 16,716 14,308
                         =======  =======  ======  ====== ======== ======== ====== ====== ======

                             Pacific Growth         Global Dividend Growth
                                Division                   Division
                         ------------------------  ------------------------
                          1999     1998     1997    1999    1998     1997
                         -------  -------  ------  ------ -------- --------
Net Increase in Units
  Deposits..............  51,786   54,035  30,646  11,537   10,749   17,660
  Withdrawals...........  21,241   11,602  10,382  11,164   10,200    5,080
                         -------  -------  ------  ------ -------- --------
    Net Increase in
     Units..............  30,545   42,433  20,264     373      549   12,580
Outstanding Units,
 Beginning of Year...... 115,459   73,026  52,762  43,441   42,892   30,312
                         -------  -------  ------  ------ -------- --------
Outstanding Units, End
 of Year................ 146,004  115,459  73,026  43,814   43,441   42,892
                         =======  =======  ======  ====== ======== ========

                             Income         Capital       Competitive Edge
                             Builder      Appreciation       Best Ideas
                            Division        Division          Division
                         ----------------  -------------- -----------------
                          1999     1998     1999    1998    1999     1998
                         -------  -------  ------  ------ -------- --------
Net Increase in Units
  Deposits..............     637      122      12     134    7,174    1,998
  Withdrawals...........     105        1     143       3       77       66
                         -------  -------  ------  ------ -------- --------
    Net Increase in
     Units..............     532      121    (131)    131    7,097    1,932
Outstanding Units,
 Beginning of Year......     121      --      131     --     1,932      --
                         -------  -------  ------  ------ -------- --------
Outstanding Units, End
 of Year................     653      121     --      131    9,029    1,932
                         =======  =======  ======  ====== ======== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

Deposits into the Separate Account purchase shares of Morgan Stanley Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997 except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31, 1997 and the Competitive Edge Best Ideas Division which is for the period May 19, 1998 (inception) through December 31, 1998.

                          Money Market                  High Yield                    Equity
                            Division                     Division                    Division
                    ---------------------------  ---------------------------  -------------------------
                      1999      1998     1997      1999      1998     1997     1999     1998     1997
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
Total Gross
Deposits........... $ 262,361  191,717  192,847    49,461    72,480  107,577  344,900  238,128  217,652
Surrenders and
Withdrawals........   (20,370)  (4,672) (59,511)  (16,259)  (10,809)  (1,778) (72,508) (43,978) (20,977)
Transfers Between
Funds and General
Account............    18,409   13,902   34,673   (84,319)     (276)  (5,540) 134,820  (37,101)  (9,857)
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers ......   260,400  200,947  168,009   (51,117)   61,395  100,259  407,212  157,049  186,818
Deductions:
 Premium Expense
 Charges...........     5,866    4,292    4,356     1,106     1,623    2,430    7,713    5,331    4,916
 Monthly Expense
 Charges...........     3,090    2,796    1,712       430       462      955    2,600    1,946    1,932
 Cost of Insurance
 and Optional
 Benefits..........   209,125  164,503  153,550    29,139    27,199   23,252  175,943  114,463   91,262
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
   Total
   Deductions......   218,081  171,591  159,618    30,675    29,284   26,637  186,256  121,740   98,110
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
Net Deposits from
Policyholders...... $  42,319   29,356    8,391   (81,792)   32,111   73,622  220,956   35,309   88,708
                    =========  =======  =======  ========  ========  =======  =======  =======  =======
                       Quality Income Plus            Dividend Growth                Utilities
                            Division                     Division                    Division
                    ---------------------------  ---------------------------  -------------------------
                      1999      1998     1997      1999      1998     1997     1999     1998     1997
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
Total Gross
Deposits........... $  15,842   14,325   16,285   697,226   615,565  558,109   23,012   19,568   18,704
Surrenders and
Withdrawals........      (457)  (1,743)  (4,917) (198,294) (131,059) (79,140)  (4,054)  (2,300)  (1,988)
Transfers Between
Funds and General
Account............     1,239   17,741   (1,578) (149,446)  (57,102) (64,590)  (6,064)  (6,116)  (7,220)
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers ......    16,624   30,323    9,790   349,486   427,404  414,379   12,894   11,152    9,496
Deductions:
 Premium Expense
 Charges ..........       353      321      368    15,591    13,780   12,605      515      438      422
 Monthly Expense
 Charges ..........       158      116      145     5,607     5,300    4,954      184      202      166
 Cost of Insurance
 and Optional
 Benefits..........    10,693    6,827    7,285   379,480   311,842  252,480   12,517   11,862    9,020
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
   Total
   Deductions......    11,204    7,264    7,798   400,678   330,922  270,039   13,216   12,502    9,608
                    ---------  -------  -------  --------  --------  -------  -------  -------  -------
Net Deposits from
Policyholders...... $   5,420   23,059    1,992   (51,192)   96,482  144,340     (322)  (1,350)    (112)
                    =========  =======  =======  ========  ========  =======  =======  =======  =======
                          Strategist
                           Division
                    --------------------------
                     1999     1998     1997
                    -------- -------- --------
Total Gross
Deposits...........  60,509  110,145   61,958
Surrenders and
Withdrawals........ (24,367)  (2,953)      (7)
Transfers Between
Funds and General
Account............  75,810   (3,566)  (4,902)
                    -------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers ...... 111,952  103,626   57,049
Deductions:
 Premium Expense
 Charges...........   1,352    2,466    1,399
 Monthly Expense
 Charges...........     374    1,159      550
 Cost of Insurance
 and Optional
 Benefits..........  25,306   68,185   19,070
                    -------- -------- --------
   Total
   Deductions......  27,032   71,810   21,019
                    -------- -------- --------
Net Deposits from
Policyholders......  84,920   31,816   36,030
                    ======== ======== ========
                        Capital Growth
                           Division
                    --------------------------
                     1999     1998     1997
                    -------- -------- --------
Total Gross
Deposits........... 129,107  108,976  103,008
Surrenders and
Withdrawals........ (47,645)  (3,599) (17,555)
Transfers Between
Funds and General
Account............ (10,692) (34,994) (16,678)
                    -------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers ......  70,770   70,383   68,775
Deductions:
 Premium Expense
 Charges ..........   2,884    2,440    2,326
 Monthly Expense
 Charges ..........     988      897      914
 Cost of Insurance
 and Optional
 Benefits..........  66,822   52,779   44,837
                    -------- -------- --------
   Total
   Deductions......  70,694   56,116   48,077
                    -------- -------- --------
Net Deposits from
Policyholders......      76   14,267   20,698
                    ======== ======== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account-- (continued)

Deposits into the Separate Account purchase shares of Morgan Stanley Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997 except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (inception) through December 31, 1997 and the Competitive Edge Best Ideas Division which is for the period May 19, 1998 (inception) through December 31, 1998.

                                 European                 Pacific Growth         Global Dividend Growth
                                 Division                    Division                   Division
                         ---------------------------  -------------------------  -------------------------
                           1999      1998     1997     1999     1998     1997     1999     1998     1997
                         ---------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits.... $ 218,919  189,749  185,513  443,724  410,061  417,748  374,607  347,530  337,424
Surrenders and
Withdrawals.............   (71,216) (30,281) (17,034) (80,016) (23,248) (17,101) (60,354) (63,645) (33,272)
Transfers Between Funds
and General Account.....   (18,062)   8,469    7,159   70,600  (15,033) (61,270) (97,007) (83,766)  43,872
                         ---------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............   129,641  167,937  175,638  434,308  371,780  339,377  217,246  200,119  348,024
Deductions:
 Premium Expense
 Charges................     4,896    4,248    4,190    9,920    9,179    9,435    8,378    7,780    7,621
 Monthly Expense
 Charges................     1,546    1,495    1,647    3,232    2,417    3,708    2,954    3,084    2,995
 Cost of Insurance and
 Optional Benefits......   104,604   87,981   65,265  218,698  142,224  153,951  199,907  181,462  154,825
                         ---------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Deductions.....   111,046   93,724   71,102  231,850  153,820  167,094  211,239  192,326  165,441
                         ---------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
Policyholders........... $  18,595   74,213  104,536  202,458  217,960  172,283    6,007    7,793  182,583
                         =========  =======  =======  =======  =======  =======  =======  =======  =======

                                         Income       Capital      Comp. Edge
                                         Builder    Appreciation   Best Ideas
                                        Division      Division      Division
                                      ------------- ------------- --------------
                                       1999   1998   1999   1998   1999    1998
                                      ------- ----- ------  ----- ------  ------
Total Gross Deposits................  $   834   263    345  1,382 90,238   2,108
Surrenders and Withdrawals..........      --    --     --     --    (193)    --
Transfers Between Funds and General
Account.............................    5,877 1,265 (1,549)   520  9,066  17,576
                                      ------- ----- ------  ----- ------  ------
 Total Gross Deposits net of
 Surrenders, Withdrawals, and
 Transfers..........................    6,711 1,528 (1,204) 1,902 99,111  19,684
Deductions:
 Premium Expense Charges............       18     6      8     31  2,018      47
 Monthly Expense Charges............        4     2      3      8    312      28
 Cost of Insurance and Optional
 Benefits...........................      298   101    217    472 21,129   1,651
                                      ------- ----- ------  ----- ------  ------
                                          320   109    228    511 23,459   1,726
                                      ------- ----- ------  ----- ------  ------
Net Deposits from Policyholders.....  $ 6,391 1,419 (1,432) 1,391 75,652  17,958
                                      ======= ===== ======  ===== ======  ======

                           PARAGON SEPARATE ACCOUNT B

Note 7 -- Subsequent Event

On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                      For the year ended December 31, 1999

                                                 Number
                                                   of      Market
                                                 Shares    Value       Cost
                                                 ------- ---------- ----------
Morgan Stanley Dean Witter Variable Investment
 Series:
  Money Market Division......................... 199,611 $  199,611 $  199,611
  High Yield Division...........................  24,552    106,312    139,749
  Equity Division...............................  22,973  1,237,768    813,689
  Strategist Division...........................  15,858    302,880    250,097
  Quality Income Plus Division..................   5,746     56,653     61,353
  Dividend Growth Division......................  73,006  1,337,461  1,408,157
  Utilities Division............................   2,669     61,118     46,719
  Capital Growth Division.......................  15,117    358,738    269,575
  European Growth Division......................  22,203    698,725    520,136
  Pacific Growth Division....................... 154,517  1,310,308  1,070,711
  Global Dividend Growth Division...............  58,053    838,278    775,969
  Income Builder................................     729      8,334      8,061
  Capital Appreciation..........................     --         --         --
  Competitive Edge Best Ideas...................   8,975    111,023     93,484





                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .625%, (representing the average of the fees incurred by the Portfolios in which the Divisions invest the actual investment advisory fee is shown in the Fund prospectus), and a .08% charge that is an estimate of the Portfolios' expenses based on the average of the actual expenses incurred in fiscal year 1999. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.605%, 4.395%, 10.395%, respectively. No expense reimbursement arrangement exists between the Company and the Fund.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.605%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,093           $500,000           $ 4,953           $500,000
  2          12,630             5,982            500,000             9,741            500,000
  3          19,423             8,626            500,000            14,404            500,000
  4          26,555            11,016            500,000            18,887            500,000
  5          34,045            13,129            500,000            23,188            500,000
  6          41,908            14,946            500,000            27,312            500,000
  7          50,165            16,438            500,000            31,270            500,000
  8          58,834            17,562            500,000            35,004            500,000
  9          67,937            18,283            500,000            38,576            500,000
 10          77,496            18,570            500,000            41,934            500,000
 11          87,532            18,415            500,000            45,029            500,000
 12          98,070            17,785            500,000            47,921            500,000
 13         109,134            16,674            500,000            50,561            500,000
 14         120,752            15,052            500,000            52,902            500,000
 15         132,951            12,866            500,000            54,944            500,000
 16         145,760            10,050            500,000            56,697            500,000
 17         159,209             6,492            500,000            58,109            500,000
 18         173,331             2,055            500,000            59,132            500,000
 19         188,159                 0                  0            59,771            500,000
 20         203,728                 0                  0            59,972            500,000
 25         294,060                 0                  0            51,680            500,000
 30         409,348                 0                  0            15,460            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.395%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,194           $500,000           $  5,114           $500,000
  2          12,630             6,371            500,000             10,367            500,000
  3          19,423             9,483            500,000             15,801            500,000
  4          26,555            12,519            500,000             21,367            500,000
  5          34,045            15,448            500,000             27,069            500,000
  6          41,908            18,243            500,000             32,915            500,000
  7          50,165            20,865            500,000             38,921            500,000
  8          58,834            23,262            500,000             45,036            500,000
  9          67,937            25,385            500,000             51,324            500,000
 10          77,496            27,188            500,000             57,744            500,000
 11          87,532            28,644            500,000             64,252            500,000
 12          98,070            29,702            500,000             70,912            500,000
 13         109,134            30,335            500,000             77,685            500,000
 14         120,752            30,491            500,000             84,531            500,000
 15         132,951            30,091            500,000             91,458            500,000
 16         145,760            29,041            500,000             98,484            500,000
 17         159,209            27,193            500,000            105,569            500,000
 18         173,331            24,368            500,000            112,679            500,000
 19         188,159            20,368            500,000            119,828            500,000
 20         203,728            14,984            500,000            126,980            500,000
 25         294,060                 0                  0            160,983            500,000
 30         409,348                 0                  0            183,871            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.395%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,273           $500,000
  2          12,630             6,767            500,000             11,006            500,000
  3          19,423            10,395            500,000             17,285            500,000
  4          26,555            14,185            500,000             24,110            500,000
  5          34,045            18,128            500,000             31,536            500,000
  6          41,908            22,221            500,000             39,631            500,000
  7          50,165            26,450            500,000             48,476            500,000
  8          58,834            30,788            500,000             58,095            500,000
  9          67,937            35,213            500,000             68,634            500,000
 10          77,496            39,709            500,000             80,143            500,000
 11          87,532            44,279            500,000             92,685            500,000
 12          98,070            48,908            500,000            106,435            500,000
 13         109,134            53,606            500,000            121,488            500,000
 14         120,752            58,364            500,000            137,956            500,000
 15         132,951            63,149            500,000            156,011            500,000
 16         145,760            67,922            500,000            175,859            500,000
 17         159,209            72,595            500,000            197,681            500,000
 18         173,331            77,057            500,000            221,699            500,000
 19         188,159            81,188            500,000            248,204            500,000
 20         203,728            84,859            500,000            277,499            500,000
 25         294,060            92,114            500,000            480,227            557,064
 30         409,348            52,583            500,000            814,300            871,301

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.605%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,896           $508,896           $ 10,762           $510,762
  2          25,261            17,479            517,479             21,258            521,258
  3          38,846            25,705            525,705             31,525            531,525
  4          53,111            33,568            533,568             41,510            541,510
  5          68,090            41,044            541,044             51,210            551,210
  6          83,817            48,117            548,117             60,630            560,630
  7         100,330            54,756            554,756             69,781            569,781
  8         117,669            60,923            560,923             78,601            578,601
  9         135,875            66,581            566,581             87,156            587,156
 10         154,992            71,706            571,706             95,390            595,390
 11         175,064            76,292            576,292            103,249            603,249
 12         196,140            80,313            580,313            110,799            610,799
 13         218,269            83,773            583,773            117,985            617,985
 14         241,505            86,651            586,651            124,754            624,754
 15         265,903            88,903            588,903            131,107            631,107
 16         291,521            90,479            590,479            137,056            637,056
 17         318,419            91,285            591,285            142,544            642,544
 18         346,663            91,207            591,207            147,517            647,517
 19         376,319            90,136            590,136            151,985            651,985
 20         407,457            87,976            587,976            155,890            655,890
 25         588,120            59,136            559,136            164,221            664,221
 30         818,697                 0                  0            142,870            642,870

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.395%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,187           $509,187           $ 11,114           $511,114
  2          25,261             18,601            518,601             22,618            522,618
  3          38,846             28,203            528,203             34,568            534,568
  4          53,111             37,988            537,988             46,920            546,920
  5          68,090             47,935            547,935             59,687            559,687
  6          83,817             58,026            558,026             72,887            572,887
  7         100,330             68,230            568,230             86,545            586,545
  8         117,669             78,504            578,504            100,614            600,614
  9         135,875             88,809            588,809            115,173            615,173
 10         154,992             99,108            599,108            130,183            630,183
 11         175,064            109,390            609,390            145,602            645,602
 12         196,140            119,617            619,617            161,510            661,510
 13         218,269            129,781            629,781            177,866            677,866
 14         241,505            139,848            639,848            194,631            694,631
 15         265,903            149,759            649,759            211,815            711,815
 16         291,521            159,447            659,447            229,444            729,444
 17         318,419            168,792            668,792            247,469            747,469
 18         346,663            177,650            677,650            265,847            765,847
 19         376,319            185,872            685,872            284,595            784,595
 20         407,457            193,314            693,314            303,661            803,661
 25         588,120            215,072            715,072            400,964            900,964
 30         818,697            191,029            691,029            488,378            988,378

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
                                                     PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                             10.395%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,472       $  509,472       $   11,459       $  511,459
  2        25,261          19,747          519,747           24,009          524,009
  3        38,846          30,857          530,857           37,800          537,800
  4        53,111          42,876          542,876           52,900          552,900
  5        68,090          55,868          555,868           69,436          569,436
  6        83,817          69,908          569,908           87,559          587,559
  7       100,330          85,067          585,067          107,441          607,441
  8       117,669         101,413          601,413          129,194          629,194
  9       135,875         119,023          619,023          153,076          653,076
 10       154,992         137,992          637,992          179,246          679,246
 11       175,064         158,448          658,448          207,879          707,879
 12       196,140         180,510          680,510          239,293          739,293
 13       218,269         204,337          704,337          273,716          773,716
 14       241,505         230,081          730,081          311,396          811,396
 15       265,903         257,887          757,887          352,668          852,668
 16       291,521         287,906          787,906          397,910          897,910
 17       318,419         320,255          820,255          447,467          947,467
 18       346,663         355,044          855,044          501,725        1,001,725
 19       376,319         392,397          892,397          561,172        1,061,172
 20       407,457         432,461          932,461          626,281        1,126,281
 25       588,120         681,720        1,181,720        1,056,083        1,556,083
 30       818,697       1,032,502        1,532,502        1,723,128        2,223,128

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                        Putnam Variable Trust
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000

                                                                       50455 Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding Class IA investment portfolio of Putnam Variable Trust:

             FUND                                    FUND
-----------------------------------------------------------------------------
  Putnam VT Asia Pacific
   Growth Fund                 Putnam VT International Growth and Income Fund
  Putnam VT Diversified
   Income Fund                 Putnam VT International New Opportunities Fund
  Putnam VT Global Asset
   Allocation Fund             Putnam VT Money Market Fund
  Putnam VT Global Growth
   Fund                        Putnam VT New Opportunities Fund
  Putnam VT Growth and Income
   Fund                        Putnam VT Income Fund
  Putnam VT High Yield Fund    Putnam VT Utilities Growth and Income Fund
  Putnam VT International
   Growth Fund                 Putnam VT Voyager Fund

                The date of this Prospectus is May 1, 2000.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits.
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Fund" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy.

   These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                        Other Expenses
                                      Management Fees       (after       Total
                                     (after fee waiver reimbursement as  Annual
                  Fund                 as applicable)     applicable)   Expenses
      Putnam VT Asia Pacific Growth
       Fund........................        0.80%             0.33%        1.13%
      Putnam VT Diversified Income
       Fund........................        0.68%             0.10%        0.78%
      Putnam VT Global Asset
       Allocation Fund.............        0.65%             0.12%        0.77%
      Putnam VT Global Growth Fund.        0.61%             0.12%        0.73%
      Putnam VT Growth and Income
       Fund........................        0.46%             0.04%        0.50%
      Putnam VT High Yield Fund....        0.65%             0.07%        0.72%
      Putnam VT International
       Growth Fund.................        0.80%             0.22%        1.02%
      Putnam VT International
       Growth and Income Fund......        0.80%             0.18%        0.98%
      Putnam VT International New
       Opportunities Fund..........        1.08%             0.33%        1.41%
      Putnam VT Money Market Fund..        0.41%             0.08%        0.49%
      Putnam VT New Opportunities
       Fund........................        0.54%             0.05%        0.59%
      Putnam VT Income Fund........        0.60%             0.07%        0.67%
      Putnam VT Utilities Growth
       and Income Fund.............        0.65%             0.06%        0.71%
      Putnam VT Voyager Fund.......        0.53%             0.04%        0.57%

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, we had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

Putnam Variable Trust

The Separate Account invests shares of Putnam Variable Trust, a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust.The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

 .Putnam VT Asia Pacific Growth Fund

Seeks capital appreciation.

 .Putnam VT Diversified Income Fund

Seeks as high a level of current income as Putnam Management believes is consistent with capital preservation. The Fund invests in higher-yielding, lower-rated securities commonly referred to as "junk bonds." See the special considerations for and risks associated with investments in these securities described in the Fund prospectus.

 .Putnam VT Global Asset Allocation Fund

Seeks a high level of long-term total return consistent with preservation of capital.

 .Putnam VT Global Growth Fund

Seeks capital appreciation.

 .Putnam VT Growth and Income Fund

Seeks capital growth and current income.

 .Putnam VT High Yield Fund

Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests in higher-yielding, lower-rated securities commonly referred to as "junk bonds." See the special considerations for and risks associated with investments in these securities described in the Fund prospectus.

 .Putnam VT International Growth Fund

Seeks capital appreciation.

 .Putnam VT International Growth and Income Fund

Seeks capital growth. Current income is a secondary objective.

 .Putnam VT International New Opportunities Fund

Seeks long-term capital appreciation.

 .Putnam VT Money Market Fund

Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

 .Putnam VT New Opportunities Fund

Seeks long-term capital appreciation.

 .Putnam VT Income Fund

Seeks high current income consistent with preservation of capital.

 .Putnam VT Utilities Growth and Income Fund (Utilities Fund)

Seeks capital growth and current income.

 .Putnam VT Voyager Fund

Seeks capital appreciation.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year.

The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General

Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

      Eligible                                                  First Subsequent
      Employees                                                 Year    Years
      ---------                                                 ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the

Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company.

Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers.

Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                            FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years/1/
           ----             -------------------------------------------------
 Executive Officers/2/

 Carl H. Anderson/4/      President and Chief Executive Officer since June
                          1986. Vice President, New Ventures, since June 1986,
                          General American Life Insurance Co., St. Louis, Mo.
                          (GenAm).

 Matthew K. Duffy/4/      Vice President and Chief Financial Officer since June
                          1996. Formerly Director of Accounting, Prudential
                          Insurance Company of America, March 1987--June 1996.

 E. Thomas Hughes, Jr./4  Treasurer since December 1994. Corporate Actuary and
  / General American Life Treasurer, GenAm since October 1994.
  Insurance Company
  700 Market Street
  St. Louis, MO 63101

 Matthew P. McCauley/4    Vice President and General Counsel since 1984.
  / General American Life Secretary since August 1981. Vice President and
  Insurance Company       Associate General Counsel, GenAm, since December 30,
  700 Market Street       1995.
  St. Louis, MO 63101

 Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                          November 1996. Vice President and Chief Actuary
                          August 1990--November 1996.

 John R. Tremmel          Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998. Senior Vice President, Citicorp Insurance
                          Group, September 1986--December 1995.

 Directors/3/

 Richard A. Liddy         Chairman and Chief Executive Officer, GenAm, since
                          January 2000. Chairman, President, and Chief
                          Executive Officer, GenAm, May 1992--January 2000.

 Warren J. Winer          Executive Vice President--Group, GenAm, since
                          September 1995. Formerly, Managing Director, Wm. M.
                          Mercer, July 1993--August 1995.

 Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                          October 1991.

 A. Greig Woodring        President and CEO, Reinsurance Group of America,
                          Inc., since May 1993, and Executive Vice President--
                          Reinsurance, GenAm, since January 1990.

--------

/1 /All positions listed are with the Company unless otherwise indicated.

/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3 /The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.

/4 /Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
 Paragon Life Insurance Company and
 Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Putnam Variable Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1999

                          Money        New      Growth &                Diversified  Global Asset
                          Market  Opportunities  Income    High Yield     Income      Allocation      Voyager
                         Division   Division    Division    Division     Division      Division      Division
                         -------- ------------- --------- ------------ ------------- ------------- -------------
Net Assets:
Investments in Putnam
 Investments, at Market
 Value (See Schedule of
 Investments)........... $60,082     654,542     480,429    173,953       104,920       103,851       566,749
                         -------     -------     -------    -------       -------       -------       -------
   Total Net Assets..... $60,082     654,542     480,429    173,953       104,920       103,851       566,749
                         =======     =======     =======    =======       =======       =======       =======
Net Assets,
 representing:
 Equity of Contract
  Owners................ $60,062     654,270     480,217    173,876       104,873       103,806       566,514
 Equity of Paragon Life
  Insurance Company.....      20         272         212         77            47            45           235
                         -------     -------     -------    -------       -------       -------       -------
                         $60,082     654,542     480,429    173,953       104,920       103,851       566,749
                         =======     =======     =======    =======       =======       =======       =======
Total Units Held........  50,931      15,044      13,827     12,107         8,881         4,074         7,199
Net Asset Value Per
 Unit................... $  1.18       43.49       34.73      14.36         11.81         25.48         78.69
Cost of Investments..... $60,082     334,135     476,995    189,434       110,582        95,069       344,145
                         =======     =======     =======    =======       =======       =======       =======
                                                                                     International International
                                     Global               Asia Pacific International   Growth &         New
                          Income     Growth     Utilities    Growth       Growth        Income     Opportunities
                         Division   Division    Division    Division     Division      Division      Division
                         -------- ------------- --------- ------------ ------------- ------------- -------------
Net Assets:
Investments in Putnam
 Investments, at Market
 Value (See Schedule of
 of Investments)........ $ 7,541     338,473      13,588    295,512         9,026         5,126        22,548
                         -------     -------     -------    -------       -------       -------       -------
   Total Net Assets..... $ 7,541     338,473      13,588    295,512         9,026         5,126        22,548
                         =======     =======     =======    =======       =======       =======       =======
Net Assets,
 representing:
 Equity of Contract
  Owners................ $ 7,538     338,333      13,582    295,392         9,017         5,124        22,539
 Equity of Paragon Life
  Insurance Company.....       3         140           6        120             9             2             9
                         -------     -------     -------    -------       -------       -------       -------
                         $ 7,541     338,473      13,588    295,512         9,026         5,126        22,548
                         =======     =======     =======    =======       =======       =======       =======
Total Units Held........     510       8,427         652     16,484           420           324           977
Net Asset Value Per
 Unit................... $ 14.77       40.15       20.84      17.92         21.46         15.82         23.09
Cost of Investments..... $ 7,750     207,876      13,276    166,933         6,524         4,621        14,058
                         =======     =======     =======    =======       =======       =======       =======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 1 of 2

             For the Years ended December 31, 1999, 1998, and 1997

                          Money Market           New Opportunities           Growth & Income            High Yield
                            Division                  Division                  Division                 Division
                      ----------------------- --------------------------  -----------------------  -----------------------
                       1999     1998    1997    1999     1998     1997     1999     1998    1997    1999     1998    1997
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
Investment Income:
 Dividend Income..... $ 1,499     946     526      --       --       --    10,537   4,668   2,280   17,542    8,438  3,575
Expenses:
 Mortality and
 Expense Charge......     233     142      76    3,312    2,030    1,064    3,437   2,270   1,191    1,285      944    496
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Investment
   Income (Expense)..   1,266     804     450   (3,312)  (2,030)  (1,064)   7,100   2,398   1,089   16,257    7,494  3,079
Net Realized Gain on
Investments
 Realized Gain from
 Distributions.......     --      --      --     5,412    3,510      --    24,682  30,476   5,550      --     1,234    415
 Proceeds from
 Sales...............  77,494  91,184  25,049  101,273   33,161   37,344   56,661  32,638  12,784   42,248    6,065  5,800
 Cost of Investments
 Sold................  77,494  91,184  25,049   71,588   28,400   36,869   54,040  30,358  11,255   47,331    6,143  5,459
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Realized Gain
   (Loss) on
   Investments.......     --      --      --    35,097    8,271      475   27,303  32,756   7,079   (5,083)   1,156    756
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year................     --      --      --    87,238   29,656   (1,874)  37,552  28,979   7,003  (12,380)   6,736  1,820
 Unrealized Gain
 (Loss) End of Year..     --      --      --   320,407   87,238   29,656    3,434  37,552  28,979  (15,481) (12,380) 6,736
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
 Net Unrealized Gain
 (Loss) on
 Investments.........     --      --      --   233,169   57,582   31,530  (34,118)  8,573  21,976   (3,101) (19,116) 4,916
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Gain (Loss) on
   Investments.......     --      --      --   268,266   65,853   32,005   (6,815) 41,329  29,055   (8,184) (17,960) 5,672
Increase (Decrease)
in Assets Resulting
from Operations...... $ 1,266     804     450  264,954   63,823   30,941      285  43,727  30,144    8,073  (10,466) 8,751
                      =======  ======  ====== ========  =======  =======  =======  ======  ======  =======  =======  =====
                       Diversified Income     Global Asset Allocation            Voyager                  Income
                            Division                  Division                  Division                 Division
                      ----------------------- --------------------------  -----------------------  -----------------------
                       1999     1998    1997    1999     1998     1997     1999     1998    1997    1999     1998    1997
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
Investment Income:
 Dividend Income..... $ 6,088   2,868   1,898    1,611    1,152    1,057      390     515     187      272      120     63
Expenses:
 Mortality and
 Expense Charge......     709     517     315      654      453      325    3,013   1,802     945       40       20     11
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Investment
   Income (Expense)..   5,379   2,351   1,583      957      699      732   (2,623) (1,287)   (758)     232      100     52
Net Realized Gain on
Investments
 Realized Gain from
 Distributions.......     --    1,219     299    4,520    4,943    1,806   31,300  12,485   4,031       24        3    --
 Proceeds from
 Sales...............  18,528  12,570     866   13,297   23,439   12,504  104,309  27,220  23,924    1,983      753    818
 Cost of Investments
 Sold................  20,007  12,549     827   12,898   21,911   11,077   83,642  23,883  23,095    2,030      732    783
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Realized Gain
   (Loss) on
   Investments.......  (1,479)  1,240     338    4,919    6,471    3,233   51,967  15,822   4,860      (23)      24     35
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year................  (2,819)  2,284   1,207    4,824    4,368    1,369   68,383  26,561     746      165       68     34
 Unrealized Gain
 (Loss) End of Year..  (5,662) (2,819)  2,284    8,782    4,824    4,368  222,604  68,383  26,561     (209)     165     68
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
 Net Unrealized Gain
 (Loss) on
 Investments.........  (2,843) (5,103)  1,077    3,958      456    2,999  154,221  41,822  25,815     (374)      97     34
                      -------  ------  ------ --------  -------  -------  -------  ------  ------  -------  -------  -----
   Net Gain (Loss) on
   Investments.......  (4,322) (3,863)  1,415    8,877    6,927    6,232  206,188  57,644  30,675     (397)     121     69
Increase (Decrease)
in Assets Resulting
from Operations...... $ 1,057  (1,512)  2,998    9,834    7,626    6,964  203,565  56,357  29,917     (165)     221    121
                      =======  ======  ====== ========  =======  =======  =======  ======  ======  =======  =======  =====

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

                                  Page 2 of 2

             For the Years ended December 31, 1999, 1998, and 1997

                                                                                                  International
                             Global Growth             Utilities         Asia Pacific Growth         Growth
                                Division               Division               Division              Division
                         -----------------------  -------------------- -------------------------  ----------------
                           1999     1998   1997    1999    1998  1997   1999     1998     1997     1999     1998
                         --------  ------ ------  -------  ----- ----- -------  -------  -------  --------  ------
Investment Income:
 Dividend Income........ $    736   2,505  1,086      410    104    56     --     3,084      881       --       8
Expenses:
 Mortality and Expense
 Charge.................    1,581     858    451      101     58    15   1,338      626      388        81      5
                         --------  ------ ------  -------  ----- ----- -------  -------  -------  --------  -----
   Net Investment Income
   (Expense)............     (845)  1,647    635      309     46    41  (1,338)   2,458      493       (81)     3
Net Realized Gain on
Investments
 Realized Gain from
 Distributions..........   15,320  12,526  1,168      326    176    77     --       --       --        --     --
 Proceeds from Sales....   25,275  26,245  9,268    4,624  1,953 1,482  36,237   10,508    8,945    27,009    579
 Cost of Investments
 Sold...................   21,927  24,547  8,265    4,365  1,861 1,333  28,215   12,561    8,631    21,138    587
                         --------  ------ ------  -------  ----- ----- -------  -------  -------  --------  -----
   Net Realized Gain
   (Loss) on
   Investments..........   18,668  14,224  2,171      585    268   226   8,022   (2,053)     314     5,871     (8)
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......   20,199   5,171  2,094    1,333    386   112 (12,535)  (9,973)   1,291       136    --
 Unrealized Gain (Loss)
 End of Year............  130,597  20,199  5,171      312  1,333   386 128,579  (12,535)  (9,973)    2,502    136
                         --------  ------ ------  -------  ----- ----- -------  -------  -------  --------  -----
 Net Unrealized Gain
 (Loss) on Investments..  110,398  15,028  3,077   (1,021)   947   274 141,114   (2,562) (11,264)    2,366    136
                         --------  ------ ------  -------  ----- ----- -------  -------  -------  --------  -----
   Net Gain (Loss) on
   Investments..........  129,066  29,252  5,248     (436) 1,215   500 149,136   (4,615) (10,950)    8,237    128
Increase (Decrease) in
Assets Resulting from
Operations.............. $128,221  30,899  5,883     (127) 1,261   541 147,798   (2,157) (10,457)    8,156    131
                         ========  ====== ======  =======  ===== ===== =======  =======  =======  ========  =====
                          International   International
                            Growth &           New
                             Income       Opportunities
                            Division         Division
                         ---------------- ---------------
                           1999     1998   1999    1998
                         --------  ------ ------  -------
Investment Income:
 Dividend Income........ $    --       27    --       --
Expenses:
 Mortality and Expense
 Charge.................       36       6     40        2
                         --------  ------ ------  -------
   Net Investment Income
   (Expense)............      (36)     21    (40)      (2)
Net Realized Gain on
Investments
 Realized Gain from
 Distributions..........      --       65    --       --
 Proceeds from Sales....    7,326     384    790       49
 Cost of Investments
 Sold...................    6,770     390    706       50
                         --------  ------ ------  -------
   Net Realized Gain
   (Loss) on
   Investments..........      556      59     84       (1)
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......       25     --      33      --
 Unrealized Gain (Loss)
 End of Year............      505      25  8,490       33
                         --------  ------ ------  -------
 Net Unrealized Gain
 (Loss) on Investments..      480      25  8,457       33
                         --------  ------ ------  -------
   Net Gain (Loss) on
   Investments..........    1,036      84  8,541       32
Increase (Decrease) in
Assets Resulting from
Operations.............. $  1,000     105  8,501       30
                         ========  ====== ======  =======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 1 of 2

             For the Years ended December 31, 1999, 1998, and 1997

                         Money Market           New Opportunities           Growth & Income              High Yield
                           Division                 Division                   Division                   Division
                    ------------------------ -------------------------  -------------------------  ------------------------
                      1999     1998    1997   1999     1998     1997     1999     1998     1997     1999     1998     1997
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
Operations:
 Net Investment
  Income
  (Expense)........ $  1,266     804     450  (3,312)  (2,030)  (1,064)   7,100    2,398    1,089   16,257    7,494   3,079
 Net Realized Gain
  (Loss) on
  Investments......      --      --      --   35,097    8,271      475   27,303   32,756    7,079   (5,083)   1,156     756
 Net Unrealized
  Gain (Loss) on
  Investments......      --      --      --  233,169   57,582   31,530  (34,118)   8,573   21,976   (3,101) (19,116)  4,916
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......    1,266     804     450 264,954   63,823   30,941      285   43,727   30,144    8,073  (10,466)  8,751
   Net Deposits
   into Separate
   Account.........   37,048   7,829   7,110  26,593   82,102  102,551   91,850  102,404  126,292   15,582   63,083  49,608
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
   Increase in Net
   Assets..........   38,314   8,633   7,560 291,547  145,925  133,493   92,135  146,131  156,436   23,655   52,617  58,359
Net Assets,
Beginning of Year..   21,768  13,135   5,575 362,995  217,070   83,577  388,294  242,163   85,727  150,298   97,681  39,322
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
Net Assets, End of
Year............... $ 60,082  21,768  13,135 654,542  362,995  217,070  480,429  388,294  242,163  173,953  150,298  97,681
                    ========  ======  ====== =======  =======  =======  =======  =======  =======  =======  =======  ======

                      Diversified Income     Global Asset Allocation            Voyager                    Income
                          Division                  Division                   Division                   Division
                    ------------------------ -------------------------  -------------------------  ------------------------
                      1999     1998    1997   1999     1998     1997     1999     1998     1997     1999     1998     1997
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
Operations:
 Net Investment
 Income (Expense).. $  5,379   2,351   1,583     957      699      732   (2,623)  (1,287)    (758)     232      100      52
 Net Realized Gain
 (Loss) on
 Investments.......   (1,479)  1,240     338   4,919    6,471    3,233   51,967   15,822    4,860      (23)      24      35
 Net Unrealized
 Gain (Loss) on
 Investments.......   (2,843) (5,103)  1,077   3,958      456    2,999  154,221   41,822   25,815     (374)      97      34
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......    1,057  (1,512)  2,998   9,834    7,626    6,964  203,565   56,357   29,917     (165)     221     121
   Net Deposits
   into Separate
   Account.........   23,566  20,485  32,252  18,161   12,108   24,714   34,840   82,247   90,250    3,975    1,567     875
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
   Increase in Net
   Assets..........   24,623  18,973  35,250  27,995   19,734   31,678  238,405  138,604  120,167    3,810    1,788     996
Net Assets,
Beginning of Year..   80,297  61,324  26,074  75,856   56,122   24,444  328,344  189,740   69,573    3,731    1,943     947
                    --------  ------  ------ -------  -------  -------  -------  -------  -------  -------  -------  ------
Net Assets, End of
Year............... $104,920  80,297  61,324 103,851   75,856   56,122  566,749  328,344  189,740    7,541    3,731   1,943
                    ========  ======  ====== =======  =======  =======  =======  =======  =======  =======  =======  ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                                  Page 2 of 2

             For the Years ended December 31, 1999, 1998, and 1997

                                                                                                              International
                                                                                             International       Growth &
                         Global Growth            Utilities         Asia Pacific Growth          Growth           Income
                           Division               Division               Division               Division         Division
                    ------------------------ -------------------- -------------------------  ---------------  ---------------
                      1999     1998    1997   1999    1998  1997   1999     1998     1997     1999     1998    1999     1998
                    --------  ------- ------ ------  ------ ----- -------  -------  -------  -------  ------  -------  ------
Operations:
 Net Investment
 Income (Expense).. $   (845)   1,647    635    309      46    41  (1,338)   2,458      493      (81)      3  $   (36)     21
 Net Realized Gain
 (Loss) on
 Investments.......   18,668   14,224  2,171    585     268   226   8,022   (2,053)     314    5,871      (8)     556      59
 Net Unrealized
 Gain (Loss) on
 Investments.......  110,398   15,028  3,077 (1,021)    947   274 141,114   (2,562) (11,264)   2,366     136      480      25
                    --------  ------- ------ ------  ------ ----- -------  -------  -------  -------  ------  -------  ------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......  128,221   30,899  5,883   (127)  1,261   541 147,798   (2,157) (10,457)   8,156     131    1,000     105
   Net Deposits
   into Separate
   Account.........   46,196   43,689 47,514  1,685   7,850   952  31,785   53,632   39,527   (1,740)  2,479    1,747   2,274
                    --------  ------- ------ ------  ------ ----- -------  -------  -------  -------  ------  -------  ------
   Increase in Net
   Assets..........  174,417   74,588 53,397  1,558   9,111 1,493 179,583   51,475   29,070    6,416   2,610    2,747   2,379
Net Assets,
Beginning of Year..  164,056   89,468 36,071 12,030   2,919 1,426 115,929   64,454   35,384    2,610     --     2,379     --
                    --------  ------- ------ ------  ------ ----- -------  -------  -------  -------  ------  -------  ------
Net Assets, End of
Year............... $338,473  164,056 89,468 13,588  12,030 2,919 295,512  115,929   64,454    9,026   2,610  $ 5,126   2,379
                    ========  ======= ====== ======  ====== ===== =======  =======  =======  =======  ======  =======  ======
                    International
                         New
                    Opportunities
                      Division
                    -----------------
                     1999     1998
                    --------- -------
Operations:
 Net Investment
 Income (Expense)..      (40)    (2)
 Net Realized Gain
 (Loss) on
 Investments.......       84     (1)
 Net Unrealized
 Gain (Loss) on
 Investments.......    8,457     33
                    --------- -------
   Increase
   (Decrease) in
   Net Assets
   Resulting from
   Operations......    8,501     30
   Net Deposits
   into Separate
   Account.........   13,428    589
                    --------- -------
   Increase in Net
   Assets..........   21,929    619
Net Assets,
Beginning of Year..      619    --
                    --------- -------
Net Assets, End of
Year...............   22,548    619
                    ========= =======


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on April 15, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in shares of a single fund of Putnam Variable Trust (Putnam), an open-end, diversified management investment company. These funds are the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Growth, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, and International New Opportunities (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Putnam are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if

                           PARAGON SEPARATE ACCOUNT B
applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by the policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) - Purchases and Sales of Putnam Variable Trust Shares

  For the Years ended December 31, 1999, 1998, and 1997 purchases and proceeds from the sales of the Putnam Variable Trust were as follows:

                      Money Market         New Opportunities           Growth &              High Yield       Diversified Income
                        Division               Division             Income Division           Division             Division
                 ---------------------- ----------------------- ----------------------- -------------------- --------------------
                   1999    1998   1997   1999    1998    1997    1999    1998    1997    1999   1998   1997   1999   1998   1997
                 -------- ------ ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases....... $114,672 98,746 32,069 127,850 113,596 139,967 149,995 133,018 137,137 58,726 67,934 55,046 43,055 32,074 32,966
Sales........... $ 77,494 91,184 25,049 101,273  33,161  37,344  56,661  32,638  12,784 42,248  6,065  5,800 18,528 12,570    866
                 ======== ====== ====== ======= ======= ======= ======= ======= ======= ====== ====== ====== ====== ====== ======
                      Global Asset              Voyager                 Income             Global Growth      Utilities Growth &
                  Allocation Division          Division                Division               Division         Income Division
                 ---------------------- ----------------------- ----------------------- -------------------- --------------------
                   1999    1998   1997   1999    1998    1997    1999    1998    1997    1999   1998   1997   1999   1998   1997
                 -------- ------ ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases....... $ 31,744 35,360 37,308 140,813 106,091 114,119   6,039   2,237   1,675 72,940 68,329 55,975  6,428  9,617  2,398
Sales........... $ 13,297 23,439 12,504 104,309  27,220  23,924   1,983     753     818 25,275 26,245  9,268  4,624  1,953  1,482
                 ======== ====== ====== ======= ======= ======= ======= ======= ======= ====== ====== ====== ====== ====== ======
                                                                         International
                                                         International        New
                  Asia Pacific Growth    International  Growth & Income  Opportunities
                        Division        Growth Division    Division        Division
                 ---------------------- --------------- --------------- ---------------
                   1999    1998   1997   1999    1998    1999    1998    1999    1998
                 -------- ------ ------ ------- ------- ------- ------- ------- -------
Purchases....... $ 68,456 63,472 48,243  25,316   2,925   9,234   2,454  14,210     604
Sales........... $ 36,237 10,508  8,945  27,009     579   7,326     384     790      49
                 ======== ====== ====== ======= ======= ======= ======= ======= =======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998, and 1997:

                       Money Market      New Opportunities     Growth & Income                          Diversified
                         Division             Division            Division       High Yield Division  Income Division
                   -------------------- -------------------- ------------------- ------------------- -----------------
                    1999   1998   1997   1999   1998   1997   1999   1998  1997   1999   1998  1997  1999  1998  1997
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
Net Increase in
Units
 Deposits........  99,078 89,171 30,375  4,368  5,119  7,568  4,125  4,190 4,996  4,099  4,707 4,039 3,598 2,740 2,863
 Withdrawals.....  67,292 82,162 23,625  3,355  1,448  2,092  1,570    972   455  2,994    387   410 1,585 1,077    55
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
 Net Increase in
 Units...........  31,786  7,009  6,750  1,013  3,671  5,476  2,555  3,218 4,541  1,105  4,320 3,629 2,013 1,733 2,808
Outstanding
Units,
 Beginning of
 Year............  19,145 12,136  5,386 14,031 10,360  4,884 11,272  8,054 3,513 11,002  6,682 3,053 6,868 5,135 2,327
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
Outstanding
Units,
 End of Year.....  50,931 19,145 12,136 15,044 14,031 10,360 13,827 11,272 8,054 12,107 11,002 6,682 8,881 6,868 5,135
                   ====== ====== ====== ====== ====== ====== ====== ====== ===== ====== ====== ===== ===== ===== =====
                       Global Asset                                Income           Global Growth        Utilities
                   Allocation Division    Voyager Division        Division            Division           Division
                   -------------------- -------------------- ------------------- ------------------- -----------------
                    1999   1998   1997   1999   1998   1997   1999   1998  1997   1999   1998  1997  1999  1998  1997
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
Net Increase in
Units
 Deposits........   1,334  1,641  1,962  2,473  2,489  3,222    399    156   125  2,654  3,233 3,047   300   511   154
 Withdrawals.....     565  1,092    632  1,827    610    700    132     50    60    920  1,240   497   217   100    93
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
 Net Increase in
 Units...........     769    549  1,330    646  1,879  2,522    267    106    65  1,734  1,993 2,550    83   411    61
Outstanding
Units,
 Beginning of
 Year............   3,305  2,756  1,426  6,553  4,674  2,152    243    137    72  6,693  4,700 2,150   569   158    97
                   ------ ------ ------ ------ ------ ------ ------ ------ ----- ------ ------ ----- ----- ----- -----
Outstanding
Units,
 End of Year.....   4,074  3,305  2,756  7,199  6,553  4,674    510    243   137  8,427  6,693 4,700   652   569   158
                   ====== ====== ====== ====== ====== ====== ====== ====== ===== ====== ====== ===== ===== ===== =====

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(continued)

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998 and 1997:

                                                             International   International
                                              International    Growth &           New
                          Asia Pacific Growth     Growth        Income       Opportunities
                               Division          Division      Division        Division
                          ------------------- -------------- --------------  --------------
                           1999   1998  1997   1999    1998   1999    1998    1999    1998
                          ------ ------ ----- ------- ------ ------  ------  ------  ------
Net Increase in Units
 Deposits...............   6,020  7,545 4,512   1,626   239     633     218     980      59
 Withdrawals............   2,866  1,168   794   1,399    46     495      32      57       5
                          ------ ------ ----- ------- -----  ------  ------  ------  ------
 Net Increase in Units..   3,154  6,377 3,718     227   193     138     186     923      54
Outstanding Units,
 Beginning of Year......  13,330  6,953 3,235     193   --      186     --       54     --
                          ------ ------ ----- ------- -----  ------  ------  ------  ------
Outstanding Units,
 End of Year............  16,484 13,330 6,953     420   193     324     186     977      54
                          ====== ====== ===== ======= =====  ======  ======  ======  ======

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investments in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the Years ended December 31, 1999, 1998, 1997.

                          Money Market             New Opportunities           Growth & Income             High Yield
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  -----------------------
                      1999     1998     1997     1999     1998     1997     1999     1998     1997     1999     1998    1997
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
Total Gross
Deposits........... $188,742  187,420  142,131  182,910  165,316  176,664  182,206  177,459  170,743   78,150  78,118  68,686
Surrenders and
Withdrawals........   (3,492)  (1,772)  (1,939) (67,823) (21,214) (13,699) (22,390)  (3,882)  (2,820) (21,863) (2,362)   (976)
Transfers Between
Funds and General
Account............   23,814   (8,401)    (440) (10,364)   3,079   (3,765) (13,335) (18,609)   5,484  (17,038) 10,100       8
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  209,064  177,247  139,752  104,723  147,181  159,200  146,481  154,968  173,407   39,249  85,856  67,718
Deductions:
 Premium Expense
 Charges...........    5,653    5,616    4,387    5,477    4,954    5,452    5,457    5,317    5,270    2,342   2,338   2,120
 Monthly Expense
 Charges...........    8,391    7,913    2,902    3,665    2,905    3,607    2,480    2,282    3,486    1,076     987   1,402
 Cost of Insurance
 and Optional
 Benefits..........  157,972  155,889  125,353   68,998   57,220   47,590   46,694   44,965   38,359   20,249  19,448  14,588
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
   Total
   Deductions......  172,016  169,418  132,642   78,130   65,079   56,649   54,631   52,564   47,115   23,667  22,773  18,110
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
Net Deposits from
Policyholders...... $ 37,048    7,829    7,110   26,593   82,102  102,551   91,850  102,404  126,292   15,582  63,083  49,608
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
                       Diversified Income       Global Asset Allocation            Voyager                   Income
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  -----------------------
                      1999     1998     1997     1999     1998     1997     1999     1998     1997     1999     1998    1997
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
Total Gross
Deposits........... $ 38,977   39,709   41,160   42,871   53,892   53,792  169,291  151,049  149,063    8,119   3,617   2,396
Surrenders and
Withdrawals........   (6,326)    (231)    (123)  (4,020) (14,261)  (5,339) (67,619) (13,314)  (7,566)    (548)    (21)   (371)
Transfers Between
Funds and General
Account............      (26) (10,398)      (1)     --      (129)     --       289    3,068   (2,579)       4     --       (1)
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......   32,625   29,080   41,036   38,851   39,502   48,453  101,961  140,803  138,918    7,575   3,596   2,024
Deductions:
 Premium Expense
 Charges...........    1,165    1,190    1,270    1,285    1,615    1,660    5,071    4,523    4,601      243     108      74
 Monthly Expense
 Charges...........      397      358      840      979    1,245    1,098    3,130    2,610    3,043      169      93      49
 Cost of Insurance
 and Optional
 Benefits..........    7,497    7,047    6,674   18,426   24,534   20,981   58,920   51,423   41,024    3,188   1,828   1,026
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
   Total
   Deductions......    9,059    8,595    8,784   20,690   27,394   23,739   67,121   58,556   48,668    3,600   2,029   1,149
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
Net Deposits from
Policyholders...... $ 23,566   20,485   32,252   18,161   12,108   24,714   34,840   82,247   90,250    3,975   1,567     875
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  =======  ======  ======  ===

                           PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account-- (Continued)

                                                                                                   International
                             Global Growth              Utilities          Asia Pacific Growth         Growth
                                Division                Division                Division              Division
                         ------------------------  ---------------------  -----------------------  ---------------
                          1999     1998     1997    1999    1998   1997    1999     1998    1997    1999     1998
                         -------  -------  ------  ------  ------  -----  -------  ------  ------  -------  ------
Total Gross Deposits.... $89,003   88,759  68,166   8,480   6,899  3,893   70,322  66,747  64,011   13,203   3,779
Surrenders and
 Withdrawals............ (14,384) (21,423) (5,983) (1,809)   (613)  (567) (18,425) (2,682) (3,911)  (1,812)    --
Transfers Between Funds
 and General Account....     547    1,887   2,526      (9)  5,352   (580)   4,355   9,609    (662)  (6,677)    204
                         -------  -------  ------  ------  ------  -----  -------  ------  ------  -------  ------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........  75,166   69,223  64,709   6,662  11,638  2,746   56,252  73,674  59,438    4,714   3,983
Deductions:
 Premium Expense
  Charges...............   2,666    2,659   2,104     255     207    120    2,106   2,000   1,976      395     113
 Monthly Expense
  Charges...............   1,327    1,105   1,392     238     173     79    1,127     872   1,307      306      67
 Cost of Insurance and
  Optional Benefits.....  24,977   21,770  13,699   4,484   3,408  1,595   21,234  17,170  16,628    5,753   1,324
                         -------  -------  ------  ------  ------  -----  -------  ------  ------  -------  ------
   Total Deductions.....  28,970   25,534  17,195   4,977   3,788  1,794   24,467  20,042  19,911    6,454   1,504
                         -------  -------  ------  ------  ------  -----  -------  ------  ------  -------  ------
Net Deposits from
 Policyholders.......... $46,196   43,689  47,514   1,685   7,850    952   31,785  53,632  39,527   (1,740)  2,479
                         =======  =======  ======  ======  ======  =====  =======  ======  ======  =======  ======
                                           International
                          International         New
                         Growth & Income   Opportunities
                            Division         Division
                         ----------------  --------------
                          1999     1998     1999    1998
                         -------  -------  ------  ------
Total Gross Deposits.... $10,118    3,740  15,623     961
Surrenders and
 Withdrawals............  (2,385)    (218)   (173)    --
Transfers Between Funds
 and General Account....   1,193       25     421      21
                         -------  -------  ------  ------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........   8,926    3,547  15,871     982
Deductions:
 Premium Expense
  Charges...............     303      112     468      29
 Monthly Expense
  Charges...............     347       56     100      18
 Cost of Insurance and
  Optional Benefits.....   6,529    1,105   1,875     346
                         -------  -------  ------  ------
   Total Deductions.....   7,179    1,273   2,443     393
                         -------  -------  ------  ------
Net Deposits from
 Policyholders.......... $ 1,747    2,274  13,428     589
                         =======  =======  ======  ======

                           PARAGON SEPARATE ACCOUNT B

Note 7--Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.




                 See Accompanying Independent Auditors' Report.

                           PARAGON SEPARATE ACCOUNT B

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                      Number    Market
                                                     of Shares  Value     Cost
                                                     --------- -------- --------
Putnam Variable Trust:
  Money Market Fund.................................  60,082   $ 60,082 $ 60,082
  New Opportunities Fund............................  15,033    654,542  334,135
  Growth & Income Fund..............................  17,926    480,429  476,995
  High Yield Fund...................................  15,686    173,953  189,434
  Diversified Income Fund...........................  10,566    104,920  110,582
  Global Asset Fund.................................   5,296    103,851   95,069
  Voyager Fund......................................   8,555    566,749  344,145
  Income Fund.......................................     602      7,541    7,750
  Global Growth Fund................................  11,101    338,473  207,876
  Utilities Fund....................................     801     13,588   13,276
  Asia Pacific Growth Fund..........................  17,092    295,512  166,933
  International Growth Fund.........................     417      9,026    6,524
  International Growth & Income Fund................     336      5,126    4,621
  International New Opportunities Fund..............     967     22,548   14,058


                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1999) of .785%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.685%, 4.315%, and 10.315%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.685%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH             DEATH              CASH              DEATH
 YR        at 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           ------           --------           -------           --------
  1        $  6,161           $3,046           $500,000           $ 4,876           $500,000
  2          12,630            5,888            500,000             9,586            500,000
  3          19,423            8,482            500,000            14,168            500,000
  4          26,555           10,821            500,000            18,556            500,000
  5          34,045           12,881            500,000            22,760            500,000
  6          41,908           14,645            500,000            26,786            500,000
  7          50,165           16,081            500,000            30,638            500,000
  8          58,834           17,149            500,000            34,259            500,000
  9          67,937           17,814            500,000            37,717            500,000
 10          77,496           18,044            500,000            40,954            500,000
 11          87,532           17,832            500,000            43,916            500,000
 12          98,070           17,144            500,000            46,669            500,000
 13         109,134           15,976            500,000            49,164            500,000
 14         120,752           14,299            500,000            51,349            500,000
 15         132,951           12,056            500,000            53,228            500,000
 16         145,760            9,186            500,000            54,807            500,000
 17         159,209            5,575            500,000            56,034            500,000
 18         173,331            1,086            500,000            56,856            500,000
 19         188,159                0                  0            57,281            500,000
 20         203,728                0                  0            57,257            500,000
 25         294,060                0                  0            47,485            500,000
 30         409,348                0                  0             8,601            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 1.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                   4.315%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,146           $500,000           $  5,036           $500,000
  2          12,630             6,271            500,000             10,202            500,000
  3          19,423             9,326            500,000             15,543            500,000
  4          26,555            12,299            500,000             20,995            500,000
  5          34,045            15,159            500,000             26,574            500,000
  6          41,908            17,880            500,000             32,287            500,000
  7          50,165            20,422            500,000             38,144            500,000
  8          58,834            22,732            500,000             44,093            500,000
  9          67,937            24,761            500,000             50,203            500,000
 10          77,496            26,462            500,000             56,426            500,000
 11          87,532            27,810            500,000             62,712            500,000
 12          98,070            28,751            500,000             69,130            500,000
 13         109,134            29,259            500,000             75,638            500,000
 14         120,752            29,282            500,000             82,191            500,000
 15         132,951            28,739            500,000             88,799            500,000
 16         145,760            27,536            500,000             95,474            500,000
 17         159,209            25,524            500,000            102,175            500,000
 18         173,331            22,524            500,000            108,859            500,000
 19         188,159            18,337            500,000            115,544            500,000
 20         203,728            12,751            500,000            122,189            500,000
 25         294,060                 0                  0            152,728            500,000
 30         409,348                 0                  0            169,434            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.315%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,192           $500,000
  2          12,630             6,662            500,000             10,832            500,000
  3          19,423            10,224            500,000             17,004            500,000
  4          26,555            13,938            500,000             23,693            500,000
  5          34,045            17,793            500,000             30,964            500,000
  6          41,908            21,785            500,000             38,882            500,000
  7          50,165            25,898            500,000             47,521            500,000
  8          58,834            30,104            500,000             56,898            500,000
  9          67,937            34,379            500,000             67,163            500,000
 10          77,496            38,702            500,000             78,356            500,000
 11          87,532            43,075            500,000             90,528            500,000
 12          98,070            47,479            500,000            103,855            500,000
 13         109,134            51,921            500,000            118,423            500,000
 14         120,752            56,386            500,000            134,333            500,000
 15         132,951            60,838            500,000            151,751            500,000
 16         145,760            65,229            500,000            170,870            500,000
 17         159,209            69,465            500,000            191,859            500,000
 18         173,331            73,428            500,000            214,921            500,000
 19         188,159            76,983            500,000            240,339            500,000
 20         203,728            79,992            500,000            268,393            500,000
 25         294,060            81,976            500,000            461,992            535,911
 30         409,348            30,425            500,000            781,407            836,105

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.685%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,803           $508,803           $ 10,639           $510,639
  2          25,261            17,287            517,287             21,004            521,004
  3          38,846            25,409            525,409             31,136            531,136
  4          53,111            33,164            533,164             40,966            540,966
  5          68,090            40,528            540,528             50,507            550,507
  6          83,817            47,484            547,484             59,763            559,763
  7         100,330            54,003            554,003             68,739            568,739
  8         117,669            60,046            560,046             77,374            577,374
  9         135,875            65,578            565,578             85,740            585,740
 10         154,992            70,574            570,574             93,775            593,775
 11         175,064            75,031            575,031            101,421            601,421
 12         196,140            78,921            578,921            108,749            608,749
 13         218,269            82,249            582,249            115,705            615,705
 14         241,505            84,994            584,994            122,231            622,231
 15         265,903            87,113            587,113            128,333            628,333
 16         291,521            88,558            588,558            134,019            634,019
 17         318,419            89,233            589,233            139,231            639,231
 18         346,663            89,027            589,027            143,911            643,911
 19         376,319            87,831            587,831            148,076            648,076
 20         407,457            85,547            585,547            151,667            651,667
 25         588,120            56,177            556,177            158,141            658,141
 30         818,697                 0                  0            134,186            634,186

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.315%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,091           $509,091           $ 10,986           $510,986
  2          25,261             18,398            518,398             22,350            522,350
  3          38,846             27,880            527,880             34,142            534,142
  4          53,111             37,533            537,533             46,309            546,309
  5          68,090             47,334            547,334             58,873            558,873
  6          83,817             57,265            557,265             71,851            571,851
  7         100,330             67,295            567,295             85,260            585,260
  8         117,669             77,380            577,380             99,053            599,053
  9         135,875             87,478            587,478            113,313            613,313
 10         154,992             97,554            597,554            127,993            627,993
 11         175,064            107,594            607,594            143,044            643,044
 12         196,140            117,562            617,562            158,549            658,549
 13         218,269            127,447            627,447            174,467            674,467
 14         241,505            137,216            637,216            190,749            690,749
 15         265,903            146,808            646,808            207,410            707,410
 16         291,521            156,155            656,155            224,468            724,468
 17         318,419            165,137            665,137            241,871            741,871
 18         346,663            173,609            673,609            259,568            759,568
 19         376,319            181,422            681,422            277,578            777,578
 20         407,457            188,431            688,431            295,847            795,847
 25         588,120            207,656            707,656            388,008            888,008
 30         818,697            180,466            680,466            467,610            967,610

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                 10.315%)
                           --------------------------------------------------------------------
                                 GUARANTEED*                          CURRENT**
                           -------------------------------     --------------------------------
            PREM             CASH             DEATH              CASH              DEATH
 YR       at 5.00%          VALUE            BENEFIT             VALUE            BENEFIT
 ---      --------         --------         ----------         ---------         ----------
  1       $ 12,322         $  9,374         $  509,374         $  11,328         $  511,328
  2         25,261           19,532            519,532            23,724            523,724
  3         38,846           30,505            530,505            37,336            537,336
  4         53,111           42,365            542,365            52,214            552,214
  5         68,090           55,171            555,171            68,494            568,494
  6         83,817           68,997            568,997            86,321            586,321
  7        100,330           83,908            583,908           105,855            605,855
  8        117,669           99,968            599,968           127,202            627,202
  9        135,875          117,250            617,250           150,620            650,620
 10        154,992          135,843            635,843           176,252            676,252
 11        175,064          155,870            655,870           204,258            704,258
 12        196,140          177,441            677,441           234,952            734,952
 13        218,269          200,710            700,710           268,548            768,548
 14        241,505          225,820            725,820           305,277            805,277
 15        265,903          252,906            752,906           345,463            845,463
 16        291,521          282,108            782,108           389,462            889,462
 17        318,419          313,532            813,532           437,598            937,598
 18        346,663          347,275            847,275           490,231            990,231
 19        376,319          383,447            883,447           547,830          1,047,830
 20        407,457          422,177            922,177           610,840          1,110,840
 25        588,120          661,801          1,161,801         1,024,996          1,524,996
 30        818,697          995,443          1,495,443         1,662,782          2,162,782

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.685%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,522           $500,000           $  9,973           $500,000
  2          25,261            14,693            500,000             19,715            500,000
  3          38,846            21,448            500,000             29,141            500,000
  4          53,111            27,761            500,000             38,325            500,000
  5          68,090            33,613            500,000             47,215            500,000
  6          83,817            39,005            500,000             55,762            500,000
  7         100,330            43,917            500,000             64,037            500,000
  8         117,669            48,355            500,000             71,998            500,000
  9         135,875            52,304            500,000             79,601            500,000
 10         154,992            55,725            500,000             86,861            500,000
 11         175,064            58,573            500,000             93,790            500,000
 12         196,140            60,762            500,000            100,347            500,000
 13         218,269            62,187            500,000            106,493            500,000
 14         241,505            62,741            500,000            112,249            500,000
 15         265,903            62,322            500,000            117,575            500,000
 16         291,521            60,863            500,000            122,437            500,000
 17         318,419            58,284            500,000            126,852            500,000
 18         346,663            54,513            500,000            130,594            500,000
 19         376,319            49,455            500,000            133,586            500,000
 20         407,457            42,916            500,000            135,792            500,000
 25         588,120                 0                  0            131,311            500,000
 30         818,697                 0                  0             86,068            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.315%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,768           $500,000           $ 10,299           $500,000
  2          25,261             15,644            500,000             20,979            500,000
  3          38,846             23,564            500,000             31,968            500,000
  4          53,111             31,502            500,000             43,353            500,000
  5          68,090             39,438            500,000             55,097            500,000
  6          83,817             47,377            500,000             67,166            500,000
  7         100,330             55,300            500,000             79,647            500,000
  8         117,669             63,217            500,000             92,519            500,000
  9         135,875             71,118            500,000            105,760            500,000
 10         154,992             78,971            500,000            119,406            500,000
 11         175,064             86,743            500,000            133,495            500,000
 12         196,140             94,357            500,000            148,019            500,000
 13         218,269            101,725            500,000            162,978            500,000
 14         241,505            108,754            500,000            178,426            500,000
 15         265,903            115,360            500,000            194,375            500,000
 16         291,521            121,494            500,000            210,845            500,000
 17         318,419            127,095            500,000            227,909            500,000
 18         346,663            132,117            500,000            245,466            500,000
 19         376,319            136,492            500,000            263,547            500,000
 20         407,457            140,076            500,000            282,228            500,000
 25         588,120            136,555            500,000            387,717            500,000
 30         818,697             51,911            500,000            529,406            555,876

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                              10.315%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,010       $  500,000       $   10,619       $  500,000
  2        25,261           16,616          500,000           22,270          500,000
  3        38,846           25,814          500,000           34,973          500,000
  4        53,111           35,645          500,000           48,912          500,000
  5        68,090           46,164          500,000           64,167          500,000
  6        83,817           57,458          500,000           80,833          500,000
  7       100,330           69,607          500,000           99,136          500,000
  8       117,669           82,732          500,000          119,221          500,000
  9       135,875           96,949          500,000          141,252          500,000
 10       154,992          112,377          500,000          165,473          500,000
 11       175,064          129,153          500,000          192,157          500,000
 12       196,140          147,406          500,000          221,575          500,000
 13       218,269          167,285          500,000          254,045          500,000
 14       241,505          188,985          500,000          289,975          500,000
 15       265,903          212,760          500,000          329,804          500,000
 16       291,521          238,958          500,000          374,044          500,000
 17       318,419          267,996          500,000          423,320          503,751
 18       346,663          300,396          500,000          477,848          563,861
 19       376,319          336,785          500,000          537,742          629,159
 20       407,457          377,895          500,000          603,528          700,093
 25       588,120          672,098          719,145        1,046,086        1,119,312
 30       818,697        1,150,927        1,208,473        1,764,137        1,852,344

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                    1.685%)
                               ----------------------------------------------------------------------
                                    GUARANTEED*                            CURRENT**
                               --------------------------------      --------------------------------
             PREM                CASH              DEATH               CASH              DEATH
 YR        at 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       ---------           --------           --------           --------           --------
  1        $  26,698           $ 20,806           $520,806           $ 23,274           $523,274
  2           54,732             40,972            540,972             46,063            546,063
  3           84,168             60,432            560,432             68,278            568,278
  4          115,075             79,157            579,157             89,995            589,995
  5          147,528             97,123            597,123            111,157            611,157
  6          181,603            114,331            614,331            131,709            631,709
  7          217,382            130,760            630,760            151,725            651,725
  8          254,950            146,416            646,416            171,156            671,156
  9          294,397            161,282            661,282            189,947            689,947
 10          335,816            175,320            675,320            208,108            708,108
 11          379,305            188,483            688,483            225,651            725,651
 12          424,970            200,680            700,680            242,520            742,520
 13          472,917            211,804            711,804            258,662            758,662
 14          523,262            221,749            721,749            274,096            774,096
 15          576,124            230,421            730,421            288,768            788,768
 16          631,629            237,778            737,778            302,627            802,627
 17          689,909            243,771            743,771            315,691            815,691
 18          751,104            248,376            748,376            327,657            827,657
 19          815,358            251,550            751,550            338,417            838,417
 20          882,825            253,165            753,165            347,928            847,928
 25        1,274,261            229,668            729,668            372,435            872,435
 30        1,773,845            131,961            631,961            346,242            846,242

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                               4.315%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,485       $  521,485       $   24,035       $  524,035
  2          54,732         43,600          543,600           49,010          549,010
  3          84,168         66,290          566,290           74,867          574,867
  4         115,075         89,539          589,539          101,713          601,713
  5         147,528        113,333          613,333          129,521          629,521
  6         181,603        137,686          637,686          158,268          658,268
  7         217,382        162,583          662,583          188,060          688,060
  8         254,950        188,043          688,043          218,882          718,882
  9         294,397        214,060          714,060          250,711          750,711
 10         335,816        240,603          740,603          283,591          783,591
 11         379,305        267,634          767,634          317,567          817,567
 12         424,970        295,065          795,065          352,620          852,620
 13         472,917        322,785          822,785          388,730          888,730
 14         523,262        350,679          850,679          425,948          925,948
 15         576,124        378,640          878,640          464,256          964,256
 16         631,629        406,603          906,603          503,635        1,003,635
 17         689,909        434,496          934,496          544,135        1,044,135
 18         751,104        462,269          962,269          585,479        1,085,479
 19         815,358        489,848          989,848          627,576        1,127,576
 20         882,825        517,069        1,017,069          670,390        1,170,390
 25       1,274,261        637,379        1,137,379          890,914        1,390,914
 30       1,773,845        698,671        1,198,671        1,107,510        1,607,510

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

 Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                10.315%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       at 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,153       $  522,153       $   24,782       $  524,782
  2          54,732           46,284          546,284           52,021          552,021
  3          84,168           72,515          572,515           81,868          581,868
  4         115,075          101,017          601,017          114,661          614,661
  5         147,528          131,989          631,989          150,637          650,637
  6         181,603          165,672          665,672          190,053          690,053
  7         217,382          202,308          702,308          233,335          733,335
  8         254,950          242,197          742,197          280,818          780,818
  9         294,397          285,643          785,643          332,866          832,866
 10         335,816          332,957          832,957          389,952          889,952
 11         379,305          384,476          884,476          452,594          952,594
 12         424,970          440,522          940,522          521,298        1,021,298
 13         472,917          501,430        1,001,430          596,622        1,096,622
 14         523,262          567,571        1,067,571          679,253        1,179,253
 15         576,124          639,369        1,139,369          769,879        1,269,879
 16         631,629          717,339        1,217,339          869,256        1,369,256
 17         689,909          802,046        1,302,046          978,295        1,478,295
 18         751,104          894,136        1,394,136        1,097,656        1,597,656
 19         815,358          994,307        1,494,307        1,228,276        1,728,276
 20         882,825        1,103,231        1,603,231        1,371,250        1,871,250
 25       1,274,261        1,803,745        2,303,745        2,315,142        2,815,142
 30       1,773,845        2,849,891        3,349,891        3,794,599        4,294,599

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                        MFS Variable Insurance
                                                        Trust
                     [PARAGON LIFE INSURANCE COMPANY LOGO]
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000

                                                                      50456 Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of MFS Variable Insurance Trust:

                FUND                                      FUND
MFS Emerging Growth Series                MFS Global Governments Series
MFS Capital Opportunities Series
MFS Research Series                       MFS Emerging Markets Equity Series

MFS Growth With Income Series             MFS Bond Series
MFS Total Return Series                   MFS Limited Maturity Series
MFS Utilities Series                      MFS Money Market Series
MFS High Income Series                    MFS New Discovery Series
                                          MFS Growth Series

                The date of this Prospectus is May 1, 2000.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company and the Separate Account.....................................  10
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employee-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account, and The Funds") for a complete description of the available. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for Federal or state income taxes. (See "federal Tax Matters.")

  . Annual Expenses of the Funds . The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets (after fee waiver and reimbursement as applicable) for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                   Other Expenses(/1/)
                                  Management Fees        (after         Total
                                 (after fee waiver  reimbursement as    Annual
          Fund                    as applicable)       applicable)     Expenses
          ----                   ----------------- ------------------- --------
     MFS Emerging Growth Series        0.75%              0.09%         0.84%
     MFS Capital Opportunities
      Series(/2/)                      0.75%              0.16%         0.91%
     MFS Research Series               0.75%              0.11%         0.86%
     MFS Growth With Income
      Series                           0.75%              0.13%         0.88%
     MFS Total Return Series           0.75%              0.15%         0.90%
     MFS Utilities Series              0.75%              0.16%         0.91%
     MFS High Income
      Series(/2/)                      0.75%              0.16%         0.91%
     MFS Global Governments
      Series(/2/)                      0.75%              0.16%         0.91%
     MFS Emerging Markets
      Equity Series(/2/)               1.25%              0.32%         1.57%
     MFS Bond Series(/2/)              0.60%              0.16%         0.76%
     MFS Limited Maturity
      Series(/2/)                      0.55%              0.45%         1.00%
     MFS Money Market
      Series(/2/)                      0.50%              0.11%         0.61%
     MFS New Discovery
      Series(/2/)                      0.90%              0.17%         1.07%
     MFS Growth Series(/2/)            0.75%              0.16%         0.91%

  (/1/Each)series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other
      Expenses" do not take into account these expense reductions. Had these reductions been taken into account, Expenses would be lower for each series and would equal:

                                                                        Total
                                                                        Annual
          Fund                    Management Fees    Other Expenses    Expenses
          ----                   ----------------- ------------------- --------
     MFS Emerging Growth Series        0.75%              0.08%         0.83%
     MFS Capital Opportunities
      Series                           0.75%              0.15%         0.90%
     MFS Research Series               0.75%              0.10%         0.85%
     MFS Growth with Income
      Series                           0.75%              0.12%         0.87%
     MFS Total Return Series           0.75%              0.14%         0.89%
     MFS Utilities Series              0.75%              0.15%         0.90%
     MFS High Income Series            0.75%              0.15%         0.90%
     MFS Global Governments
      Series                           0.75%              0.15%         0.90%
     MFS Emerging Markets
      Equity Series                    1.25%              0.25%         1.50%
     MFS Bond Series                   0.60%              0.15%         0.75%
     MFS Limited Maturity
      Series                           0.55%              0.45%         1.00%
     MFS Money Market Series           0.50%              0.10%         0.60%
     MFS New Discovery Series          0.90%              0.15%         1.05%
     MFS Growth Series                 0.75%              0.15%         0.90%

  (/2/MFS)has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above", do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Capital Opportunities Series, 0.15% for the High Income Series, 0.15% for the Global Governments Series, 0.25% for the Emerging Markets Equity Series, 0.15% for the Bond Series, 0.45% Limited Maturity Series, 0.10% for the Money Market Series, 0.15% for the New Discovery Series, and 0.15% for the Growth Series.

Without this reimbursement "other expenses" equaled the following amounts:
0.27% for the Capital Opportunities Series, 0.22% for the High Income Series, 0.30% for the Global Governments Series, 4.84% for the Emerging Markets Equity Series, 0.46% for the Bond Series, 1.93% for the Limited Maturity Series, 0.38% for the Money Market Series, 1.59% for the New Discovery Series, and 0.71% for the Growth Series.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on our December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, it had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

MFS Variable Insurance Trust

The Separate Account invests shares of MFS Variable Insurance Trust, a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Variable Insurance Trust. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

MFS Emerging Growth Series

MFS Emerging Growth Series seeks to provide long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

MFS Capital Opportunities Series

MFS Capital Opportunities Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Research Series

MFS Research Series seeks long-term growth of capital and future income. The series may invest in foreign equity securities (including emerging market securities) through which it may have exposure to foreign currencies.

MFS Growth With Income Series

MFS Growth With Income Series seeks reasonable current income and long-term growth of capital and income. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Total Return Series

MFS Total Return Series' main objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

MFS Utilities Series

MFS Utilities Series seeks capital growth and current income (income above that invested entirely in equity securities). The series invests under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign (including emerging market) companies in the utilities industry.

MFS High Income Series

MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds.

MFS Global Governments Series

MFS Global Governments Series seeks to provide income and capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, or one of its agencies or instrumentalities and foreign government securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments.

MFS Emerging Markets Equity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

  Please note: This series was formerly named the MFS/Foreign & Colonial Emerging Markets Equity Series.

MFS Foreign & Colonial Emerging Markets Equity Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries.

MFS Bond Series

MFS Bond Series seeks to primarily provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities.

MFS Limited Maturity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

MFS Limited Maturity Series seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less.)

MFS Money Market Series

MFS Money Market Series seeks as high a level of current income as is considered consistent with preservation of capital and liquidity. The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities.

MFS New Discovery Series

MFS New Discovery Series seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either early in their life cycle but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS Growth Series

MFS Growth Series seeks to provide long-term growth of capital and future income rather than current income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the MFS believes offer better than average prospects for long-term growth.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate

Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  .20 days from the date the Owner received the new Policy specifications page for the increase;

  .within 10 days of mailing the right to cancellation notice to the Owner;
   or

  .within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .(b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York Insurance Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                            FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, MO (GenAm).

    Matthew K. Duffy/4/      Vice President and Chief Financial Officer since
                             June 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March
                             1987-June 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December 1994. Corporate Actuary
    General American Life    and Treasurer, GenAm since October 1994.
    Insurance Company
    700 Market Street
    St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
    General American Life    Secretary since August 1981. Vice President and
    Insurance Company        Associate General Counsel , GenAm, since December
    700 Market Street        30 1995.
    St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November 1996. Vice President and Chief Actuary
                             August 1990-November 1996.

    John R. Tremmel          Vice President Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/
    Richard A. Liddy         Chairman and Chief Executive Officer, GenAm, since
                             January 2000. Chairman, President, and Chief
                             Executive Officer, GenAm, May 1992-January 2000.

    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July 1993-August 1995.

    Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                             October 1991.

    A. Greig Woodring        President and CEO, Reinsurance Group of America,
                             Inc., since May 1993, and
                             Executive Vice President--Reinsurance, GenAm,
                             since January 1990.

--------
/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3/The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, Mo 63017.

/4/Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

[LOGO OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.

                                          /s/ KPMG LLP

March 10, 2000

[LOGO OF KPMG]
KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS
                               December 31, 1999

                                                                          Growth
                                     High    Money   Emerging              with    Total
                            Bond    Income   Market   Growth   Utilities  Income   Return
                          Division Division Division Division  Division  Division Division
                          -------- -------- -------- --------- --------- -------- --------
Net Assets:
 Investments in MFS
  Investments, at Market
  Value (See Schedule of
  Investments)..........   $1,370  134,708  300,933  4,021,322  64,450   730,582  460,840
                           ------  -------  -------  ---------  ------   -------  -------
 Total Net Assets.......   $1,370  134,708  300,933  4,021,322  64,450   730,582  460,840
                           ======  =======  =======  =========  ======   =======  =======
Net Assets,
 representing:
 Equity of Contract
  Owners................    1,369  134,636  300,771  4,019,370  64,417   730,200  460,595
 Equity of Paragon Life
  Insurance Company.....        1       72      162      1,952      33       382      245
                           ------  -------  -------  ---------  ------   -------  -------
                           $1,370  134,708  300,933  4,021,322  64,450   730,582  460,840
                           ======  =======  =======  =========  ======   =======  =======
Total Units Held........      118   10,036  252,753    107,815   2,201    33,799   24,231
                           ------  -------  -------  ---------  ------   -------  -------
Net Asset Value Per
 Unit...................   $11.63    13.42     1.19      37.28   29.27     21.60    19.01
Cost of Investments.....   $1,596  137,740  300,933  1,880,669  45,253   592,547  426,954
                           ======  =======  =======  =========  ======   =======  =======

                                       Global       Capital       New    Emerging
                           Research  Governments Opportunities Discovery Markets   Growth
                           Division   Division     Division    Division  Division Division
                          ---------- ----------- ------------- --------- -------- --------
Net Assets:
 Investments in MFS
  Investments, at Market
  Value (See Schedule of
  Investments)..........  $1,799,934    4,515      1,701,884    618,094     --        245
                          ----------    -----      ---------    -------   ------   ------
 Total Net Assets.......  $1,799,934    4,515      1,701,884    618,094     --        245
                          ==========    =====      =========    =======   ======   ======
Net Assets,
 representing:
 Equity of Contract
  Owners................  $1,799,009    4,513      1,701,028    617,779     --        245
 Equity of Paragon Life
  Insurance Company.....         925        2            856        315              --
                          ----------    -----      ---------    -------   ------   ------
                          $1,799,934    4,515      1,701,884    618,094     --        245
                          ==========    =====      =========    =======   ======   ======
Total Units Held........      75,954      426         68,625     36,014     --         18
                          ----------    -----      ---------    -------   ------   ------
Net Asset Value Per
 Unit...................  $    23.69    10.60          24.79      17.15     --      13.95
Cost of Investments.....  $1,223,924    4,623      1,275,282    381,693     --        230
                          ==========    =====      =========    =======   ======   ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
                                  Page 1 of 2
   For the Years ended December 31, 1999, 1998, 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, for the New Discovery Division which is for the period May 1, 1998 (inception) through
 December 31, 1998 and for the Growth Division which is for the period August
                1, 1999 (inception) through December 31, 1999.

                                Bond Division            High Income Division     Money Market Division
                          ----------------------------  ------------------------  ------------------------
                             1999      1998     1997     1999     1998     1997    1999     1998     1997
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
Investment Income:
 Dividend Income........  $       36       59      --     8,066    8,853     --    13,171      316     916
Expenses:
 Mortality and Expense
 Charge.................          13       14       72    1,124    1,226     581    2,616       55     169
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Investment Income
   (Expense)............          23       45      (72)   6,942    7,627    (581)  10,555      261     747
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........           1        1      --       --       724     --       --       --      --
 Proceeds from Sales....         234      201   14,554   52,708    3,153   2,962   67,620   74,550     --
 Cost of Investments
  Sold..................         270      233   13,683   53,673    3,055   2,712   67,620   74,550     --
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Realized Gain
   (Loss) on
   Investments..........         (35)     (31)     871     (965)     822     250      --       --      --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of the Year..        (203)    (279)    (165)  (2,948)   8,214     615      --       --      --
 Unrealized Gain (Loss)
 End of Year............        (226)    (203)    (279)  (3,032)  (2,948)  8,214      --       --      --
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Unrealized Gain
   (Loss) on
   Investments..........         (23)      76     (114)     (84) (11,162)  7,599      --       --      --
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
    Net Gain on
    Investments.........         (58)      45      757   (1,049) (10,340)  7,849      --       --      --
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $      (35)      90      685    5,893   (2,713)  7,268   10,555      261     747
                          ==========  =======  =======  =======  =======  ======  =======  =======  ======
                                                                                    Growth with Income
                           Emerging Growth Division       Utilities Division             Division
                          ----------------------------  ------------------------  ------------------------
                             1999      1998     1997     1999     1998     1997    1999     1998     1997
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
Investment Income:
 Dividend Income........  $      --    14,895      --     7,001    6,856     --     1,795      --    2,353
Expenses:
 Mortality and Expense
 Charge.................      23,738   17,931   11,059      849      934     369    5,450    3,090   1,625
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Investment Income
   (Expense)............     (23,738)  (3,036) (11,059)   6,152    5,922    (369)  (3,655)  (3,090)    728
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........         --     5,320      --     2,177      610     --     2,155      --    3,197
 Proceeds from Sales....   1,162,964  599,882   86,187  105,105    1,753   1,160   16,887    6,136  29,594
 Cost of Investments
  Sold..................     843,922  445,880   73,076   87,095    1,495   1,010   13,919    5,067  24,559
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Realized Gain
   (Loss) on
   Investments..........     319,042  159,322   13,111   20,187      868     150    5,123    1,069   8,232
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......     709,690  257,879   44,927   22,304   12,172     622  101,720   32,838   3,549
 Unrealized Gain End of
 Year...................   2,140,653  709,690  257,879   19,197   22,304  12,172  138,035  101,720  32,838
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
   Net Unrealized Gain
   on Investments.......   1,430,963  451,811  212,952   (3,107)  10,132  11,550   36,315   68,882  29,289
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
    Net Gain (Loss) on
    Investments.........   1,750,005  611,133  226,063   17,080   11,000  11,700   41,438   69,951  37,521
                          ----------  -------  -------  -------  -------  ------  -------  -------  ------
Increase in Assets
Resulting from
Operations..............  $1,726,267  608,097  215,004   23,232   16,922  11,331   37,783   66,861  38,249
                          ==========  =======  =======  =======  =======  ======  =======  =======  ======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
                                  Page 2 of 2
   For the Years ended December 31, 1999, 1998, 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, for the New Discovery Division which is for the period May 1, 1998 (Inception) through
 December 31, 1998 and for the Growth Division which is for the period August
                1, 1999 (Inception) through December 31, 1999.

                                                                                  Global Governments
                           Total Return Division         Research Division             Division
                          --------------------------  -------------------------  ---------------------
                             1999      1998    1997    1999     1998     1997    1999    1998    1997
                          ----------  ------  ------  -------  -------  -------  ----  -------- ------
Investment Income:
 Dividend Income........  $    8,301   5,553     --     2,601   21,826      --    120      9       --
Expenses:
 Mortality and Expense
 Charge.................       3,459   2,215   1,145   12,547    9,542    5,591    25      8         5
                          ----------  ------  ------  -------  -------  -------  ----    ---    ------
   Net Investment Income
   (Expense)............       4,842   3,338  (1,145)  (9,946)  12,284   (5,591)   95      1        (5)
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........       9,033   1,734     --    13,746    2,190      --    --               --
 Proceeds from Sales....      13,263   8,211  28,882  282,894   47,939   59,911   298    138    11,868
 Cost of Investments
  Sold..................      11,887   7,145  25,063  215,751   38,306   48,918   299    135    11,881
                          ----------  ------  ------  -------  -------  -------  ----    ---    ------
   Net Realized Gain
   (Loss) on
   Investments..........      10,409   2,800   3,819   80,889   11,823   10,993    (1)     3       (13)
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......      44,559  24,304   3,734  322,108  132,618   39,163    64      2        14
 Unrealized Gain End of
 Year...................      33,886  44,559  24,304  576,010  322,108  132,618  (108)    64         2
                          ----------  ------  ------  -------  -------  -------  ----    ---    ------
   Net Unrealized Gain
   on Investments.......     (10,673) 20,255  20,570  253,902  189,490   93,455  (172)    62       (12)
                          ----------  ------  ------  -------  -------  -------  ----    ---    ------
    Net Gain (Loss) on
    Investments.........        (264) 23,055  24,389  334,791  201,313  104,448  (173)    65       (25)
                          ----------  ------  ------  -------  -------  -------  ----    ---    ------
Increase in Assets
Resulting from
Operations..............  $    4,578  26,393  23,244  324,845  213,597   98,857   (78)    66       (30)
                          ==========  ======  ======  =======  =======  =======  ====    ===    ======
                                                                          Emerging
                           Capital Opportunities       New Discovery      Markets       Growth
                                  Division               Division         Division     Division
                          --------------------------  ----------------  -------------  --------
                             1999      1998    1997    1999     1998     1999    1998    1999
                          ----------  ------  ------  -------  -------  -------  ----  --------
Investment Income:
 Dividend Income........  $    2,925     236   2,226    2,658      --       --    --     --
Expenses:
 Mortality and Expense
 Charge.................       9,268     700      70    4,256    2,153      --    --     --
                          ----------  ------  ------  -------  -------  -------  ----    ---
   Net Investment Income
   (Expense)............      (6,343)   (464)  2,156   (1,598)  (2,153)     --    --     --
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........         677     --      211      --       --       --    --     --
 Proceeds from Sales....   1,032,725   2,742   2,730  885,716    5,289    2,166   490     13
 Cost of Investments
  Sold..................     963,268   2,606   2,286  868,373    6,171    2,089   504     13
                          ----------  ------  ------  -------  -------  -------  ----    ---
   Net Realized Gain
   (Loss) on
   Investments..........      70,134     136     655   17,343     (882)      77   (14)   --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......      16,356    (501)    --    14,819      --       --    --     --
 Unrealized Gain End of
 Year...................     426,602  16,356    (501) 236,401   14,819      --    --      15
                          ----------  ------  ------  -------  -------  -------  ----    ---
   Net Unrealized Gain
   on Investments.......     410,246  16,857    (501) 221,582   14,819      --    --      15
                          ----------  ------  ------  -------  -------  -------  ----    ---
    Net Gain (Loss) on
    Investments.........     480,380  16,993     154  238,925   13,937       77   (14)    15
                          ----------  ------  ------  -------  -------  -------  ----    ---
Increase in Assets
Resulting from
Operations..............  $  474,037  16,529   2,310  237,327   11,784       77   (14)    15
                          ==========  ======  ======  =======  =======  =======  ====    ===

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 1 of 2
 For the Years ended December 31, 1999, 1998, and 1997, except for the Capital
   Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, for the New Discovery
 Division which is for the period May 1, 1998 (Inception) through December 31,
    1998, and for the Growth Division which is for the period August 1, 1999
                     (Inception) through December 31, 1999.

                                   Bond Division              High Income Division      Money Market Division
                          ---------------------------------  ------------------------  -------------------------
                             1999        1998       1997      1999     1998     1997    1999     1998     1997
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
Operations:
 Net investment Income
  (Expense).............  $        23         45        (72)   6,942    7,627    (581)  10,555      261      747
 Net Realized Gain
  (Loss) on Investments.          (35)       (31)       871     (965)     822     250      --       --       --
 Net Unrealized Gain
  (Loss) on Investments.          (23)        76       (114)     (84) (11,162)  7,599      --       --       --
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......          (35)        90        685    5,893   (2,713)  7,268   10,555      261      747
 Net Deposits into
  Separate Account......         (131)      (183)   (12,606)  32,529    1,747  63,165   62,298  206,264   20,576
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
   Increase (Decrease)
    in Net Assets.......         (166)       (93)   (11,921)  38,422     (966) 70,433   72,853  206,525   21,323
Net Assets, Beginning of
 Year...................        1,536      1,629     13,550   96,286   97,252  26,819  228,080   21,555      232
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
Net Assets, End of Year.  $     1,370      1,536      1,629  134,708   96,286  97,252  300,933  228,080   21,555
                          ===========  =========  =========  =======  =======  ======  =======  =======  =======
                                                                                         Growth with Income
                             Emerging Growth Division          Utilities Division             Division
                          ---------------------------------  ------------------------  -------------------------
                             1999        1998       1997      1999     1998     1997    1999     1998     1997
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
Operations:
 Net investment Income
  (Expense).............  $   (23,738)    (3,036)   (11,059)   6,152    5,922    (369)  (3,655)  (3,090)     728
 Net Realized Gain
  (Loss) on Investments.      319,042    159,322     13,111   20,187      868     150    5,123    1,069    8,232
 Net Unrealized Gain
  (Loss) on Investments.    1,430,963    451,811    212,952   (3,107)  10,132  11,550   36,315   68,882   29,289
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......    1,726,267    608,097    215,004   23,232   16,922  11,331   37,783   66,861   38,249
 Net Deposits into
  Separate Account......       (4,007)   231,020    631,572  (78,959)  40,499  35,205  213,451  201,186  137,397
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
   Increase (Decrease)
    in Net Assets.......    1,722,260    839,117    846,576  (55,727)  57,421  46,536  251,234  268,047  175,646
Net Assets, Beginning of
 Year...................    2,299,062  1,459,945    613,369  120,177   62,756  16,220  479,348  211,301   35,655
                          -----------  ---------  ---------  -------  -------  ------  -------  -------  -------
Net Assets, End of Year.  $ 4,021,322  2,299,062  1,459,945   64,450  120,177  62,756  730,582  479,348  211,301
                          ===========  =========  =========  =======  =======  ======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 2 of 2
 For the Years ended December 31, 1999, 1998, and 1997, except for the Capital
   Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, for the New Discovery
 Division which is for the period May 1, 1998 (Inception) through December 31,
    1998, and for the Growth Division which is for the period August 1, 1999
                     (Inception) through December 31, 1999.

                                Total Return                  Research             Global Governments
                                  Division                    Division                  Division
                          -------------------------  ----------------------------  -------------------
                            1999     1998    1997      1999       1998     1997    1999   1998   1997
                          --------  ------- -------  ---------  --------- -------  -----  ----- ------
Operations:
 Net investment Income
  (Expense).............  $  4,842    3,338  (1,145)    (9,946)    12,284  (5,591)    95      1     (5)
 Net Realized Gain
  (Loss) on Investments.    10,409    2,800   3,819     80,889     11,823  10,993     (1)     3    (13)
 Net Unrealized Gain
  (Loss) on Investments.   (10,673)  20,255  20,570    253,902    189,490  93,455   (172)    62    (12)
                          --------  ------- -------  ---------  --------- -------  -----  ----- ------
 Increase (Decrease) in
  Net Assets
   Resulting from
    Operations..........     4,578   26,393  23,244    324,845    213,597  98,857    (78)    66    (30)
 Net Deposits into
  Separate Account......   160,861   78,575  84,909    318,247    200,453 279,591  3,324    728 (1,150)
                          --------  ------- -------  ---------  --------- -------  -----  ----- ------
   Increase (Decrease)
    in Net Assets.......   165,439  104,968 108,153    643,092    414,050 378,448  3,246    794 (1,180)
Net Assets, Beginning of
 Year...................   295,401  190,433  82,280  1,156,842    742,792 364,344  1,269    475  1,655
                          --------  ------- -------  ---------  --------- -------  -----  ----- ------
Net Assets, End of Year.  $460,840  295,401 190,433  1,799,934  1,156,842 742,792  4,515  1,269    475
                          ========  ======= =======  =========  ========= =======  =====  ===== ======

                                                                          Emerging
                            Capital Opportunities       New Discovery      Markets     Growth
                                  Division                 Division       Division    Division
                          ---------------------------  -----------------  ----------  --------
                             1999      1998     1997     1999     1998    1999  1998    1999
                          ----------  -------  ------  --------  -------  ----  ----  --------
Operations:
 Net investment Income
  (Expense).............  $   (6,343)    (464)  2,156    (1,598)  (2,153) --    --      --
 Net Realized Gain
  (Loss) on Investments.      70,134      136     655    17,343     (882)  77   (14)    --
 Net Unrealized Gain
  (Loss) on Investments.     410,246   16,857    (501)  221,582   14,819  --    --       15
                          ----------  -------  ------  --------  -------  ---   ---     ---
 Increase (Decrease) in
  Net Assets
   Resulting from
    Operations..........     474,037   16,529   2,310   237,327   11,784   77   (14)     15
 Net Deposits into
  Separate Account......   1,112,705   79,992  16,311  (164,598) 533,581  (77)   14     230
                          ----------  -------  ------  --------  -------  ---   ---     ---
   Increase (Decrease)
    in Net Assets.......   1,586,742   96,521  18,621    72,729  545,365  --    --      245
Net Assets, Beginning of
 Year...................     115,142   18,621     --    545,365      --   --    --      --
                          ----------  -------  ------  --------  -------  ---   ---     ---
Net Assets, End of Year.  $1,701,884  115,142  18,621   618,094  545,365  --    --      245
                          ==========  =======  ======  ========  =======  ===   ===     ===


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 16, 1996 with the exception of Value Fund which commenced operations on May 1, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into thirteen divisions, which invest exclusively in shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, Global Governments, Capital Opportunities, New Discovery, Emerging Markets, and Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of MFS Variable Insurance Trust are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if

                           PARAGON SEPARATE ACCOUNT B

(3) Policy Charges--Continued

applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of MFS Variable Insurance Trust Shares

  During the years ended December 31, 1999, 1998, and 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (inception) to December 31, 1997, for the New Discovery Division which is for the period May 1, 1998 (inception) through December 31, 1998, and for the Growth Division which is for the period August 1,1999 (inception) through December 31, 1999, purchases and proceeds from the sales of MFS Insurance Trust were as follows:

                                Bond Division         High Income Division    Money Market Division
                         --------------------------- ----------------------- ------------------------
                            1999      1998    1997    1999    1998    1997    1999     1998    1997
                         ----------- ------- ------- ------- ------- ------- ------- -------- -------
Purchases............... $        89       0   1,882  37,727  49,993  65,613 352,451  55,679   65,355
Sales................... $       234     201  14,554  52,708   3,153   2,962  67,620  74,550   44,928
                         =========== ======= ======= ======= ======= ======= ======= =======  =======

                                                                                Growth with Income
                          Emerging Growth Division     Utilities Division            Division
                         --------------------------- ----------------------- ------------------------
                            1999      1998    1997    1999    1998    1997    1999     1998    1997
                         ----------- ------- ------- ------- ------- ------- ------- -------- -------
Purchases............... $ 1,133,563 813,342 707,970  25,207  41,361  36,041 224,567 204,351  165,568
Sales................... $ 1,162,964 599,882  86,187 105,105   1,753   1,160  16,887   6,136   29,594
                         =========== ======= ======= ======= ======= ======= ======= =======  =======

                                                                                Global Governments
                            Total Return Division       Research Division            Division
                         --------------------------- ----------------------- ------------------------
                            1999      1998    1997    1999    1998    1997    1999     1998    1997
                         ----------- ------- ------- ------- ------- ------- ------- -------- -------
Purchases............... $   170,446  84,648 112,787 408,746 418,040 334,559   3,596     859   10,714
Sales................... $    13,263   8,211  28,882 282,894  47,939  59,911     298     138   11,868
                         =========== ======= ======= ======= ======= ======= ======= =======  =======

                                                                        Emerging
                            Capital Opportunities     New Discovery      Markets      Growth
                                  Division              Division        Division     Division
                         --------------------------- --------------- --------------- --------
                            1999      1998    1997    1999    1998    1999    1998     1999
                         ----------- ------- ------- ------- ------- ------- ------- --------
Purchases............... $ 2,136,080  82,101  18,987 716,480 537,100   2,089     505     243
Sales................... $ 1,032,725   2,742   2,730 885,716   5,289   2,166     490      13
                         =========== ======= ======= ======= ======= ======= ======= =======

  The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1999, 1998, and 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the Period from May 1, 1997 (inception) to December 31, 1997, for the New Discovery Division which is for the period May 1, 1998 (inception) through December 31, 1998, and for the Growth Division which is for the period August 1, 1999 (inception) through December 31, 1999.

                              Bond Division         High Income Division    Money Market Division
                          ------------------------  ---------------------- -----------------------
                           1999     1998     1997    1999     1998   1997   1999     1998    1997
                          -------  -------  ------  -------  ------ ------ ------- -------- ------
Net Increase in Units
 Deposits...............        8      --      181    2,862   3,805  5,418 110,026 246,405  61,300
 Withdrawals............       19       16   1,349      397   3,800    201  56,020  67,341  41,837
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
 Net Increase in Units..      (11)     (16) (1,168)   2,465       5  5,217  54,006 179,064  19,463
Outstanding Units,
 Beginning of Year......      129      145   1,313    7,571   7,566  2,349 198,747  19,683     220
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
Outstanding Units, End
 of Year................      118      129     145   10,036   7,571  7,566 252,753 198,747  19,683
                          =======  =======  ======  =======  ====== ====== ======= =======  ======
                             Emerging Growth                                 Growth with Income
                                 Division            Utilities Division           Division
                          ------------------------  ---------------------- -----------------------
                           1999     1998     1997    1999     1998   1997   1999     1998    1997
                          -------  -------  ------  -------  ------ ------ ------- -------- ------
Net Increase in Units
 Deposits...............   50,238   46,392  49,892    1,157   2,112  2,207  10,903  11,114  11,515
 Withdrawals............   50,441   29,592   4,974    4,279      42     51     564     192   1,698
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
 Net Increase in Units..     (203)  16,800  44,918   (3,122)  2,070  2,156  10,339  10,922   9,817
Outstanding Units,
 Beginning of Year......  108,018   91,218  46,300    5,323   3,253  1,097  23,460  12,538   2,721
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
Outstanding Units, End
 of Year................  107,815  108,018  91,218    2,201   5,323  3,253  33,799  23,460  12,538
                          =======  =======  ======  =======  ====== ====== ======= =======  ======
                                                                             Global Governments
                          Total Return Division       Research Division           Division
                          ------------------------  ---------------------- -----------------------
                           1999     1998     1997    1999     1998   1997   1999     1998    1997
                          -------  -------  ------  -------  ------ ------ ------- -------- ------
Net Increase in Units
 Deposits...............    8,879    4,828   7,256   20,589  24,336 23,141     336      82   1,024
 Withdrawals............      524      348   1,779    4,682  11,440  3,554      26      12   1,132
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
 Net Increase in Units..    8,355    4,480   5,477   15,907  12,896 19,587     310      70    (108)
Outstanding Units,
 Beginning of Year......   15,876   11,396   5,919   60,047  47,151 27,564     116      46     154
                          -------  -------  ------  -------  ------ ------ ------- -------  ------
Outstanding Units, End
 of Year................   24,231   15,876  11,396   75,954  60,047 47,151     426     116      46
                          =======  =======  ======  =======  ====== ====== ======= =======  ======
                                                                       Emerging
                          Capital Opportunities     New Discovery      Markets      Growth
                                 Division              Division        Division    Division
                          ------------------------  --------------- -------------- --------
                           1999     1998     1997    1999     1998   1999   1998     1999
                          -------  -------  ------  -------  ------ ------ ------- --------
Net Increase in Units
 Deposits...............  116,346    5,557   1,601   67,804  54,086    156      61      19
 Withdrawals............   54,508      150     221   85,464     412    156      61       1
                          -------  -------  ------  -------  ------ ------ ------- -------
 Net Increase in Units..   61,838    5,407   1,380  (17,660) 53,674    --      --       18
 Outstanding Units,
  Beginning of Year.....    6,787    1,380     --    53,674     --     --      --      --
                          -------  -------  ------  -------  ------ ------ ------- -------
 Outstanding Units, End
  of Year...............   68,625    6,787   1,380   36,014  53,674    --      --       18
                          =======  =======  ======  =======  ====== ====== ======= =======

                           PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997(Inception) to December 31, 1997, for the New Discovery Division which is for the period May 1, 1998 through December 31, 1998, and for the Growth Division which is for the period August 1, 1999(Inception) to December 31, 1999.

                               Bond Division            High Income Division      Money Market Division
                         ----------------------------  ------------------------- -------------------------
                           1999       1998     1997      1999     1998     1997   1999     1998     1997
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
Total Gross Deposits.... $     184       --     1,917    38,355   52,979  38,434 156,960  105,496  113,230
Surrenders and
 Withdrawals............       --        --        23       --       --        7     (74)     (76) (15,685)
Transfers Between Funds
 and General Account....       --        --   (13,958)      (12) (46,227) 28,246 (13,774) 181,870      --
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............       184       --   (12,018)   38,343    6,752  66,687 143,112  287,290   97,545
Deductions:
 Premium Expense
  Charges...............         7       --        57     1,148    1,591   1,153   4,696    3,167    3,397
 Monthly Expense
  Charges...............        13         9       12       201      148     233   3,283    3,377      689
 Cost of Insurance and
  Optional Benefits.....       295       174      519     4,465    3,266   2,136  72,835   74,482   72,883
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
                               315       183      588     5,814    5,005   3,522  80,814   81,026   76,969
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
Net Deposits from
 Policyholders.......... $    (131)     (183) (12,606)   32,529    1,747  63,165  62,298  206,264   20,576
                         =========  ========  =======  ========  =======  ====== =======  =======  =======
                                                                                   Growth with Income
                          Emerging Growth Division       Utilities Division             Division
                         ----------------------------  ------------------------- -------------------------
                           1999       1998     1997      1999     1998     1997   1999     1998     1997
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
Total Gross Deposits.... $ 581,141   842,124  734,521    26,752   43,322  26,094 231,134  160,117  160,666
Surrenders and
 Withdrawals............      (512)      --   (16,610)      (59)      (6)      4    (200)     --        87
Transfers Between Funds
 and General Account....  (502,649) (521,315) (11,216) (103,168)     --   10,729   3,557   54,311  (13,719)
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............    77,980   320,809  706,695   (76,475)  43,316  36,827 234,491  214,428  147,034
Deductions:
 Premium Expense
  Charges...............    17,385    25,263   22,036       800    1,300     783   6,915    4,803    4,820
 Monthly Expense
  Charges...............     2,787     2,799    4,462        73       66     159     609      366      976
 Cost of Insurance and
  Optional Benefits.....    61,815    61,727   48,625     1,611    1,451     680  13,516    8,073    3,841
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
                            81,987    89,789   75,123     2,484    2,817   1,622  21,040   13,242    9,637
                         ---------  --------  -------  --------  -------  ------ -------  -------  -------
Net Deposits from
 Policyholders.......... $  (4,007)  231,020  631,572   (78,959)  40,499  35,205 213,451  201,186  137,397
                         =========  ========  =======  ========  =======  ====== =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account-- (continued)

  Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and 1997, except for the Capital Opportunities Division and the Emerging Markets Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, for the New Discovery Division which is for the the period May 1, 1998 through December 31, 1998, and for the Growth Division which is for the period August 1, 1999 (Inception) to December 31, 1999.

                                                                                     Global Governments
                            Total Return Division         Research Division               Division
                          --------------------------  ---------------------------  -----------------------
                             1999      1998   1997      1999      1998     1997    1999     1998    1997
                          ----------  ------ -------  --------  --------  -------  -----  -------- -------
Total Gross Deposits....  $   90,906  94,127  91,579   428,845   455,620  349,248  3,782   1,118    10,982
Surrenders and
 Withdrawals............        (222)    --  (16,739)     (448)      --   (16,853)   --      --         10
Transfers Between Funds
 and General Account....      86,283      44  22,925   (54,587) (201,509) (12,391)   --      (23)  (11,733)
                          ----------  ------ -------  --------  --------  -------  -----   -----   -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............     176,967  94,171  97,765   373,810   254,111  320,004  3,782   1,095      (741)
Deductions:
 Premium Expense
  Charges...............       2,719   2,824   2,747    12,831    13,669   10,478    113      34       329
 Monthly Expense
  Charges...............         577     554     556     1,843     1,734    2,122     15      14        67
 Cost of Insurance and
  Optional Benefits.....      12,810  12,218   9,553    40,889    38,255   27,813    330     319        13
                          ----------  ------ -------  --------  --------  -------  -----   -----   -------
                              16,106  15,596  12,856    55,563    53,658   40,413    458     367       409
                          ----------  ------ -------  --------  --------  -------  -----   -----   -------
Net Deposits from
 Policyholders..........  $  160,861  78,575  84,909   318,247   200,453  279,591  3,324     728    (1,150)
                          ==========  ====== =======  ========  ========  =======  =====   =====   =======
                                                                            Emerging
                            Capital Opportunities       New Discovery        Markets       Growth
                                  Division                Division          Division      Division
                          --------------------------  ------------------  --------------  --------
                             1999      1998   1997      1999      1998     1999    1998     1999
                          ----------  ------ -------  --------  --------  -------  -----  --------
Total Gross Deposits....  $  149,301  70,148  18,952   272,433    23,690       61    115     400
Surrenders and
 Withdrawals............        (280)    --      --         (2)      --         6     (5)    --
Transfers Between Funds
 and General Account....     988,537  17,256   1,116  (418,136)  515,638       (1)   --      --
                          ----------  ------ -------  --------  --------  -------  -----   -----
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............   1,137,558  87,404  20,068  (145,705)  539,328       66    110     400
Deductions:
 Premium Expense
  Charges...............       4,468   2,104     569     8,151       710        2      4      12
 Monthly Expense
  Charges...............         879     230     115       463       218        6      4       7
 Cost of Insurance and
  Optional Benefits.....      19,506   5,078   3,073    10,279     4,819      135     88     151
                          ----------  ------ -------  --------  --------  -------  -----   -----
                              24,853   7,412   3,757    18,893     5,747      143     96     170
                          ----------  ------ -------  --------  --------  -------  -----   -----
Net Deposits from
 Policyholders..........  $1,112,705  79,992  16,311  (164,598)  533,581      (77)    14     230
                          ==========  ====== =======  ========  ========  =======  =====   =====

                           PARAGON SEPARATE ACCOUNT B

Note 7--Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
MFS Variable Insurance Trust:
  Bond Division..................................     125 $    1,370 $    1,596
  High Income Division...........................  11,724    134,708    137,740
  Money Market Division.......................... 300,933    300,933    300,933
  Emerging Growth Division....................... 105,992  4,021,322  1,880,669
  Utilities Division.............................   2,668     64,450     45,253
  Growth with Income Division....................  34,284    730,582    592,547
  Total Return Division..........................  25,963    460,840    426,954
  Research Division..............................  77,118  1,799,934  1,223,924
  Global Governments Division....................     450      4,515      4,623
  Capital Opportunities Division.................  78,320  1,701,884  1,275,282
  New Discovery Division.........................  35,790    618,094    381,693
  Emerging Market Division.......................     --         --         --
  Growth Division................................      18        245        230


                 See Accompanying Independent Auditors' Report

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .754%, representing the average of the fees incurred in 1999 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Trust prospectus), and a .164% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1999. These charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .754% and
 .810%, respectively. After deduction for these amounts, with expense reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of--1.817%, 4.183%, and 10.183%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                  1.817%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,044           $500,000           $ 4,873           $500,000
  2          12,630             5,880            500,000             9,573            500,000
  3          19,423             8,464            500,000            14,139            500,000
  4          26,555            10,790            500,000            18,505            500,000
  5          34,045            12,835            500,000            22,682            500,000
  6          41,908            14,580            500,000            26,676            500,000
  7          50,165            15,997            500,000            30,491            500,000
  8          58,834            17,043            500,000            34,071            500,000
  9          67,937            17,685            500,000            37,483            500,000
 10          77,496            17,893            500,000            40,670            500,000
 11          87,532            17,657            500,000            43,580            500,000
 12          98,070            16,947            500,000            46,277            500,000
 13         109,134            15,758            500,000            48,713            500,000
 14         120,752            14,061            500,000            50,835            500,000
 15         132,951            11,802            500,000            52,650            500,000
 16         145,760             8,918            500,000            54,164            500,000
 17         159,209             5,297            500,000            55,323            500,000
 18         173,331               803            500,000            56,076            500,000
 19         188,159                 0                  0            56,432            500,000
 20         203,728                 0                  0            56,337            500,000
 25         294,060                 0                  0            46,218            500,000
 30         409,348                 0                  0             7,058            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,144           $500,000           $  5,032           $500,000
  2          12,630             6,262            500,000             10,189            500,000
  3          19,423             9,307            500,000             15,512            500,000
  4          26,555            12,265            500,000             20,939            500,000
  5          34,045            15,105            500,000             26,484            500,000
  6          41,908            17,802            500,000             32,155            500,000
  7          50,165            20,315            500,000             37,960            500,000
  8          58,834            22,591            500,000             43,847            500,000
  9          67,937            24,582            500,000             49,885            500,000
 10          77,496            26,241            500,000             56,024            500,000
 11          87,532            27,541            500,000             62,214            500,000
 12          98,070            28,431            500,000             68,523            500,000
 13         109,134            28,883            500,000             74,908            500,000
 14         120,752            28,846            500,000             81,323            500,000
 15         132,951            28,240            500,000             87,778            500,000
 16         145,760            26,970            500,000             94,284            500,000
 17         159,209            24,890            500,000            100,796            500,000
 18         173,331            21,818            500,000            107,273            500,000
 19         188,159            17,557            500,000            113,728            500,000
 20         203,728            11,898            500,000            120,122            500,000
 25         294,060                 0                  0            148,983            500,000
 30         409,348                 0                  0            162,919            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.183%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.0%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,242           $500,000           $  5,189           $500,000
  2          12,630             6,653            500,000             10,818            500,000
  3          19,423            10,203            500,000             16,971            500,000
  4          26,555            13,900            500,000             23,631            500,000
  5          34,045            17,731            500,000             30,861            500,000
  6          41,908            21,691            500,000             38,724            500,000
  7          50,165            25,764            500,000             47,291            500,000
  8          58,834            29,920            500,000             56,579            500,000
  9          67,937            34,132            500,000             66,732            500,000
 10          77,496            38,381            500,000             77,787            500,000
 11          87,532            42,666            500,000             89,792            500,000
 12          98,070            46,966            500,000            102,918            500,000
 13         109,134            51,284            500,000            117,245            500,000
 14         120,752            55,606            500,000            132,867            500,000
 15         132,951            59,890            500,000            149,946            500,000
 16         145,760            64,086            500,000            168,662            500,000
 17         159,209            68,097            500,000            189,178            500,000
 18         173,331            71,799            500,000            211,684            500,000
 19         188,159            75,052            500,000            236,449            500,000
 20         203,728            77,711            500,000            263,739            500,000
 25         294,060            76,917            500,000            451,150            523,334
 30         409,348            19,229            500,000            759,481            812,644

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)
PREMIUM TAX: 2.00%

                                   FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                  ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                     1.817%)
                                 ------------------------------------------------------------------------
                                     GUARANTEED*                              CURRENT**
                                 --------------------------------       ---------------------------------
              PREM                CASH               DEATH               CASH                DEATH
 YR         AT 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        --------             ------             -------             -------             -------
  1          12,322               8,797             508,797              10,631             510,631
  2          25,261              17,263             517,263              20,975             520,975
  3          38,846              25,357             525,357              31,072             531,072
  4          53,111              33,073             533,073              40,855             540,855
  5          68,090              40,389             540,389              50,336             550,336
  6          83,817              47,288             547,288              59,521             559,521
  7         100,330              53,743             553,743              68,415             568,415
  8         117,669              59,714             559,714              76,959             576,959
  9         135,875              65,169             565,169              85,223             585,223
 10         154,992              70,081             570,081              93,148             593,148
 11         175,064              74,449             574,449             100,674             600,674
 12         196,140              78,247             578,247             107,875             607,875
 13         218,269              81,480             581,480             114,697             614,697
 14         241,505              84,127             584,127             121,082             621,082
 15         265,903              86,148             586,148             127,038             627,038
 16         291,521              87,493             587,493             132,572             632,572
 17         318,419              88,069             588,069             137,628             637,628
 18         346,663              87,765             587,765             142,149             642,149
 19         376,319              86,473             586,473             146,151             646,151
 20         407,457              84,099             584,099             149,577             649,577
 25         588,120              54,387             554,387             155,226             655,226
 30         818,697                   0                   0             130,568             630,568

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,085           $509,085           $ 10,979           $510,979
  2          25,261             18,373            518,373             22,320            522,320
  3          38,846             27,824            527,824             34,074            534,074
  4          53,111             37,432            537,432             46,186            546,186
  5          68,090             47,174            547,174             58,676            558,676
  6          83,817             57,030            557,030             71,560            571,560
  7         100,330             66,970            566,970             84,856            584,856
  8         117,669             76,946            576,946             98,512            598,512
  9         135,875             86,920            586,920            112,612            612,612
 10         154,992             96,852            596,852            127,106            627,106
 11         175,064            106,731            606,731            141,944            641,944
 12         196,140            116,517            616,517            157,208            657,208
 13         218,269            126,199            626,199            172,855            672,855
 14         241,505            135,745            635,745            188,833            688,833
 15         265,903            145,091            645,091            205,157            705,157
 16         291,521            154,171            654,171            221,840            721,840
 17         318,419            162,862            662,862            238,832            738,832
 18         346,663            171,020            671,020            256,077            756,077
 19         376,319            178,495            678,495            273,594            773,594
 20         407,457            185,142            685,142            291,326            791,326
 25         588,120            202,211            702,211            380,062            880,062
 30         818,697            172,375            672,375            454,843            954,843

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
PREMIUM TAX: 2.00%                                  $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                               10.183%)
                           -----------------------------------------------------------------
                                GUARANTEED*                         CURRENT**
                           -----------------------------     -------------------------------
            PREM            CASH             DEATH             CASH              DEATH
 YR       AT 5.00%          VALUE           BENEFIT            VALUE            BENEFIT
 ---      --------         -------         ---------         ---------         ---------
 1        $12,322          $ 9,367         $ 50,9367         $  11,320         $ 511,320
 2         25,261           19,507           519,507            23,694           523,694
 3         38,846           30,446           530,446            37,264           537,264
 4         53,111           42,254           542,254            52,077           552,077
 5         68,090           54,987           554,987            68,267           568,267
 6         83,817           68,715           568,715            85,974           585,974
 7        100,330           83,502           583,502           105,352           605,352
 8        117,669           99,404           599,404           126,501           626,501
 9        135,875          116,492           616,492           149,673           649,673
 10       154,992          134,849           634,849           175,003           675,003
 11       175,064          154,592           654,592           202,643           702,643
 12       196,140          175,824           675,824           232,896           732,896
 13       218,269          198,690           698,690           265,967           765,967
 14       241,505          223,327           723,327           302,073           802,073
 15       265,903          249,858           749,858           341,523           841,523
 16       291,521          278,413           778,413           384,659           884,659
 17       318,419          309,087           809,087           431,787           931,787
 18       346,663          341,963           841,963           483,245           983,245
 19       376,319          377,134           877,134           539,481         1,039,481
 20       407,457          414,715           914,715           600,913         1,100,913
 25       588,120          645,628         1,145,628         1,002,810         1,502,810
 30       818,697          962,939         1,462,939         1,616,750         2,116,750

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.817%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
 1         $ 12,322           $ 7,517           $500,000           $  9,965           $500,000
 2           25,261            14,672            500,000             19,687            500,000
 3           38,846            21,403            500,000             29,081            500,000
 4           53,111            27,683            500,000             38,220            500,000
 5           68,090            33,494            500,000             47,054            500,000
 6           83,817            38,838            500,000             55,534            500,000
 7          100,330            43,695            500,000             63,731            500,000
 8          117,669            48,072            500,000             71,605            500,000
 9          135,875            51,954            500,000             79,112            500,000
 10         154,992            55,303            500,000             86,265            500,000
 11         175,064            58,075            500,000             93,079            500,000
 12         196,140            60,183            500,000             99,513            500,000
 13         218,269            61,524            500,000            105,529            500,000
 14         241,505            61,991            500,000            111,145            500,000
 15         265,903            61,483            500,000            116,326            500,000
 16         291,521            59,934            500,000            121,035            500,000
 17         318,419            57,263            500,000            125,290            500,000
 18         346,663            53,402            500,000            128,864            500,000
 19         376,319            48,255            500,000            131,680            500,000
 20         407,457            41,630            500,000            133,703            500,000
 25         588,120                 0                  0            128,180            500,000
 30         818,697                 0                  0             81,607            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.183%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,763           $500,000           $ 10,292           $500,000
  2         25,261              15,623            500,000             20,951            500,000
  3          38,846             23,516            500,000             31,904            500,000
  4          53,111             31,415            500,000             43,237            500,000
  5          68,090             39,301            500,000             54,911            500,000
  6          83,817             47,176            500,000             66,892            500,000
  7         100,330             55,020            500,000             79,265            500,000
  8         117,669             62,844            500,000             92,007            500,000
  9         135,875             70,636            500,000            105,094            500,000
 10         154,992             78,363            500,000            118,561            500,000
 11         175,064             85,990            500,000            132,444            500,000
 12         196,140             93,440            500,000            146,732            500,000
 13         218,269            100,621            500,000            161,423            500,000
 14         241,505            107,440            500,000            176,568            500,000
 15         265,903            113,811            500,000            192,175            500,000
 16         291,521            119,680            500,000            208,262            500,000
 17         318,419            124,985            500,000            224,897            500,000
 18         346,663            129,676            500,000            241,972            500,000
 19         376,319            133,682            500,000            259,512            500,000
 20         407,457            136,853            500,000            277,586            500,000
 25         588,120            130,299            500,000            378,661            500,000
 30         818,697             39,343            500,000            513,052            538,705

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                              10.183%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      AT 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,005       $  500,000       $   10,612       $  500,000
  2        25,261           16,594          500,000           22,242          500,000
  3        38,846           25,763          500,000           34,905          500,000
  4        53,111           35,549          500,000           48,784          500,000
  5        68,090           46,005          500,000           63,954          500,000
  6        83,817           57,216          500,000           80,505          500,000
  7       100,330           69,256          500,000           98,660          500,000
  8       117,669           82,243          500,000          118,556          500,000
  9       135,875           96,289          500,000          140,350          500,000
 10       154,992          111,506          500,000          164,279          500,000
 11       175,064          128,024          500,000          190,607          500,000
 12       196,140          145,963          500,000          219,592          500,000
 13       218,269          165,462          500,000          251,539          500,000
 14       241,505          186,704          500,000          286,844          500,000
 15       265,903          209,929          500,000          325,924          500,000
 16       291,521          235,464          500,000          369,273          500,000
 17       318,419          263,708          500,000          417,490          500,000
 18       346,663          295,154          500,000          470,865          555,621
 19       376,319          330,395          500,000          529,433          619,437
 20       407,457          370,124          500,000          593,685          688,675
 25       588,120          655,031          700,883        1,024,279        1,095,978
 30       818,697        1,117,061        1,172,914        1,718,783        1,804,722

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                 1.817%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        AT 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,790         $520,790         $ 23,258         $523,258
  2           54,732          40,915~          540,915           45,999          545,999
  3           84,168           60,307          560,307           68,138          568,138
  4          115,075           78,940          578,940           89,750          589,750
  5          147,528           96,791          596,791          110,782          610,782
  6          181,603          113,864          613,864          131,177          631,177
  7          217,382          130,137          630,137          151,013          651,013
  8          254,950          145,618          645,618          170,241          670,241
  9          294,397          160,294          660,294          188,807          688,807
 10          335,816          174,124          674,124          206,722          706,722
 11          379,305          187,066          687,066          224,000          724,000
 12          424,970          199,029          699,029          240,586          740,586
 13          472,917          209,907          709,907          256,429          756,429
 14          523,262          219,596          719,596          271,547          771,547
 15          576,124          228,006          728,006          285,890          785,890
 16          631,629          235,095          735,095          299,406          799,406
 17          689,909          240,815          740,815          312,116          812,116
 18          751,104          245,145          745,145          323,717          823,717
 19          815,358          248,044          748,044          334,104          834,104
 20          882,825          249,385          749,385          343,236          843,236
 25        1,274,261          224,636          724,636          365,813          865,813
 30        1,773,845          126,166          626,166          337,858          837,858

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                               4.183%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,471       $  521,471       $   24,018       $  524,018
  2          54,732         43,541          543,541           48,944          548,944
  3          84,168         66,157          566,157           74,718          574,718
  4         115,075         89,299          589,299          101,442          601,442
  5         147,528        112,951          612,951          129,089          629,089
  6         181,603        137,125          637,125          157,630          657,630
  7         217,382        161,804          661,804          187,171          687,171
  8         254,950        187,004          687,004          217,692          717,692
  9         294,397        212,716          712,716          249,166          749,166
 10         335,816        238,909          738,909          281,636          781,636
 11         379,305        265,540          765,540          315,141          815,141
 12         424,970        292,519          792,519          349,658          849,658
 13         472,917        319,732          819,732          385,164          885,164
 14         523,262        347,063          847,063          421,706          921,706
 15         576,124        374,400          874,400          459,261          959,261
 16         631,629        401,677          901,677          497,803          997,803
 17         689,909        428,820          928,820          537,382        1,037,382
 18         751,104        455,774          955,774          577,713        1,077,713
 19         815,358        482,466          982,466          618,699        1,118,699
 20         882,825        508,726        1,008,726          660,302        1,160,302
 25       1,274,261        623,064        1,123,064          873,067        1,373,067
 30       1,773,845        676,341        1,176,341        1,078,578        1,578,578

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.183%)
                        -------------------------------------------------------------
                               GUARANTEED*                      CURRENT**
                        -----------------------------   -----------------------------
           PREM            CASH            DEATH           CASH            DEATH
 YR      AT 5.00%          VALUE          BENEFIT          VALUE          BENEFIT
 ---    -----------     -----------     -----------     -----------     -----------
  1     $    26,698     $    22,139     $   522,139     $    24,766     $   524,766
  2          54,732          46,225         546,225          51,954         551,954
  3          84,168          72,374         572,374          81,709         581,709
  4         115,075         100,753         600,753         114,363         614,363
  5         147,528         131,550         631,550         150,141         650,141
  6         181,603         165,001         665,001         189,292         689,292
  7         217,382         201,337         701,337         232,229         732,229
  8         254,950         240,848         740,848         279,276         779,276
  9         294,397         283,824         783,824         330,782         830,782
 10         335,816         330,564         830,564         387,200         887,200
 11         379,305         381,389         881,389         449,033         949,033
 12         424,970         436,601         936,601         516,763       1,016,763
 13         472,917         496,518         996,518         590,922       1,090,922
 14         523,262         561,488       1,061,488         672,171       1,172,171
 15         576,124         631,907       1,131,907         761,165       1,261,165
 16         631,629         708,265       1,208,265         858,625       1,358,625
 17         689,909         791,092       1,291,092         965,421       1,465,421
 18         751,104         881,001       1,381,001       1,082,167       1,582,167
 19         815,358         978,646       1,478,646       1,209,748       1,709,748
 20         882,825       1,084,656       1,584,656       1,349,201       1,849,201
 25       1,274,261       1,762,743       2,262,743       2,265,671       2,765,671
 30       1,773,845       2,765,854       3,265,854       3,691,520       4,191,520

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

           Underlying Funds Through:

           Fidelity Variable Insurance Products Fund
           Fidelity Variable Insurance Products Fund II
           MFS Variable Insurance Trust
           Putnam Variable Trust
           Scudder Variable Life Investment Fund
           T. Rowe Price Equity Series, Inc.
           T. Rowe Price Fixed Income Series, Inc.


            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2000
                                                                           50451
                                                                             Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:


                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income Fund
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Life Investment   Scudder, Kemper Investments
   Fund
   Money Market Portfolio
   International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio


                  The date of this Prospectus is May 1, 2000.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and the Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  43
Definitions..............................................................  44
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies, see "Charges and Deductions--Separate Account Charges."

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets (after fee waiver and reimbursement as applicable) for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                            Management Fees  Other Expenses
                                              (after fee         (after       Total
                                               waiver as    reimbursement as  Annual
                      Fund                    applicable)     applicable)    Expenses
      Fidelity Variable Insurance Products
       Fund
       VIP Growth Portfolio(/1/)                 .58%               .08%       .66%
       VIP Equity-Income Portfolio(/1/)          .48%               .09%       .57%
      Fidelity Variable Insurance Products
       Fund II
       VIP II Index 500 Portfolio(/2/)           .24%               .04%       .28%
       VIP II Contrafund Portfolio(/1/)          .58%               .09%       .67%
      MFS Variable Insurance Trust
       Emerging Growth Series(/3/)               .75%               .09%       .84%
      Putnam Variable Trust
       Putnam VT High Yield Fund                 .65%               .07%       .72%
       Putnam VT New Opportunities Fund          .54%               .05%       .59%
       Putnam VT Income Fund                     .60%               .07%       .67%
       Putnam VT Voyager Fund                    .53%               .04%       .57%
      Scudder Variable Life Investment
       Fund
       Money Market Portfolio                    .37%               .06%       .43%
       International Portfolio                   .85%               .18%      1.03%
      T. Rowe Price Equity Series, Inc.
       New America Growth Portfolio              .85%             (/4/)        .85%
       Personal Strategy Balanced
        Portfolio                                .90%             (/4/)        .90%
      T. Rowe Price Income Series, Inc.
       Limited-Term Bond Portfolio               .70%             (/4/)        .70%

  (/1/) A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, through arrangements with certain Funds, or FMR on behalf of certain funds, custodian credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Funds' expenses. Including these reductions, the Funds' management fee, other expenses and total annual expenses were as follows:

      VIP Growth Portfolio                       .58%            .07%         .65%
      VIP Equity-Income Portfolio                .48%            .08%         .56%
      VIP II Contrafund Portfolio                .58%            .07%         .65%

  (/2/) FMR agreed to reimburse a portion of the Index 500 Portfolio expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total annual expenses would have been:

      VIP II Index 500 Portfolio  .24% .11% .35%


  (/3/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions. Had these reductions been taken into account, Total Annual Expenses would have been 0.83% for the Emerging Growth Series.

  (/4/) T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses Fees, rather management fees include operating expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, it had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of the Funds. The Funds are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

   Investment objective: seeks capital appreciation.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. FMR is the manager of the Funds.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

   Investment objective: seeks long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

Putnam Variable Trust

Putnam Variable Trust is an open-end management investment company and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

   Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests in higher-yielding, lower-rated securities commonly referred to as "junk bonds." See the special considerations for and risks associated with investments in these securities described in the Fund prospectus.

  . Putnam VT New Opportunities Fund

   Seeks long-term capital appreciation.

  . Putnam VT Income Fund

   Seeks high current income consistent with capital preservation.

  . Putnam VT Voyager Fund

   Seeks capital appreciation.

Scudder Variable Life Investment Fund

Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the

Policies even though other classes and other Funds may be described in the Prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

   The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share although there can be no assurance that this will be achieved. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

  . International Portfolio

   The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

   The Fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast-growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

  . Personal Strategy Balanced Portfolio

   The Fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income. The Fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

   The Fund seeks a high level of income consistent with moderate fluctuations in principal value.
   The Fund invests primarily in short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See
"Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
      Attained Age       Percentage
      ------------       ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
      Attained Age       Percentage
      ------------       ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy-- Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts Securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual

Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                First Subsequent
      Eligible Employees                                        Year    Years
      ------------------                                        ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group

Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.
Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years (1)
           ----             --------------------------------------------------
 Executive Officers(2)

 Carl H. Anderson(4)       President and Chief Executive Officer since June
                           1986. Vice President, New Ventures, since June 1986,
                           General American Life Insurance Co., St. Louis, Mo.
                           (GenAm).

 Matthew K. Duffy(4)       Vice President and Chief Financial Officer since
                           June 1996. Formerly Director of Accounting,
                           Prudential Insurance Company of America, March
                           1987-- June 1996.

 E. Thomas Hughes, Jr. (4) Treasurer since December 1994. Corporate Actuary and
  General American Life    Treasurer, GenAm since October 1994.
  Insurance Company
  700 Market Street
  St. Louis, MO 63101

 Matthew P. McCauley(4)    Vice President and General Counsel since 1984.
  General American Life    Secretary since August 1981. Vice President and
  Insurance Company        Associate General Counsel, GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

 Craig K. Nordyke(4)       Executive Vice President and Chief Actuary since
                           November 1996. Vice President and Chief Actuary
                           August 1990--November 1996.

 John R. Tremmel           Vice President--Operations and System Development
                           since January 1999. Formerly Chief Operating
                           Officer, ISP Alliance, April 1998--December 1998.
                           Vice President and General Manager of National
                           Operations Centers, Norell Corporation, January
                           1995--March 1998. Senior Vice President, Citicorp
                           Insurance Group, September 1986--December 1995.

 Directors(3)

 Richard A. Liddy          Chairman and Chief Executive Officer, GenAm, since
                           January 2000. Chairman, President, and Chief
                           Executive Officer, GenAm, May 1992--January 2000.

 Warren J. Winer           Executive Vice President--Group, GenAm, since
                           September 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July 1993--August 1995.

 Bernard H. Wolzenski      Executive Vice President--Individual, GenAm, since
                           October 1991.

 A. Greig Woodring         President and CEO, Reinsurance Group of America,
                           Inc., since May 1993, and Executive Vice President--
                           Reinsurance, GenAm, since January 1990.

--------
(1) All positions listed are with the Company unless otherwise indicated.
(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017.
(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors Paragon Life Insurance Company and Policyholders of
 Separate Account B's MultiManager Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1999 and the related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, the T. Rowe Price Equity Series Inc., the T. Rowe Price Fixed Income Series, Inc. and the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1999

                      Scudder Money    Scudder       Fidelity       Fidelity                       Fidelity       Putnam
                         Market     International  Equity Income     Growth     Fidelity Index    Contrafund    High Yield
                        Division      Division       Division       Division     500 Division      Division      Division
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
                          1999          1999           1999           1999           1999            1999          1999
                      ------------- ------------- --------------- ------------- --------------- --------------- ----------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $   541,708    2,978,926      2,808,576      4,947,495      9,960,873       6,664,237     544,465
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........           272          (50)        (1,594)          (233)        (2,137)          1,805        (276)
                       -----------    ---------      ---------      ---------      ---------       ---------     -------
    Total Net
     Assets.........   $   541,980    2,978,876      2,806,982      4,947,262      9,958,736       6,666,042     544,189
                       ===========    =========      =========      =========      =========       =========     =======
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $   541,754    2,977,614      2,805,751      4,945,157      9,954,408       6,663,206     543,947
  Equity of Paragon
   Life Insurance
   Company..........           226        1,262          1,231          2,105          4,328           2,836         242
                       -----------    ---------      ---------      ---------      ---------       ---------     -------
                       $   541,980    2,978,876      2,806,982      4,947,262      9,958,736       6,666,042     544,189
                       ===========    =========      =========      =========      =========       =========     =======
Total Units Held....       480,932      117,600         99,470         71,051         57,495         211,032      38,414
Net Asset Value Per
 Unit...............   $      1.13        25.32          28.21          69.60         173.13           31.57       14.16
Cost of Investments.   $   541,708    2,141,088      2,664,727      3,784,255      7,871,414       5,194,948     583,953
                       ===========    =========      =========      =========      =========       =========     =======
                                     Putnam New     T.R. Price     T.R. Price     T.R. Price
                      Putnam Income Opportunities   New America   Limited-Term  Personal Strat.  MFS Emerging
                        Division      Division    Growth Division Bond Division  Bal. Division  Growth Division
                      ------------- ------------- --------------- ------------- --------------- ---------------
                          1999          1999           1999           1999           1999            1999
                      ------------- ------------- --------------- ------------- --------------- ---------------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....   $ 1,376,135    2,980,187      2,371,545        530,432      2,166,163       5,771,340
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........             2         (570)        (1,361)          (163)          (877)         (1,139)
                       -----------    ---------      ---------      ---------      ---------       ---------
    Total Net
     Assets.........   $ 1,376,137    2,979,617      2,370,184        530,269      2,165,286       5,770,201
                       ===========    =========      =========      =========      =========       =========
Net Assets,
 representing:
  Equity of Contract
   Owners...........   $ 1,375,519    2,978,387      2,369,191        530,031      2,164,409       5,767,900
  Equity of Paragon
   Life Insurance
   Company..........           618        1,230            993            238            877           2,301
                       -----------    ---------      ---------      ---------      ---------       ---------
                       $ 1,376,137    2,979,617      2,370,184        530,269      2,165,286       5,770,201
                       ===========    =========      =========      =========      =========       =========
Total Units Held....        93,853       68,100         84,624         97,853        112,991         155,321
Net Asset Value Per
 Unit...............   $     14.66        43.74          28.00           5.39          19.16           37.14
Cost of Investments.   $ 1,411,684    1,687,209      2,048,739        543,883      2,140,001       3,044,843
                       ===========    =========      =========      =========      =========       =========
                       Putnam
                       Voyager
                      Division
                      ----------
                        1999
                      ----------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....  2,378,749
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........       (279)
                      ----------
    Total Net
     Assets.........  2,378,470
                      ==========
Net Assets,
 representing:
  Equity of Contract
   Owners...........  2,377,468
  Equity of Paragon
   Life Insurance
   Company..........      1,002
                      ----------
                      2,378,470
                      ==========
Total Units Held....     30,147
Net Asset Value Per
 Unit...............      78.87
Cost of Investments.  1,539,013
                      ==========
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).....
  Receivable from
   (payable to)
   Paragon Life
   Insurance
   Company..........
    Total Net
     Assets.........
Net Assets,
 representing:
  Equity of Contract
   Owners...........
  Equity of Paragon
   Life Insurance
   Company..........

Total Units Held....
Net Asset Value Per
 Unit...............
Cost of Investments.

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

                                  Page 1 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                        Scudder Money Market       Scudder International      Fidelity Equity Income
                              Division                   Division                    Division
                     --------------------------  ---------------------------  ------------------------
                        1999     1998    1997      1999      1998     1997     1999     1998     1997
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Investment Income:
 Dividend Income...  $   20,414  10,143   3,261     10,925   16,096        1   30,539   14,639     --
Expenses:
 Mortality and
 Expense Charge....       3,042   1,460     455     14,321    8,335    2,631   18,098   10,564   2,552
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Investment
 Income (Expense)..      17,372   8,683   2,806     (3,396)   7,761   (2,630)  12,441    4,075  (2,552)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....         --              --     154,037  105,862      --    67,508   52,096     --
 Proceeds from
 Sales.............     455,692  51,234 289,611    386,233  102,947  173,610  416,382  124,813  38,007
 Cost of
 Investments Sold..     455,692  51,234 289,611    372,342  106,571  177,689  390,205  119,169  36,223
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Realized
   Gain (Loss) on
   Investments.....         --      --      --     167,928  102,238   (4,079)  93,685   57,740   1,784
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.         --      --      --      27,148  (25,879)     --   141,690   56,580     --
 Unrealized
 Gain(Loss) End of
 Year..............         --      --      --     837,838   27,148  (25,879) 143,849  141,690  56,580
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments.......         --      --      --     810,690   53,027  (25,879)   2,159   85,110  56,580
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Gain(Loss)
   on Investments..         --      --      --     978,618  155,265  (29,958)  95,844  142,850  58,364
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $   17,372   8,683   2,806    975,222  163,026  (32,588) 108,285  146,925  55,812
                     ========== ======= =======  =========  =======  =======  =======  =======  ======
                         Fidelity Index 500         Fidelity Contrafund         Putnam High Yield
                              Division                   Division                    Division
                     --------------------------  ---------------------------  ------------------------
                        1999     1998    1997      1999      1998     1997     1999     1998     1997
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Investment Income:
 Dividend Income...  $   59,680  27,845     --      15,792   10,800      --    42,401   17,896     277
Expenses:
 Mortality and
 Expense Charge....      53,104  23,600   6,310     33,475   15,117    4,049    3,311    1,965     775
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Investment
 Income (Expense)..       6,576   4,245  (6,310)   (17,683)  (4,317)  (4,049)  39,090   15,931    (498)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....      26,892  64,495     --     115,805   79,460      --       --     2,808      32
 Proceeds from
 Sales.............     598,077 172,866 153,926    537,241  103,003   45,697   63,617   57,532  22,023
 Cost of
 Investments Sold..     490,860 152,050 146,855    445,480   94,211   42,658   70,444   53,897  20,837
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Realized
   Gain (Loss) on
   Investments.....     134,109  85,311   7,071    207,566   88,252    3,039   (6,827)   6,443   1,218
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.     867,561 158,189     --     576,541   83,162      --   (29,078)  14,350     --
 Unrealized
 Gain(Loss) End of
 Year..............   2,089,459 867,561 158,189  1,469,289  576,541   83,162  (39,488) (29,078) 14,350
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments.......   1,221,898 709,372 158,189    892,748  493,379   83,162  (10,410) (43,428) 14,350
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
   Net Gain(Loss)
   on Investments..   1,356,007 794,683 165,260  1,100,314  581,631   86,201  (17,237) (36,985) 15,568
                     ---------- ------- -------  ---------  -------  -------  -------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  $1,362,583 798,928 158,950  1,082,631  577,314   82,152   21,853  (21,054) 15,070
                     ========== ======= =======  =========  =======  =======  =======  =======  ======
                         Fidelity Growth
                             Division
                     ---------------------------
                       1999      1998     1997
                     ---------- -------- -------
Investment Income:
 Dividend Income...     71,157    3,814     --
Expenses:
 Mortality and
 Expense Charge....     22,207    7,802   1,885
                     ---------- -------- -------
 Net Investment
 Income (Expense)..     48,950   (3,988) (1,885)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....    134,264   99,760     --
 Proceeds from
 Sales.............    207,171   74,918  26,952
 Cost of
 Investments Sold..    181,132   70,769  25,580
                     ---------- -------- -------
   Net Realized
   Gain (Loss) on
   Investments.....    160,303  103,909   1,372
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.    296,448   30,076     --
 Unrealized
 Gain(Loss) End of
 Year..............  1,163,240  296,448  30,076
                     ---------- -------- -------
 Net Unrealized
 Gain(Loss) on
 Investments.......    866,792  266,372  30,076
                     ---------- -------- -------
   Net Gain(Loss)
   on Investments..  1,027,095  370,281  31,448
                     ---------- -------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........  1,076,045  366,293  29,563
                     ========== ======== =======
                          Putnam Voyager
                             Division
                     ---------------------------
                       1999      1998     1997
                     ---------- -------- -------
Investment Income:
 Dividend Income...      1,294    1,303      32
Expenses:
 Mortality and
 Expense Charge....     10,881    4,710   1,503
                     ---------- -------- -------
 Net Investment
 Income (Expense)..     (9,587)  (3,407) (1,471)
Net Realized Gain
on Investments
 Realized Gain from
 Distributions.....    103,773   31,790     692
 Proceeds from
 Sales.............    220,253   72,208  39,294
 Cost of
 Investments Sold..    182,126   63,834  36,437
                     ---------- -------- -------
   Net Realized
   Gain (Loss) on
   Investments.....    141,900   40,164   3,549
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year.    159,171   46,424     --
 Unrealized
 Gain(Loss) End of
 Year..............    839,736  159,171  46,424
                     ---------- -------- -------
 Net Unrealized
 Gain(Loss) on
 Investments.......    680,565  112,748  46,424
                     ---------- -------- -------
   Net Gain(Loss)
   on Investments..    822,465  152,912  49,973
                     ---------- -------- -------
Increase (Decrease)
in Net Assets
Resulting from
Operations.........    812,878  149,505  48,502
                     ========== ======== =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

                                  Page 2 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                              Putnam                     Putnam                   T.R. Price              T.R. Price
                              Income               New Opportunities             New America           Limited-Term Bond
                             Division                   Division               Growth Division             Division
                      ------------------------  --------------------------  ------------------------  --------------------
                        1999     1998   1997      1999      1998     1997    1999     1998     1997    1999    1998  1997
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
Investment Income:
 Dividend Income....  $ 48,830  24,286      24        --       --      --       --       --      --    18,708  3,964 1,148
Expenses:
 Mortality and
 Expense Charge.....     7,593   3,672   1,336     12,257    5,408   1,771   13,731    8,308   2,619    2,466    521   141
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
 Net Investment
 Income (Expense)...    41,237  20,614  (1,312)   (12,257)  (5,408) (1,771) (13,731)  (8,308) (2,619)  16,242  3,443 1,007
Net Realized Gain on
Investments
 Realized Gain from
 Distributions......     4,295     632     --      17,711    8,780     --   130,662   29,621   1,910      --     201   --
 Proceeds from
 Sales..............    50,661   9,892  13,191    160,862   88,851  21,590  318,715   64,424  25,684   25,275  5,557 3,027
 Cost of Investments
 Sold...............    51,645   9,414  12,846    127,758   75,941  19,924  266,456   56,227  24,158   25,631  5,494 2,981
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
   Net Realized Gain
   (Loss) on
   Investments......     3,311   1,110     345     50,815   21,690   1,666  182,921   37,818   3,436     (356)   264    46
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year..    38,849  20,067     --     220,882   58,379     --   249,666   74,143     --     1,054    348   --
 Unrealized
 Gain(Loss) End of
 Year...............   (35,549) 38,849  20,067  1,292,978  220,882  58,379  322,806  249,666  74,143  (13,451) 1,054   348
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
 Net Unrealized
 Gain(Loss) on
 Investments........   (74,398) 18,782  20,067  1,072,096  162,503  58,379   73,140  175,523  74,143  (14,505)   706   348
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
   Net Gain(Loss) on
   Investments......   (71,087) 19,892  20,412  1,122,911  184,193  60,045  256,061  213,341  77,579  (14,861)   970   394
                      --------  ------ -------  ---------  -------  ------  -------  -------  ------  -------  ----- -----
Increase (Decrease)
in Net Assets
Resulting from
Operations..........  $(29,850) 40,506  19,100  1,110,654  178,785  58,274  242,330  205,033  74,960    1,381  4,413 1,401
                      ========  ====== =======  =========  =======  ======  =======  =======  ======  =======  ===== =====
                            T.R. Price                    MFS
                             Personal                   Emerging
                       Strat. Bal. Division         Growth Division
                      ------------------------  --------------------------
                        1999     1998   1997      1999      1998     1997
                      --------  ------ -------  ---------  -------  ------
Investment Income:
 Dividend Income....  $ 52,237  22,815   8,442        --     7,893     --
Expenses:
 Mortality and
 Expense Charge.....    11,512   5,220   1,615     22,579    9,802   3,269
                      --------  ------ -------  ---------  -------  ------
 Net Investment
 Income (Expense)...    40,725  17,595   6,827    (22,579)  (1,909) (3,269)
Net Realized Gain on
Investments
 Realized Gain from
 Distributions......   100,774  32,671   7,070        --     2,818     --
 Proceeds from
 Sales..............   494,695  81,578 128,464    292,638  104,262  85,782
 Cost of Investments
 Sold...............   483,517  77,738 125,119    222,677   91,161  80,415
                      --------  ------ -------  ---------  -------  ------
   Net Realized Gain
   (Loss) on
   Investments......   111,952  36,511  10,415     69,961   15,919   5,367
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized
 Gain(Loss)
 Beginning of Year..    48,761  10,497     --     467,020   68,906     --
 Unrealized
 Gain(Loss) End of
 Year...............    26,162  48,761  10,497  2,726,497  467,020  68,906
                      --------  ------ -------  ---------  -------  ------
 Net Unrealized
 Gain(Loss) on
 Investments........   (22,599) 38,264  10,497  2,259,477  398,114  68,906
                      --------  ------ -------  ---------  -------  ------
   Net Gain(Loss) on
   Investments......    89,353  74,775  20,912  2,329,438  414,033  74,273
                      --------  ------ -------  ---------  -------  ------
Increase (Decrease)
in Net Assets
Resulting from
Operations..........  $130,078  92,370  27,739  2,306,859  412,124  71,004
                      ========  ====== =======  =========  =======  ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 1 of 2

 For the Years Ended December 31, 1999, 1998 and the Period from February 26,
                     1997 (Inception) to December 31, 1997

                                                                                              Fidelity
                               Scudder                         Scudder                         Equity
                             Money Market                   International                      Income
                               Division                       Division                        Division
                    ------------------------------  -------------------------------  -----------------------------
                       1999      1998      1997       1999       1998       1997       1999       1998      1997
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).. $   17,372     8,683     2,806     (3,396)     7,761     (2,630)    12,441      4,075   (2,552)
 Net Realized Gain
 (Loss) on
 Investments.......        --        --        --     167,928    102,238     (4,079)    93,685     57,740    1,784
 Net Unrealized
 Gain (Loss) on
 Investments.......        --        --        --     810,690     53,027    (25,879)     2,159     85,110   56,580
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...     17,372     8,683     2,806    975,222    163,026    (32,588)   108,285    146,925   55,812
 Net Deposits into
 Separate Account..    245,044   145,966   122,109    582,890    502,178    788,148    811,876    780,846  903,238
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
   Increase in Net
   Assets..........    262,416   154,649   124,915  1,558,112    665,204    755,560    920,161    927,771  959,050
Net Assets,
Beginning of Year..    279,564   124,915       --   1,420,764    755,560        --   1,886,821    959,050      --
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year............... $  541,980   279,564   124,915  2,978,876  1,420,764    755,560  2,806,982  1,886,821  959,050
                    ========== ========= =========  =========  =========  =========  =========  =========  =======
                          Fidelity Index 500             Fidelity Contrafund              Putnam High Yield
                               Division                       Division                        Division
                    ------------------------------  -------------------------------  -----------------------------
                       1999      1998      1997       1999       1998       1997       1999       1998      1997
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).. $    6,576     4,245    (6,310)   (17,683)    (4,317)    (4,049)    39,090     15,931     (498)
 Net Realized Gain
 (Loss) on
 Investments.......    134,109    85,311     7,071    207,566     88,252      3,039     (6,827)     6,443    1,218
 Net Unrealized
 Gain (Loss) on
 Investments.......  1,221,898   709,372   158,189    892,748    493,379     83,162    (10,410)   (43,428)  14,350
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...  1,362,583   798,928   158,950  1,082,631    577,314     82,152     21,853    (21,054)  15,070
 Net Deposits into
 Separate Account..  4,030,169 1,595,868 2,012,238  2,585,342    996,842  1,341,761    196,219    125,158  206,943
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
   Increase in Net
   Assets..........  5,392,752 2,394,796 2,171,188  3,667,973  1,574,156  1,423,913    218,072    104,104  222,013
Net Assets,
Beginning of Year..  4,565,984 2,171,188       --   2,998,069  1,423,913        --     326,117    222,013      --
                    ---------- --------- ---------  ---------  ---------  ---------  ---------  ---------  -------
Net Assets, End of
Year............... $9,958,736 4,565,984 2,171,188  6,666,042  2,998,069  1,423,913    544,189    326,117  222,013
                    ========== ========= =========  =========  =========  =========  =========  =========  =======
                          Fidelity Growth
                             Division
                    ------------------------------
                      1999       1998      1997
                    ---------- ---------- --------
Operations:
 Net Investment
 Income (Expense)..    48,950     (3,988)  (1,885)
 Net Realized Gain
 (Loss) on
 Investments.......   160,303    103,909    1,372
 Net Unrealized
 Gain (Loss) on
 Investments.......   866,792    266,372   30,076
                    ---------- ---------- --------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations... 1,076,045    366,293   29,563
 Net Deposits into
 Separate Account.. 2,274,602    542,595  658,164
                    ---------- ---------- --------
   Increase in Net
   Assets.......... 3,350,647    908,888  687,727
Net Assets,
Beginning of Year.. 1,596,615    687,727      --
                    ---------- ---------- --------
Net Assets, End of
Year............... 4,947,262  1,596,615  687,727
                    ========== ========== ========
                          Putnam Voyager
                             Division
                    ------------------------------
                      1999       1998      1997
                    ---------- ---------- --------
Operations:
 Net Investment
 Income (Expense)..    (9,587)    (3,407)  (1,471)
 Net Realized Gain
 (Loss) on
 Investments.......   141,900     40,164    3,549
 Net Unrealized
 Gain (Loss) on
 Investments.......   680,565    112,748   46,424
                    ---------- ---------- --------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...   812,878    149,505   48,502
 Net Deposits into
 Separate Account..   649,592    317,314  400,679
                    ---------- ---------- --------
   Increase in Net
   Assets.......... 1,462,470    466,819  449,181
Net Assets,
Beginning of Year..   916,000    449,181      --
                    ---------- ---------- --------
Net Assets, End of
Year............... 2,378,470    916,000  449,181
                    ========== ========== ========

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 2 of 2

  For the Years Ended December 31, 1999, 1998 and the period from February 26,
                     1997 (inception) to December 31, 1997

                                                  Putnam New Opportunities        T.R. Price New America
                      Putnam Income Division              Division                    Growth Division
                    ---------------------------  -----------------------------  -----------------------------
                       1999      1998    1997      1999       1998      1997      1999       1998      1997
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).  $   41,237   20,614  (1,312)   (12,257)    (5,408)  (1,771)   (13,731)    (8,308)  (2,619)
 Net Realized Gain
 (Loss) on
 Investments......       3,311    1,110     345     50,815     21,690    1,666    182,921     37,818    3,436
 Net Unrealized
 Gain (Loss) on
 Investments......     (74,398)  18,782  20,067  1,072,096    162,503   58,379     73,140    175,523   74,143
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     (29,850)  40,506  19,100  1,110,654    178,785   58,274    242,330    205,033   74,960
 Net Deposits into
 Separate Account.     797,051  176,598 372,732    791,294    359,780  480,830    582,656    514,647  750,558
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
  Increase in Net
  Assets..........     767,201  217,104 391,832  1,901,948    538,565  539,104    824,986    719,680  825,518
Net Assets,
Beginning of Year.     608,936  391,832     --   1,077,669    539,104      --   1,545,198    825,518      --
                    ----------  ------- -------  ---------  ---------  -------  ---------  ---------  -------
Net Assets, End of
Year..............  $1,376,137  608,936 391,832  2,979,617  1,077,669  539,104  2,370,184  1,545,198  825,518
                    ==========  ======= =======  =========  =========  =======  =========  =========  =======
                    T.R. Price Personal Strat.       MFS Emerging Growth
                          Bal. Division                   Division
                    ---------------------------  -----------------------------
                       1999      1998    1997      1999       1998      1997
                    ----------  ------- -------  ---------  ---------  -------
Operations:
 Net Investment
 Income (Expense).  $   40,725   17,595   6,827    (22,579)    (1,909)  (3,269)
 Net Realized Gain
 (Loss) on
 Investments......     111,952   36,511  10,415     69,961     15,919    5,367
 Net Unrealized
 Gain (Loss) on
 Investments......     (22,599)  38,264  10,497  2,259,477    398,114   68,906
                    ----------  ------- -------  ---------  ---------  -------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..     130,078   92,370  27,739  2,306,859    412,124   71,004
 Net Deposits into
 Separate Account.   1,062,037  377,161 475,901  1,526,112    582,487  871,615
                    ----------  ------- -------  ---------  ---------  -------
  Increase in Net
  Assets..........   1,192,115  469,531 503,640  3,832,971    994,611  942,619
Net Assets,
Beginning of Year.     973,171  503,640     --   1,937,230    942,619      --
                    ----------  ------- -------  ---------  ---------  -------
Net Assets, End of
Year..............  $2,165,286  973,171 503,640  5,770,201  1,937,230  942,619
                    ==========  ======= =======  =========  =========  =======
                     T.R. Price Limited-
                      Term Bond Division
                    -----------------------
                     1999     1998    1997
                    -------- ------- ------
Operations:
 Net Investment
 Income (Expense).   16,242    3,443  1,007
 Net Realized Gain
 (Loss) on
 Investments......     (356)     264     46
 Net Unrealized
 Gain (Loss) on
 Investments......  (14,505)     706    348
                    -------- ------- ------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..    1,381    4,413  1,401
 Net Deposits into
 Separate Account.  419,557   62,044 41,473
                    -------- ------- ------
  Increase in Net
  Assets..........  420,938   66,457 42,874
Net Assets,
Beginning of Year.  109,331   42,874    --
                    -------- ------- ------
Net Assets, End of
Year..............  530,269  109,331 42,874
                    ======== ======= ======
Operations:
 Net Investment
 Income (Expense).
 Net Realized Gain
 (Loss) on
 Investments......
 Net Unrealized
 Gain (Loss) on
 Investments......
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations..
 Net Deposits into
 Separate Account.
  Increase in Net
  Assets..........
Net Assets,
Beginning of Year.
Net Assets, End of
Year..............

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity
VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T. Rowe Price Equity Series, Inc. (TR Price I),
T. Rowe Price Fixed Income Series, Inc. (TR Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced and MFS Emerging Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIPI, Fidelity VIPII, Putnam, TR Price I, TR Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0020471% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4 -- Purchases and Sales

  For the Years Ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust

                                                         Scudder
                          Scudder Money               International           Fidelity Equity           Fidelity Growth
                         Market Division                Division              Income Division              Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $   698,371   194,773   411,282 955,621 596,570 958,562 1,217,400 889,293 938,848 2,462,102 607,056 683,583
Sales........... $   455,692    51,234   289,611 386,233 102,947 173,610   416,382 124,813  38,007   207,171  74,918  26,952
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= =======
                       Fidelity Contrafund             Putnam High            Putnam Voyager             Putnam Income
                            Division                 Yield Division              Division                  Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $ 3,091,892 1,080,030 1,383,519 257,628 180,347 227,743   860,525 383,609 438,392   841,873 180,773 384,876
Sales........... $   537,241   103,003    45,697  63,617  57,532  22,023   220,253  72,208  39,294    50,661   9,892  13,191
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= =======
                         T.R. Price New                                     T.R. Price Personal
                         America Growth            T.R. Price Limited-       Strategy Balanced           MFS Emerging
                            Division               Term Bond Division            Division               Growth Division
                 ------------------------------- ----------------------- ------------------------- -------------------------
                    1999       1998      1997     1999    1998    1997     1999     1998    1997     1999     1998    1997
                 ----------- --------- --------- ------- ------- ------- --------- ------- ------- --------- ------- -------
Purchases....... $   896,759   564,498   772,129 444,973  64,606  44,390 1,548,177 454,551 599,637 1,801,453 673,884 952,779
Sales........... $   318,715    64,424    25,684  25,275   5,557   3,027   494,695  81,578 128,464   292,638 104,262  85,782
                 =========== ========= ========= ======= ======= ======= ========= ======= ======= ========= ======= -------
                      Fidelity Index 500
                           Division
                 -----------------------------
                   1999      1998      1997
                 --------- --------- ---------
Purchases....... 4,588,369 1,735,116 2,158,781
Sales...........   598,077   172,866   153,926
                 ========= ========= =========
                          Putnam New
                         Opportunities
                           Division
                 -----------------------------
                   1999      1998      1997
                 --------- --------- ---------
Purchases.......   941,211   442,543   500,587
Sales...........   160,862    88,851    21,590
                 ========= ========= =========
Purchases.......
Sales...........

                                                 Scudder          Fidelity Equity          Fidelity
                       Scudder Money          International            Income               Growth           Fidelity Index
                      Market Division           Division              Division             Division          500  Division
                  ----------------------- --------------------- -------------------- -------------------- --------------------
                   1999    1998    1997    1999    1998   1997   1999   1998   1997   1999   1998   1997   1999   1998   1997
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units
 Deposits........ 634,186 185,432 406,623  52,999 38,766 65,985 43,661 35,673 41,371 43,315 14,418 19,373 29,736 13,795 20,471
 Withdrawals..... 411,882  47,582 285,844  21,472  6,564 12,114 14,773  4,810  1,652  3,554  1,748    753  3,781  1,322  1,404
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units............ 222,304 137,849 120,779  31,527 32,202 53,871 28,888 30,863 39,719 39,761 12,670 18,620 25,955 12,473 19,067
Outstanding
Units,
 Beginning of
 Year............ 258,628 120,779     --   86,073 53,871    --  70,582 39,719    --  31,290 18,620    --  31,540 19,067    --
                  ------- ------- ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding
Units,
 End of Year..... 480,932 258,628 120,779 117,600 86,073 53,871 99,470 70,582 39,719 71,051 31,290 18,620 57,495 31,540 19,067
                  ======= ======= ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

Note 5 -- Accumulation of Unit Activity
  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997:

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity (continued)
  The following is a reconciliation of the accumulation of unit activity for the Year ended December 31, 1998 and the period from February 26, 1997 (Inception) to December 31, 1997:

                                                                                                             Putnam New
                   Fidelity Contrafund    Putnam High Yield      Putnam Voyager       Putnam Income        Opportunities
                         Division              Division             Division             Division             Division
                  ---------------------- -------------------- -------------------- -------------------- --------------------
                   1999    1998    1997   1999   1998   1997   1999   1998   1997   1999   1998   1997   1999   1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units
 Deposits........ 112,850  50,010 74,108 18,391 13,125 16,908 15,394  9,055 12,048 57,047 12,927 28,842 31,975 20,017 26,662
 Withdrawals.....  18,908   4,628  2,401  4,597  3,862  1,551  3,728  1,599  1,023  3,431    600    932  5,647  3,804  1,103
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in
Units............  93,942  45,383 71,707 13,794  9,263 15,357 11,666  7,456 11,025 53,616 12,327 27,910 26,328 16,213 25,559
Outstanding
Units, Beginning
of Year.......... 117,090  71,707    --  24,620 15,357    --  18,481 11,025    --  40,237 27,910    --  41,772 25,559    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding
Units, End of
Year............. 211,032 117,090 71,707 38,414 24,620 15,357 30,147 18,481 11,025 93,853 40,237 27,910 68,100 41,772 25,559
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998 and the period from February 26, 1997 (inception) to December 31, 1997:


                            T.R. Price New
                            America Growth    T.R. Price Limited-  T.R. Price Personal   MFS Emerging Growth
                               Division       Term Bond Division  Strat. Bal. Division        Division
                         -------------------- ------------------- --------------------- ---------------------
                          1999   1998   1997   1999   1998  1997   1999    1998   1997   1999    1998   1997
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Net Increase in Units
 Deposits............... 35,123 25,749 40,110 82,401 12,759 8,977  84,895 27,507 40,523  75,477 38,091 64,495
 Withdrawals............ 12,250  2,811  1,297  4,655  1,025   604  26,535  4,947  8,452  11,671  5,702  5,369
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Net Increase in Units... 22,873 22,938 38,813 77,746 11,734 8,373  58,360 22,560 32,071  63,806 32,389 59,126
Outstanding Units,
Beginning of Year....... 61,751 38,813    --  20,107  8,373   --   54,631 32,071    --   91,515 59,126    --
                         ------ ------ ------ ------ ------ ----- ------- ------ ------ ------- ------ ------
Outstanding Units, End
of Year................. 84,624 61,751 38,813 97,853 20,107 8,373 112,991 54,631 32,071 155,321 91,515 59,126
                         ====== ====== ====== ====== ====== ===== ======= ====== ====== ======= ====== ======

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and for the period from February 26, 1997 (inception) to December 31, 1997.

                                                          Scudder International            Fideliy Equity Income
                    Scudder Money Market Division               Division                         Division
                    --------------------------------  -------------------------------  -------------------------------
                       1999       1998       1997       1999       1998       1997       1999       1998       1997
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $  744,650    454,499    572,646    859,804    722,702    806,785  1,583,555  1,044,412  1,039,412
Surrenders and
Withdrawals........    (67,368)    (4,278)       (74)   (90,393)   (20,489)       (72)  (127,451)   (56,750)   (14,044)
Transfers Between
Funds and General
Account............      2,545     17,780   (206,826)    (6,036)   (59,542)    66,433   (251,955)    63,313     20,328
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......    679,827    468,001    365,746    763,375    642,671    873,146  1,204,149  1,050,975  1,045,696
Deductions:
 Premium Expense
 Charges...........     20,523     12,204     16,024     23,697     19,405     22,575     43,644     28,044     29,085
 Monthly Expense
 Charges...........     20,640     17,632      4,660      7,812      6,891      6,565     17,370     13,776      8,458
 Cost of Insurance
 and Optional
 Benefits..........    393,620    292,199    222,953    148,976    114,197     55,858    331,259    228,309    104,915
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       434,783    322,035    243,637    180,485    140,493     84,998    392,273    270,129    142,458
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits from
Policyholders...... $  245,044    145,966    122,109    582,890    502,178    788,148    811,876    780,846    903,238
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                     Fidelity Index 500 Division      Fidelity Contrafund Division      Putnam High Yield Division
                    --------------------------------  -------------------------------  -------------------------------
                       1999       1998       1997       1999       1998       1997       1999       1998       1997
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Gross
Deposits........... $5,793,752  2,259,997  2,274,729  3,747,692  1,429,506  1,858,957    353,898    241,285    263,896
Surrenders and
Withdrawals........   (420,055)   (84,913)   (15,614)  (411,457)   (55,117)    (2,130)   (22,356)    (7,840)    (7,735)
Transfers Between
Funds and General
Account............     68,815     61,916     76,287    (15,777)   (16,713)  (283,887)   (38,545)   (41,786)    (1,230)
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  5,442,512  2,237,000  2,335,402  3,320,458  1,357,676  1,572,940    292,997    191,659    254,931
Deductions:
 Premium Expense
 Charges...........    159,679     60,684     63,651    103,288     38,384     52,017      9,754      6,479      7,384
 Monthly Expense
 Charges...........     62,412     33,032     18,511     31,480     18,350     15,127      4,336      3,416      2,147
 Cost of Insurance
 and Optional
 Benefits..........  1,190,253    547,416    241,002    600,348    304,100    164,035     82,688     56,606     38,457
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     1,412,344    641,132    323,164    735,116    360,834    231,179     96,778     66,501     47,988
                    ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Deposits from
Policyholders...... $4,030,168  1,595,868  2,012,238  2,585,342    996,842  1,341,761    196,219    125,158    206,943
                    ==========  =========  =========  =========  =========  =========  =========  =========  =========
                    Fidelity Growth Division
                    ----------------------------
                      1999      1998     1997
                    ---------- -------- --------
Total Gross
Deposits........... 2,956,035  828,226  756,226
Surrenders and
Withdrawals........  (132,900) (61,120)  (2,270)
Transfers Between
Funds and General
Account............   129,655    1,791  (56,593)
                    ---------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers....... 2,952,790  768,897  697,363
Deductions:
 Premium Expense
 Charges...........    81,470   22,239   21,161
 Monthly Expense
 Charges...........    29,730   11,613    6,154
 Cost of Insurance
 and Optional
 Benefits..........   566,988  192,450   11,884
                    ---------- -------- --------
                      678,188  226,302   39,199
                    ---------- -------- --------
Net Deposits from
Policyholders...... 2,274,602  542,595  658,164
                    ========== ======== ========
                     Putnam Voyager Division
                    ----------------------------
                      1999      1998     1997
                    ---------- -------- --------
Total Gross
Deposits........... 1,105,508  507,398  454,188
Surrenders and
Withdrawals........  (164,260) (26,810) (14,199)
Transfers Between
Funds and General
Account............   (22,810)  (8,874)  48,745
                    ---------- -------- --------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......   918,438  471,714  488,734
Deductions:
 Premium Expense
 Charges...........    30,468   13,624   12,709
 Monthly Expense
 Charges...........    11,878    8,011    3,696
 Cost of Insurance
 and Optional
 Benefits..........   226,500  132,765   71,650
                    ---------- -------- --------
                      268,846  154,400   88,055
                    ---------- -------- --------
Net Deposits from
Policyholders......   649,592  317,314  400,679
                    ========== ======== ========

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account (continued)

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1999, 1998 and for the period from February 26, 1997 (inception) to December 31, 1997.

                                                   Putnam New Opportunities       T.R. Price New America
                      Putnam Income Division               Division                   Growth Division
                    ----------------------------  -----------------------------  ---------------------------
                       1999      1998     1997      1999      1998      1997       1999      1998     1997
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
Total Gross
Deposits........... $  981,178  240,997  269,041  1,067,229  588,576    597,955  1,065,174  733,553  809,931
Surrenders and
Withdrawals........    (20,921)  (1,926)      (1)   (59,380) (13,945)      (214)   (79,000) (27,696)  (1,562)
Transfers Between
Funds and General
Account............     20,905    5,082  150,618     33,779  (54,349)     8,343   (100,173)  20,602   81,731
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......    981,162  244,153  419,658  1,041,628  520,282    606,084    886,001  726,459  890,100
Deductions:
 Premium Expense
 Charges...........     27,042    6,471    7,528     29,413   15,804     16,732     29,357   19,697   22,663
 Monthly Expense
 Charges...........      7,825    3,476    2,189     11,006    8,234      4,866     13,651   10,933    6,591
 Cost of Insurance
 and Optional
 Benefits..........    149,244   57,608   37,209    209,915  136,464    103,656    260,337  181,182  110,288
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
                       184,111   67,555   46,926    250,334  160,502    125,254    303,345  211,812  139,542
                    ----------  -------  -------  ---------  -------  ---------  ---------  -------  -------
Net Deposits from
Policyholders...... $  797,051  176,598  372,732    791,294  359,780    480,830    582,656  514,647  750,558
                    ==========  =======  =======  =========  =======  =========  =========  =======  =======
                    T.R. Price Personal Strat.        MFS Emerging Growth
                          Bal. Division                    Division
                    ----------------------------  -----------------------------
                       1999      1998     1997      1999      1998      1997
                    ----------  -------  -------  ---------  -------  ---------
Total Gross
Deposits........... $1,651,162  537,081  617,298  2,141,360  906,166    937,102
Surrenders and
Withdrawals........   (201,604) (25,095) (12,595)  (137,188) (29,602)    (1,608)
Transfers Between
Funds and General
Account............    (51,312)  13,297  (42,168)   (25,838) (60,221)    80,406
                    ----------  -------  -------  ---------  -------  ---------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  1,398,246  525,283  562,535  1,978,334  816,343  1,015,900
Deductions:
 Premium Expense
 Charges...........     45,507   14,421   17,273     59,017   24,324     26,222
 Monthly Expense
 Charges...........     14,483    7,609    5,023     19,591   11,924      7,626
 Cost of Insurance
 and Optional
 Benefits..........    276,219  126,092   64,338    373,614  197,608    110,437
                    ----------  -------  -------  ---------  -------  ---------
                       336,209  148,122   86,634    452,222  233,856    144,285
                    ----------  -------  -------  ---------  -------  ---------
Net Deposits from
Policyholders...... $1,062,037  377,161  475,901  1,526,112  582,487    871,615
                    ==========  =======  =======  =========  =======  =========
                     T.R. Price Limited
                     Term Bond Division
                    -----------------------
                     1999     1998    1997
                    -------- ------- ------
Total Gross
Deposits........... 471,331  79,889  43,399
Surrenders and
Withdrawals........  (5,509)   (145)    --
Transfers Between
Funds and General
Account............  44,830    (854)  4,089
                    -------- ------- ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers....... 510,652  78,890  47,488
Deductions:
 Premium Expense
 Charges...........  12,990   2,145   1,214
 Monthly Expense
 Charges...........   3,891     837     353
 Cost of Insurance
 and Optional
 Benefits..........  74,214  13,864   4,448
                    -------- ------- ------
                     91,095  16,846   6,015
                    -------- ------- ------
Net Deposits from
Policyholders...... 419,557  62,044  41,473
                    ======== ======= ======
Total Gross
Deposits...........
Surrenders and
Withdrawals........
Transfers Between
Funds and General
Account............
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......
Deductions:
 Premium Expense
 Charges...........
 Monthly Expense
 Charges...........
 Cost of Insurance
 and Optional
 Benefits..........

Net Deposits from
Policyholders......

                           PARAGON SEPARATE ACCOUNT B

Note 7--Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                  Number
                                                    of      Market
                                                  Shares    Value       Cost
                                                  ------- ---------- ----------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division.................. 541,708 $  541,708 $  541,708
  Scudder International Division................. 146,457 $2,978,926 $2,141,088
Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division................ 109,241 $2,808,576 $2,664,727
  Fidelity Growth Division.......................  90,069 $4,947,495 $3,784,255
Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division....................  59,500 $9,960,873 $7,871,414
  Fidelity Contrafund Division................... 228,619 $6,664,237 $5,194,948
Putnam Variable Trust:
  Putnam High Yield Division.....................  49,095 $  544,465 $  583,953
  Putnam Voyager Division........................  35,906 $2,378,749 $1,539,013
  Putnam Income Division......................... 109,915 $1,376,135 $1,411,684
  Putnam New Opportunities Division..............  68,447 $2,980,187 $1,687,209
T.Rowe Price Fixed Income Series, Inc.:
  T.R. Price New America Growth Division.........  90,586 $2,371,545 $2,048,739
  T.R. Price Limited Term Bond Division.......... 110,737 $  530,432 $  543,883
  T.R. Price Personal Strategy Balanced.......... 135,385 $2,166,163 $2,140,001
MFS Variable Insurance Trust:
  MFS Emerging Growth Division................... 152,118 $5,771,340 $3,044,843



                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1999) of .674%. These charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have also totaled an average of .674%. See the respective Fund prospectus for details. After deduction for these amounts, with reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.574%, 4.426% and 10.426%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at-
                                                  1.574%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,048           $500,000           $ 5,009           $500,000
  2          12,630             5,895            500,000             9,912            500,000
  3          19,423             8,497            500,000            14,682            500,000
  4          26,555            10,847            500,000            19,265            500,000
  5          34,045            12,920            500,000            23,665            500,000
  6          41,908            14,699            500,000            27,943            500,000
  7          50,165            16,152            500,000            32,047            500,000
  8          58,834            17,239            500,000            35,980            500,000
  9          67,937            17,923            500,000            39,747            500,000
 10          77,496            18,173            500,000            43,347            500,000
 11          87,532            17,980            500,000            46,676            500,000
 12          98,070            17,312            500,000            49,852            500,000
 13         109,134            16,162            500,000            52,821            500,000
 14         120,752            14,501            500,000            55,476            500,000
 15         132,951            12,274            500,000            57,876            500,000
 16         145,760             9,416            500,000            60,033            500,000
 17         159,209             5,814            500,000            61,892            500,000
 18         173,331             1,329            500,000            63,402            500,000
 19         188,159                 0                  0            64,625            500,000
 20         203,728                 0                  0            65,452            500,000
 25         294,060                 0                  0            61,759            500,000
 30         409,348                 0                  0            35,249            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                  4.426%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $ 6,161            $ 3,148           $500,000           $ 5,173           $500,000
  2         12,630              6,278            500,000            10,547            500,000
  3         19,423              9,342            500,000            16,102            500,000
  4         26,555             12,328            500,000            21,789            500,000
  5         34,045             15,204            500,000            27,617            500,000
  6         41,908             17,946            500,000            33,653            500,000
  7         50,165             20,512            500,000            39,852            500,000
  8         58,834             22,851            500,000            46,224            500,000
  9         67,937             24,912            500,000            52,781            500,000
 10         77,496             26,650            500,000            59,529            500,000
 11         87,532             28,037            500,000            66,375            500,000
 12         98,070             29,023            500,000            73,441            500,000
 13        109,134             29,579            500,000            80,684            500,000
 14        120,752             29,653            500,000            88,012            500,000
 15        132,951             29,164            500,000            95,488            500,000
 16        145,760             28,018            500,000           103,133            500,000
 17        159,209             26,067            500,000           110,910            500,000
 18        173,331             23,129            500,000           118,783            500,000
 19        188,159             19,005            500,000           126,823            500,000
 20        203,728             13,483            500,000           134,947            500,000
 25        294,060                  0                  0           175,954            500,000
 30        409,348                  0                  0           212,434            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.426%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,246           $500,000           $  5,333           $500,000
  2          12,630             6,669            500,000             11,195            500,000
  3          19,423            10,241            500,000             17,610            500,000
  4          26,555            13,969            500,000             24,579            500,000
  5          34,045            17,845            500,000             32,165            500,000
  6          41,908            21,864            500,000             40,495            500,000
  7          50,165            26,012            500,000             49,594            500,000
  8          58,834            30,261            500,000             59,550            500,000
  9          67,937            34,587            500,000             70,459            500,000
 10          77,496            38,973            500,000             82,424            500,000
 11          87,532            43,422            500,000             95,464            500,000
 12          98,070            47,915            500,000            109,812            500,000
 13         109,134            52,462            500,000            125,566            500,000
 14         120,752            57,050            500,000            142,796            500,000
 15         132,951            61,645            500,000            161,730            500,000
 16         145,760            66,203            500,000            182,581            500,000
 17         159,209            70,633            500,000            205,543            500,000
 18         173,331            74,821            500,000            230,843            500,000
 19         188,159            78,637            500,000            258,819            500,000
 20         203,728            81,948            500,000            289,751            500,000
 25         294,060            86,345            500,000            503,467            584,022
 30         409,348            40,185            500,000            854,476            914,289

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                    1.574%)
                               ---------------------------------------------------------------------
                                    GUARANTEED*                           CURRENT**
                               -------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR         at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       ---------           -------           --------           --------           --------
  1        $ 12,322            $ 8,809           $508,809           $ 10,775           $510,775
  2          25,261             17,308            517,308             21,347            521,347
  3          38,846             25,454            525,454             31,686            531,686
  4          53,111             33,241            533,241             41,739            541,739
  5          68,090             40,645            540,645             51,509            551,509
  6          83,817             47,649            547,649             61,060            561,060
  7         100,330             54,223            554,223             70,336            570,336
  8         117,669             60,326            560,326             79,342            579,342
  9         135,875             65,925            565,925             88,083            588,083
 10         154,992             70,992            570,992             96,555            596,555
 11         175,064             75,523            575,523            104,646            604,646
 12         196,140             79,492            579,492            112,485            612,485
 13         218,269             82,902            582,902            120,012            620,012
 14         241,505             85,731            585,731            127,106            627,106
 15         265,903             87,935            587,935            133,835            633,835
 16         291,521             89,465            589,465            140,209            640,209
 17         318,419             90,226            590,226            146,169            646,169
 18         346,663             90,104            590,104            151,657            651,657
 19         376,319             88,990            588,990            156,745            656,745
 20         407,457             86,785            586,785            161,310            661,310
 25         588,120             57,718            557,718            174,318            674,318
 30         818,697                  0                  0            161,692            661,692

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.426%)
                   ------------------------------------------------------------
                          GUARANTEED*                     CURRENT**
                   ----------------------------- ------------------------------
         PREM          CASH          DEATH           CASH           DEATH
 YR    AT 5.00%       VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------    ------------   -------------  ------------   --------------
  1    $ 12,322    $      9,096   $    509,096   $     11,127   $      511,127
  2      25,261          18,418        518,418         22,711          522,711
  3      38,846          27,927        527,927         34,740          534,740
  4      53,111          37,618        537,618         47,173          547,173
  5      68,090          47,470        547,470         60,029          560,029
  6      83,817          57,464        557,464         73,386          573,386
  7     100,330          67,570        567,570         87,206          587,206
  8     117,669          77,746        577,746        101,509          601,509
  9     135,875          87,950        587,950        116,318          616,318
 10     154,992          98,147        598,147        131,647          631,647
 11     175,064         108,326        608,326        147,399          647,399
 12     196,140         118,449        618,449        163,719          663,719
 13     218,269         128,506        628,506        180,567          680,567
 14     241,505         138,466        638,466        197,837          697,837
 15     265,903         148,268        648,268        215,609          715,609
 16     291,521         157,845        657,845        233,912          733,912
 17     318,419         167,076        667,076        252,701          752,701
 18     346,663         175,818        675,818        271,933          771,933
 19     376,319         183,922        683,922        291,692          791,692
 20     407,457         191,243        691,243        311,869          811,869
 25     588,120         212,337        712,337        417,293          917,293
 30     818,697         187,470        687,470        519,999        1,019,999

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.426%)
                  ---------------------------------------------------------------
                          GUARANTEED*                      CURRENT**
                  ------------------------------- -------------------------------
         PREM         CASH            DEATH           CASH            DEATH
 YR    AT 5.00%       VALUE          BENEFIT          VALUE          BENEFIT
 ---   --------   -------------   --------------  -------------   --------------
  1    $ 12,322   $       9,379   $     509,379   $      11,473   $     511,473
  2      25,261          19,553         519,553          24,105         524,105
  3      38,846          30,556         530,556          37,985         537,985
  4      53,111          42,459         542,459          53,179         553,179
  5      68,090          55,327         555,327          69,825         569,825
  6      83,817          69,234         569,234          88,138         588,138
  7     100,330          84,251         584,251         108,228         608,228
  8     117,669         100,444         600,444         130,280         630,280
  9     135,875         117,890         617,890         154,500         654,500
 10     154,992         136,684         636,684         181,106         681,106
 11     175,064         156,953         656,953         210,222         710,222
 12     196,140         178,813         678,813         242,243         742,243
 13     218,269         202,425         702,425         277,400         777,400
 14     241,505         227,939         727,939         315,891         815,891
 15     265,903         255,499         755,499         358,124         858,124
 16     291,521         285,254         785,254         404,498         904,498
 17     318,419         317,320         817,320         455,376         955,376
 18     346,663         351,808         851,808         511,156       1,011,156
 19     376,319         388,838         888,838         572,422       1,072,422
 20     407,457         428,557         928,557         639,607       1,139,607
 25     588,120         675,701       1,175,701       1,085,781       1,585,781
 30     818,697       1,023,538       1,523,538       1,786,400       2,286,400

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

      Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Scudder Commissioned Prospectus, consisting of 75 pages;
     Morgan Stanley Dean Witter Prospectus, consisting of 80 pages; Putnam Prospectus, consisting of 87 pages; MFS
     Prospectus, consisting of 86 pages; Multiple Manager
     Commissioned, consisting of 80 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 1

     (2)  Not applicable.

     (3)  (a) Form of Underwriting Agreement. 1

          (b) Form of Selling Agreement. 2

          (c) Commission Schedule for Scudder Commissioned Policy and Dean Witter Policy. 1

          (d) Commission Schedule for Putnam Policy and MFS Policy. 1

     (4)  Not applicable.

     (5)  (a) Form of Group Contract:
              .  Scudder - (Group Contract 30020) 1
              .  Dean Witter - (Group Contract 30029) 1
                 Putnam
                 MFS
              .  Multi-Manager - (Group Contract 30037) 1

          (b) Proposed Form of Individual Policy and Policy Riders:
              .  Scudder (30018) 1,3
              .  Dean Witter (30027) 1,3
                 Putnam
                 MFS
              .  Multi-Manager (30040) 1,3

          (c) Proposed Form of Certificate and Certificate Riders: 1 . Scudder (30019) 1,3
              .  Dean Witter (30028) 1,3
                 Putnam
                 MFS
              .  Multi-Manager (30036) 1,3

     (6) (a) Amended Charter and Articles of Incorporation of the Company. 2

          (b) By-Laws of the Company. 2

     (7)  Not applicable.

     (8)  (a)   Form of Series Participation Agreement with Scudder
                Variable Life Investment Fund 2

          (b)   Form of Participation Agreement with Putnam
                Capital Manager Trust 2

          (c)   Form of Participation Agreement with MFS Variable
                Insurance Trust 2

          (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund 2

          (e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II 2

          (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. 5

          (g) Form of Participation Agreement with Dean Witter Variable Investment Series 1


     (9)  Not applicable.

     (10)     (a)    Form of Application for Group Contract (10914). 4

              (b)    Form of Application for Employee Insurance
                     (Guaranteed Issue) (Group Contract 10915). 4

              (c)    Form of Application for Employee Insurance
                     (Simplified Issue) (Group Contract 10921, 10920). 4

              (d)    Form of Application for Spouse Insurance
                     (Group Contract 10917). 4

              (e)    Form of Application for Employee Insurance
                     Guaranteed Issue (Individual Policy 10352, 33100). 4

              (f)    Form of Application for Employee Insurance
                     (Simplified Issue) (Individual Policy 10357). 4

              (g)    Form of Application for Spouse Insurance
                     (Individual Policy 10354). 4

              (h)    Form of Application Supplement for Scudder
                     Commissioned Policy, 33105. 1

              (i)    Form of Application Supplement for Putnam
                     Policy 33114. 1

              (j)    Form of Application Supplement for MFS Policy, 33115-20. 1

              (k)    Form of Application Supplement for Dean Witter Policy,
                     33113. 1

              (l) Form of Application Supplement for Multi-Manager Commissioned Policy, 33116. 1

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 1

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 1

4.   Not Applicable.

5.   Not Applicable.

6.   Not Applicable.

7. The opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8.   (a)  The consent of KPMG LLP, Independent Certified Public Accountants. 1

     (b)  Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 1

                                    *  *  *

1.   Filed herewith.

2. Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for the Policy and Certificate Riders only.

4. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

5. Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 found in File No. 33-36515, filed with the Securities and Exchange Commission on February 26, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April, 2000.



(Seal)                                        Paragon Life Insurance Company



Attest:  /s/Matthew P. McCauley             By:  /s/Carl H. Anderson
            -----------------------                 -----------------------
            Matthew P. McCauley,                    Carl H. Anderson, President
            Secretary                               and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

Signature                         Title                                Date

/s/Carl H. Anderson                                                    4/28/00
-----------------------
Carl H. Anderson            President and Director
                           (Chief Executive Officer)



/s/Matthew K. Duffy                                                    4/28/00
-----------------------
Matthew K. Duffy            Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)
                            and Director


-----------------------
E. Thomas Hughes, Jr.*      Director and Treasurer



-----------------------
Richard A. Liddy*           Director


/s/Matthew P. McCauley
--------------------
Matthew P. McCauley        Vice President                              4/28/00
                           General Counsel,
                           Secretary, and Director

Signature                      Title                      Date




/s/Craig K. Nordyke
-------------------------                                 4/28/00
Craig K. Nordyke             Executive Vice President,
                             Chief Actuary and Director



-------------------------
Warren J. Winer*            Director



-------------------------
Bernard H. Wolzenski*        Director


-------------------------
A. Greig Woodring*           Director




By: /s/Craig K. Nordyke
       ----------------------                             4/28/00
       Craig K. Nordyke




*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.




33-58796

                                 EXHIBIT INDEX


Exhibit

 1.       Resolution of the Board of Directors authorizing Separate Account B.

 2.       Form of Underwriting Agreement.

 3. Commission Schedule for MFS, Putnam, Scudder and Multi-Manger Commissioned Policy.

 4.       Commission Schedule for Dean Witter Policy.

 5.       (a)  Form of Group Contract:
               (1)  Scudder (30020)
               (2)  Dean Witter, Putnam, MFS (30029)
               (3)  Multi-Manager (30037)

          (b)  Proposed Form of Individual Policy:
               (1)  Scudder (30018)
               (2)  Dean Witter, Putnam, MFS (30027)
               (3)  Multi-Manager (30040)

          (c)  Proposed Form of Certificate:
               (1)  Scudder (30019)
               (2)  Dean Witter, Putnam, MFS (30028)
               (3)  Multi-Manager (30036)

 6.       Form of Participation Agreement with Dean Witter Variable Investment
          Series.

 7.       (a)  Form of Application Supplement for Scudder Commissioned Policy,
               33105.
          (b)  Form of Application Supplement for Putnam Policy, 33114.
          (c)  Form of Application Supplement for MFS Policy, 33115-20.
          (d)  Form of Application Supplement for Dean Witter Policy, 33113.
          (e) Form of Application Supplement for Multi-Manager Commissioned Policy, 33116.

 8.       Issue, Transfer, and Redemption Memo.

 9. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

10. Opinion and consent of Craig K. Nordyke, F.S.A, M.A.A.A., Executive Vice President and Chief Actuary

11.       Written consent of KPMG LLP, Independent Certified Public Accountants.

12.       Written consent of Sutherland Asbill & Brennan LLP.

13.       Powers of Attorney.